Mortgage Guaranty Insurance Corporation 250 E. Kilbourn Avenue P.O. Box 488, Milwaukee, Wisconsin 53201-0488	MGIC

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Declaration Page for Use With

Mortgage Guaranty Master Policy

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____________________________________________________________________________________________________________

Mortgage Guaranty Insurance Corporation (a stock insurance company hereinafter called the "Company") agrees to pay to the Insured identified below, in consideration of the premium or premiums to be paid as specified in this Policy and in reliance on the Insured's Application for coverage under this Policy any Loss due to the Default by a Borrower on a Loan, subject to the terms and conditions in this Policy.

____________________________________________________________________________________________________________

Insured's Name and Mailing Address:

Master Policy Number:

LaSalle Bank National Association as Trustee for the

12-670-4-3409

Structured Asset Investment Loan Trust Mortgage

Pass-Through Certificates Series 2003-BC10

Effective Date of Policy:

135 South LaSalle Street

September 1, 2003

Suite 1625

Chicago, Illinois  60603

____________________________________________________________________________________________________________

Includes Terms and Conditions #71-7135 (8/94)

Includes Endorsement(s):

#71-70192 (8/01)

#71-70201 (1/03)

____________________________________________________________________________________________________________

In Witness Whereof, the Company has caused its Corporate Seal to be hereto affixed and these presents to be signed by its duly authorized officers in facsimile to become effective as its original seal and signatures and binding on the Company.

MORTGAGE GUARANTY INSURANCE CORPORATION

Authorized Representative

Steven M. Thompson, Vice President

____________________________________________________________________________________________________________

Form #71-70035 (10/96)

Table of Contents

Mortgage Guaranty Master Policy

1

Definitions

1.1

Application

1.2

Appropriate Proceedings

1.3

Borrower

1.4

Borrower's Title

1.5

Certificate

1.6

Certificate Effective Date

1.7

Claim

1.8

Claim Amount

1.9

Commitment

1.10

Default

1.11

Environmental Condition

1.12

Good and Merchantable Title

1.13

Insured

1.14

Loan

1.15

Loss

1.16

Owner or Owner of the Loan

1.17

Perfected Claim

1.18

Person

1.1

Physical Damage

1.2

Policy

1.21

Possession of the Property

1.22

Property

1.23

Residential

1.24

Servicer

1.25

Settlement Period

1.26

Value

2

Obtaining Coverage and Payment of Premiums

2.1

Application and Certificate

2.2

Representations of the Insured

2.3

Company's Remedies for Misrepresentation

2.4

Incontestability for Certain Misrepresentations

2.5

Initial Premium and Term of Coverage

2.6

Renewal of Certificate and Termination for Non-Payment of Renewal Premium; Reinstatement of
Terminated Coverage

2.7

Special Procedures for Certification of Coverage; Payment of Initial and Renewal Premiums

2.8

Cancellation by the Insured of a Certificate

2.9

Cancellation of Policy

2.10

Relationship Among the Company, the Owner of a Loan, and the Servicer of a Loan

2.11

Refund of Premium for Denial of Claim in Full

3

Changes in Various Loan Terms, Servicing and Insured; Co-ordination and Duplication of Insurance Benefits

3.1

Loan Modifications

3.2

Open End Provisions

3.3

Assumptions

3.4

Change of Servicing

3.5

Change of Owner

3.6

Co-ordination and Duplication of Insurance Benefits

4

Exclusions From Coverage

4.1

Balloon Payment

4.2

Effective Date

4.3

Incomplete Construction

4.4

Fraud, Misrepresentation and Negligence

4.5

Non-Approved Servicer

4.6

Physical Damage (Other than Relating to Pre-Existing Environmental Conditions)

4.7

Pre-Existing Environmental Conditions

4.8

Down Payment

4.9

First Lien Status

4.10

Breach of the Insured's Obligations or Failure to Comply with Terms

5

Conditions Precedent to Payment of Claim

5.1

Notice of Default

5.2

Monthly Reports

0.1

Company's Option to Accelerate Filing of a Claim

0.2

Voluntary Conveyance

5.5

Appropriate Proceedings

5.6

Mitigation of Damages

5.7

Advances

5.8

Claim Information and Other Requirements

5.9

Acquisition of Borrower's Title Not Required

5.10

Sale of a Property by the Insured Before End of Settlement Period

5.11

Foreclosure Bidding Instructions Given by the Company

5.12

Effect of Unexpired Redemption Period on Payment of a Claim

5.13

Collection Assistance

6

Loss Payment Procedure

6.1

Filing of Claim

6.2

Calculation of Claim Amount

6.3

Payment of Loss; Company's Options

6.4

Calculation of Settlement Period

6.5

Payment by the Company After the Settlement Period

6.6

Discharge of Obligation

7

Additional Conditions

7.1

Proceedings of Eminent Domain

7.2

Pursuit of Deficiencies

7.3

Subrogation

7.4

Policy for Exclusive Benefit of the Insured and the Owner

7.5

Effect of Borrower Insolvency or Bankruptcy on Principal Balance

7.6

Arbitration of Disputes; Suits and Actions Brought by the Insured

7.7

Release of Borrower; Defenses of Borrower

7.8

Amendments; No Waiver; Rights and Remedies; Use of Term "Including"

7.9

No Agency

7.10

Successors and Assigns

7.11

Applicable Law and Conformity to Law

7.12

Notice

7.13

Reports and Examinations

7.14

Electronic Media

Terms and Conditions

1

Definitions

1.1

Application means a request for coverage, including assumption of coverage, under this Policy for a Loan on a form or in a format provided by the Company, and all other statements, documents or information furnished to the Company by the Insured or any other Person in connection with the insuring of the Loan. An application will include information, if so furnished to the Company, contained in the Borrower's Loan application, appraisal, verifications of income and deposit, plans and specifications for the Property, and all other exhibits and documents, and will include all data and information so furnished by electronic means.

1.2

Appropriate Proceedings means any legal or administrative action by the Insured affecting either a Loan or title to a Property, including:

a.

Preserving a deficiency recovery by making a bid at the foreclosure sale and pursuing a deficiency judgment until the end of the Settlement Period, where appropriate and permissible and where directed by the Company; or

b.

Enforcing the terms of the Loan as allowed by the laws where the Property is located; or

c.

Acquiring Borrower's Title or Good and Merchantable Title to the Property, as either may be required under this Policy, but excluding such title as may be acquired by a voluntary conveyance from the Borrower; or

d.

Asserting the Insured's interest in the Property in a Borrower's bankruptcy.

1.3

Borrower means any Person legally obligated to repay the debt obligation created by a Loan, including any co-signer or guarantor of the Loan.

1.4

Borrower's Title means such title to a Property as was vested in the Borrower at the time of a conveyance to the Insured arising out of or pursuant to a foreclosure of the Loan; provided, however, if the Insured so elects, the redemption period need not have expired. Borrower's Title in the Insured may be, but need not be the equivalent of Good and Merchantable Title, and the deed evidencing Borrower's Title need not be recorded unless required by applicable law.

1.5

Certificate means the document, which may be on the same form as the Commitment, issued by the Company pursuant to this Policy and extending the coverage indicated therein to a specified Loan.

1.6

Certificate Effective Date means, as specified in the Certificate, (a) the closing date of a Loan, or (b) the later date requested by the Insured and accepted by the Company.

1.7

Claim means the timely filed written request, made on a form or in a format provided or approved by the Company, to receive the benefits of this Policy.

1.8

Claim Amount means the amount calculated in accordance with Section 6.2 of this Policy.

1.9

Commitment means the document, which may be on the same form as the Certificate, issued by the Company evidencing the Company's offer to insure the Loan identified therein, subject to the terms and conditions therein and in this Policy.

1.10

Default means the failure by a Borrower (a) to pay when due an amount equal to or greater than one (1) monthly regular periodic payment due under the terms of a Loan or (b) to pay all amounts due on acceleration of the Loan by the Insured after breach by the Borrower of a due on sale provision in the Loan, granting the Insured the right to accelerate the Loan upon transfer of title to, or an interest in, the Property and to institute Appropriate Proceedings. Violation by the Borrower of any other term or condition of the Loan which is a basis for Appropriate Proceedings shall not be considered to be a Default.

A Loan is deemed to be in Default for that month as of the close of business on the installment due date for which a scheduled monthly payment has not been made or as of the close of business on the due date stated in the notice of acceleration given pursuant to the due-on-sale provision in the Loan. The Loan will be considered to remain in Default until filing of a Claim so long as such periodic payment has not been made or such basis for Appropriate Proceedings remains. For example, a Loan is "four (4) months in Default" if the monthly installments due on January 1 through April 1 remain unpaid as of the close of business on April 1 or if a basis for acceleration and Appropriate Proceedings exists for a continuous period of four months.

1.11

Environmental Condition means the presence of environmental contamination, including nuclear reaction or radioactive waste, toxic waste, or poisoning, contamination or pollution of earth or water subjacent to the Property or of the atmosphere above the Property; or the presence, on or under a Property, of any "Hazardous Substance" as that term is defined by the federal Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Sec. 9601 et. seq., as amended from time to time) or as defined by any similar state law, or of any "Hazardous Waste" or "Regulated Substance" as those terms are defined by the federal Resource Conservation and Recovery Act (42 U.S.C. sec. 6901, et seq., as amended from time to time) or as defined by any similar state law. Environmental Condition does not mean the presence of radon, lead paint, or asbestos.

1.12

Good and Merchantable Title means title to a Property free and clear of all liens, encumbrances, covenants, conditions, restrictions, easements and rights of redemption, except for any of the following or as permitted in writing by the Company:

a.

Any lien established by public bond, assessment or tax, when no installment, call or payment of or under such bond, assessment or tax is delinquent;

b.

Any municipal and zoning ordinances and exceptions to title waived by the regulations of federal mortgage insurers and guarantors with respect to mortgages on one-to-four family residences in effect on the date on which the Loan was closed and all documents were executed; and

c.

Any other impediments which will not have a materially adverse effect on either the transferability of the Property or the sale thereof to a bona fide purchaser.

Good and Merchantable Title will not exist if (i) there is any lien pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act, or similar federal or state law, as in effect from time to time, providing for liens in connection with the removal and clean-up of environmental conditions, or if notice has been given of commencement of proceedings which could result in such a lien, or (ii) there are limitations on ingress and egress to the Property or on use of utilities. Any action or proceeding after a foreclosure sale relating to establishing a deficiency judgment will not be considered in determining whether the Insured has acquired Good and Merchantable Title.

1.13

Insured means:

a.

The Person designated on the face of this Policy; or

b.

Any Person to whom coverage has been assigned resulting in a change in the Insured named on a Certificate in accordance with this Policy.

The Insured must be the Servicer of a Loan or, if there is no Servicer, the Owner of the Loan.

1.14

Loan means any note, bond, or other evidence of indebtedness secured by a mortgage, deed of trust, or other similar instrument, which constitutes or is equivalent to a first lien or charge on a Property and which the Company has approved for insurance and to which coverage under this Policy has been extended.

1.15

Loss means the liability of the Company with respect to a Loan for payment of a Perfected Claim which is calculated in accordance with Section 6.3. A Loss will be deemed to have occurred when a Default on a Loan occurs, even though the amount of Loss is not then either presently ascertainable or due and payable.

1.16

Owner or Owner of the Loan means the Person who owns a Loan and of whom the Company is notified in accordance with this Policy.

1.17

Perfected Claim means a Claim received by the Company which contains all information or proof required by the Company and for which all requirements of this Policy applicable to payment of a Claim are satisfied.

1.18

Person means any individual, corporation, partnership, association or other entity.

1.19

Physical Damage means any tangible injury to a Property, whether caused by accident, natural occurrence, or any other reason, including damage caused by defects in construction, land subsidence, earth movement or slippage, fire, flood, earthquake, riot, vandalism or any Environmental Condition.

1.20

Policy means this contract of insurance and all Applications, Commitments, endorsements, schedules, and Certificates, which are incorporated in this Policy, related to Loans insured under this Policy.

1.21

Possession of the Property means, if the Company elects to acquire the Property, physical and undisputed occupancy and control of the Property at the time of acquisition.

1.22

Property means a Residential real property and all improvements thereon which secure a Loan, together with all easements and appurtenances, all rights of access, all rights to use common areas, recreational and other facilities, and all of their replacements or additions.

1.23

Residential means a type of building or a portion thereof which is designed for occupancy by not more than four (4) families, or a single-family condominium, or a unit in a planned unit development.

1.24

Servicer means that Person acting on behalf of the Owner of a Loan (or on behalf of the Owner's designee, if any) to service the Loan and of whom the Company has been notified. The Servicer acts as a representative of the Owner of the Loan (and the Owner's designee, if any) and will bind the Owner and its designee for all purposes of this Policy, including providing information to the Company, receiving any notices, paying premiums, accepting Loss payments, and performing any other acts under this Policy. References in this Policy to a Servicer's obligations will not be construed as relieving the Owner or its designee of responsibility for the Servicer's performance.

1.25

Settlement Period means the sixty (60) day period as determined under Section 6.4, at the end of which a Loss is payable by the Company; provided that if the Company pays a Loss prior to expiration of such sixty (60) day period, the Settlement Period ends with such payment.

1.26

Value means the lesser of the sales price of a Property (only applicable in the case of a Loan to finance the purchase of such Property) or appraised value of the Property as set forth in the Certificate.

Any pronouns, when used in this Policy, will mean the singular or plural, masculine or feminine, as the case may be.

2

Obtaining Coverage and Payment of Premiums

2.1

Application and Certificate - In order to insure a Loan under this Policy, the Insured or a Person acting on behalf of the Insured must submit to the Company a properly completed Application. Approval of any Application will be at the discretion of the Company and will be in the form of a Commitment or a Certificate which offers to extend, or extends coverage under the terms and conditions of both this Policy and the Commitment or Certificate, as the case may be.

In lieu of such an Application and supporting statements, documents and information submitted to the Company in connection with insuring a Loan, the Company may accept an alternative form of Application, containing more limited information, including certifications by or on behalf of the Insured as to characteristics of a Loan in lieu of supporting statements, documents and information. The Company shall be entitled to fully rely on such alternative Application as submitted. Use of an alternative form of Application shall not waive or change the other terms and conditions of this Policy under which a Loan is insured or the responsibility of the Insured for the accuracy of statements, documents and information submitted by it or other Persons to the Company as provided in this Policy.

If the Company declines to approve a mortgage loan, it will not issue a Commitment or Certificate, and it will notify the Insured in writing of such declination. If the Insured or the Person acting on its behalf subsequently denies the mortgage loan application which it received from the applicant, the Insured or such Person will be responsible for notifying the applicant that the Company declined to approve the mortgage loan. Such notification will be made in compliance with any applicable state or federal laws or regulations, including the Equal Credit Opportunity Act and any other similar law or regulation.

2.2

Representations of the Insured - The Insured represents that:

a.

all statements made and information provided to the Company in an Application or in any Commitment or Certificate (including as such is related to continuation of coverage upon assumption of a Loan), whether by it, the Borrower, or any other Person, have been made and presented for and on behalf of the Insured; and

b.

such statements and information are not false or misleading in any material respect as of the date(s) on which they are made or provided and do not omit any fact necessary in order to make such statements and information not false or misleading in any material respect as of such date(s).

It is understood and agreed that such statements and information in the aggregate are, and in certain instances individually may be, material to the Company's decision to offer, provide or so continue coverage of the related Loan; the Company issues the related Commitment and Certificate or continues coverage in reliance on the accuracy and completeness of such statements and information and without any obligation to independently verify the statements and information submitted to it; and the Company's reliance on the representations in Section 2.2(a) and (b) above survive the issuance of a Commitment and Certificate or such continuation of coverage.

Without otherwise limiting the scope of this Section 2.2, a breach of Section 4.8 relating to down payment will be deemed a material misrepresentation for purposes of this Section 2.2. The foregoing representations shall be effective whether or not they are made by the Insured or other Person with the intent to deceive or mislead, or with the knowledge that they are not true and correct.

2.3

Company's Remedies for Misrepresentation - Subject to Section 2.4, if any of the Insured's representations as described in Section 2.2 are materially false or misleading with respect to a Loan, the Company will have at its option, the right to defend against a Claim, or to the extent permitted by applicable law, to cancel or rescind coverage under any Certificate retroactively to commencement of coverage (or if the misrepresentation occurs with respect to continuation of coverage upon assumption of a Loan, to so defend, cancel or rescind retroactively to the date of such continuation). In the case of such cancellation or rescission, the Company shall return at that time all paid premiums retroactively to such applicable date.

2.4

Incontestability for Certain Misrepresentations - Notwithstanding Sections 2.2 or 2.3, no Claim for Loss will be denied or adjusted, nor will the Certificate's coverage be rescinded or canceled, by reason of any misrepresentations (whether by statements made or omitted) contained in an Application, provided that all of the following requirements, conditions and circumstances, to the extent not waived in writing at the option of the Company, are satisfied:

a.

The misrepresentation must not have been knowingly made, or knowingly participated in, by:

1.

The Insured or any other Person which originated the Loan; or

2.

Any other of the following Persons:

i)

correspondent lender, mortgage loan broker or other intermediary underwriting or processing the Loan on behalf of the Insured or any other Person which originated the Loan; or

ii)

escrow or closing agents, or any other agent of, or broker for, the Insured or any other Person which originated the Loan acting with respect to the Loan or the related Property transaction.

b.

The Borrower must have made twelve (12) consecutive full installment payments of principal, interest and impound or escrow amounts in the amounts as called for by the Loan, and all of those payments must have been made from the Borrower's own funds.

A payment will be considered to be "consecutive" only if it is made prior to the date the next scheduled installment becomes due. The "Borrower's own funds" will include any funds used by the Borrower for the purpose of making installment payments, but will not include funds provided directly or indirectly by any Person (other than the Borrower) who is or was a party to the Loan or to the related Property transaction, unless expressly set forth in the Application.

c.

This Section 2.4 will not apply to a Certificate if within twelve (12) months before or after a material misrepresentation by a Borrower or other Person (other than those Persons identified in Section 2.4(a)), there are one or more material misrepresentations in an Application (i) with respect to three (3) or more other mortgage loans insured at any time by the Company for the Insured or any other lender and (ii) which result from the direct or indirect acts or omissions of the same Borrower or same other Person (including any other Person acting directly or indirectly in concert).

d.

This Section 2.4 shall not be construed to limit the applicability of Section 4.4(b) to a misrepresentation which is subject to this Section 2.4.

e.

The Company's payment of a Claim will not limit any rights which the Company has against the Borrower or any other Person (other than the Insured) for any misrepresentation.

2.5

Initial Premium and Term of Coverage

a.

Within fifteen (15) days from the Certificate Effective Date, or such other date as the Company and the Insured may agree to in writing, the Insured must forward to the Company the appropriate initial premium. Payment of the initial premium shall be a condition precedent to coverage being extended to the Loan. Subject to cancellation by the Insured or the Company as provided in this Policy, coverage shall remain in full force and effect for the period covered by the initial premium. Tender of the initial premium will constitute a representation for purposes of Section 2.2 by the Insured that any special conditions included by the Company in the related Commitment have been satisfied and that no payment which is then due under the Loan is more than thirty (30) days past due.

b.

The Company will not rescind or cancel coverage, or deny or adjust a Claim for Loss, with respect to a Loan on the basis of a failure to satisfy a special condition (other than a special condition relating to completion of construction, as described in Section 4.3 or to rehabilitation or repairs) if the Borrower has made twenty-four (24) consecutive full installment payments from the Borrower's own funds. The terms "installment payments," "consecutive," and "Borrower's own funds" shall have the meanings provided in Section 2.4(b).

2.6

Renewal of Certificate and Termination for Non-Payment of Renewal Premium; Reinstatement of Terminated Coverage

a.

The Company must give the Insured prior notice of the due date for payment of the applicable renewal premium payable for continued coverage of each Certificate. The entire renewal premium must be paid within a forty-five (45) day grace period (or such longer grace period generally allowed by the Company) after the due date for payment. Upon payment of the entire renewal premium within such grace period, the Certificate will be deemed renewed for the applicable renewal period and a Default occurring within said grace period which is not cured, and which results in a Claim being filed, will be covered.

If a Default occurs prior to the date through which the applicable premium has been paid, and if such Default is not cured and results in a Claim being filed, such Default shall remain covered and no further premium shall be due in order to maintain coverage of such Default.

With respect to a Loan with renewal premiums due on an annual basis, if the annual renewal premium is not paid within such grace period (but subject to the Owner's right to cure non-payment as provided in (b) of this Section 2.6), the coverage of the Certificate and the Company's liability will terminate effective as of 12:01 a.m. on the first day following the date through which the applicable premium has been paid and as a result, any Default occurring after the date through which the applicable premium has been paid will not be covered.

With respect to a Loan with renewal premiums due on a monthly basis, if the monthly renewal premium is not paid within such grace period (but subject to the Owner's right to cure non-payment as provided in (b) of this Section 2.6), the coverage of the Certificate and the Company's liability will terminate as of 12:01 a.m. on the first day following the date through which the applicable monthly premium has been paid, except that if a Default on the Loan occurs between the last date through which the applicable monthly renewal premium has been paid and the end of such grace period, the Insured shall not be required to pay renewal premiums, and coverage of such Default will continue, while such Default exists. If such Default is cured, all monthly renewal premiums not paid during the period of Default shall be payable (unless previously paid by the Insured) within forty-five (45) days or such longer period generally allowed by the Company after notice from the Company in order to continue coverage. If such Default is not cured and results in a Claim, the unpaid monthly renewal premiums through the renewal month in which such Default occurred shall be paid as provided in Section 6.3 by deduction from the Loss.

b.

If there occurs a transfer of servicing rights for a group of Loans to a new Servicer, a seizure of servicing rights by the Owner of such Loans, or a Servicer's surrender to the Owner of such servicing rights and if:

1.

the Company terminates coverage on one or more of such Loans for nonpayment of the renewal premium; and the grace period for payment of the renewal premium provided for in Section 2.6 (a) expired after such transfer, seizure or surrender;

2.

either the Owner of such Loans on which coverage was terminated, or the new Servicer for such Loans, certifies in writing to the Company within sixty (60) days after expiration of such grace period, that all of such Loans were serviced for the Owner at the time of nonpayment of renewal premium; and that in good faith it believes that the failure to pay the renewal premium on all such Loans was an error or omission caused by such transfer, seizure or surrender of servicing; and

3.

either the Owner or the new Servicer of such Loans pays the entire amount of renewal premiums due and unpaid on all such Loans within such sixty day period; then upon satisfaction of all of the foregoing conditions, the Company shall reinstate coverage on such Loans retroactively to the effective date of termination of coverage, under all of the terms and conditions in effect at termination and as if there had been no lapse in coverage.

2.7

Special Procedures for Certification of Coverage; Payment of Initial and Renewal Premiums

a.

The Company may permit coverage of a Loan to be certified and become effective without the Insured's return of an executed Commitment or Certificate, but coverage will only become effective if within fifteen (15) days after the Certificate Effective Date (or such longer period as the Company may allow) the Insured provides the Company with the Certificate Effective Date and other information required by the Company, and pays the required premium. If signature and return of an executed Commitment or Certificate is not required, the Insured will nevertheless be automatically deemed to have made all certifications, representations and statements attributable to it in the form of the Commitment or Certificate, as though, and to the same extent as if, the Insured had executed and returned the Commitment or Certificate.

b.

The Insured acknowledges that the Company deposits initial and renewal premium checks immediately upon receipt and agrees that the receipt and deposit of a premium check by the Company after the time specified in this Policy for receipt, does not constitute a waiver of the requirements of this Policy for timely receipt or an acceptance of premium by the Company. The Company will have the right to return such late premium payment, but only within sixty (60) days after receipt, in which case coverage will be cancelled retroactively to the Certificate Effective Date for a late initial premium, or to the last day of the period covered by the previous premium payment for a late renewal premium. Receipt, deposit and retention of a premium check will not constitute a waiver of any defenses with respect to any other matters which the Company may have under this Policy.

2.8

Cancellation by the Insured of a Certificate - The insured may obtain cancellation of a Certificate by returning the Certificate to the Company or making a written request to the Company for cancellation. Upon receipt, the Company will refund, where applicable, a portion of the premium paid in accordance with the appropriate cancellation schedule which is either attached to this Policy or which will be provided by the Company to the Insured upon request. However, no refund on a Certificate will be paid if the Loan is in Default on the date the Company receives the request. Cancellation of a Certificate will not cancel this Policy.

2.9

Cancellation of Policy - Either the Insured or the Company may cancel their respective right or obligation to receive or issue new Commitments or Certificates under this Policy by providing thirty (30) days' written notice of cancellation of this Policy. However, Commitments and Certificates issued prior to such cancellation of this Policy will continue in force so long as all premiums are paid and all other terms and conditions of this Policy for coverage are complied with by the Insured.

2.10

Relationship Among the Company, the Owner of a Loan, and the Servicer of a Loan - The Company will be entitled to assume that the Insured identified on this Policy and under a Certificate is the Owner of the Loan. If the Company receives written notice acceptable to it that there is an Owner of the Loan who is not the Insured, the Company shall identify that Owner in its internal records and for purposes of this Policy. The Company shall be required to identify only one Owner for a Loan at any one time.

The Company will provide the Owner of a Loan so identified in its records with an opportunity to cure non-payment of renewal premium, as provided under Section 2.6; will notify such Owner of the Loan of a non-approved Servicer and allow replacement with a new Servicer, as provided under Section 4.5; will allow the Owner (or its designee, if any) to replace a Servicer and allow the replacement Servicer to become the Insured under Section 1.13; and will allow the Owner to become the Insured under Section 1.13 if the Owner services the Loan itself. Any Person becoming an Insured under this Policy shall be subject to all of the terms and conditions of this Policy to the same extent as any previous Insured hereunder and without regard to the extent of the knowledge or responsibility of such Person, relating to matters occurring before such Person became an Insured.

2.11

Refund of Premium for Denial of Claim in Full - If, because of a provision in Sections 2, 3 or 4 (other than Sections 4.3, 4.6, or 4.7), no Loss is payable to the Insured, the Company shall return to the Insured all paid premiums retroactively and pro rata to the date when the event or circumstance occurred which resulted in no Loss being payable.

3

Changes in Various Loan Terms, Servicing and Owner; Co-ordination and Duplication of Insurance Benefits

3.1

Loan Modifications - Unless advance written approval is provided by, or obtained from, the Company, the Insured may not make any change in the terms of a Loan, including the borrowed amount, interest rate, term or amortization schedule of the Loan, except as permitted by terms of the Loan; nor make any change in the Property or other collateral securing the Loan; nor release the Borrower from liability on a Loan.

3.2

Open End Provisions - The Insured may increase the principal balance of a Loan, provided that the written approval of the Company has been obtained. The Insured will pay the Company the additional premium due at the then prevailing premium rate.

3.3

Assumptions - If a Loan is assumed with the Insured's approval, the Company's liability for coverage under its Certificate will terminate as of the date of such assumption, unless the Company approves the assumption in writing. The Company will not unreasonably withhold approval of an assumption. It is understood that coverage will continue, and that the restriction of this Section 3.3 will not apply, if under the Loan or applicable law the Insured cannot exercise a "due-on-sale" clause or is obligated to consent to such assumption under the Loan or applicable law.

3.4

Change of Servicing - If the servicing rights for a Loan are sold, assigned or transferred by the Insured or the Owner, coverage of the Loan hereunder will continue provided that written notice of the new Servicer is given to the Company and the new Servicer is approved in writing by the Company. The Company shall be automatically deemed to have approved as a Servicer any person to whom the Company has issued a master policy, which has not been cancelled, providing for residential mortgage guaranty insurance.

3.5

Change of Owner - If a Loan or a participation in a Loan is sold, assigned or transferred by its Owner, coverage of the Loan will continue, subject to all of the terms and conditions contained in this Policy. The new Owner of the Loan will be identified in the Company's records from the date that the Company receives written notice thereof. In the case of the sale of a participation in a Loan, the Company shall be notified of only one new Owner. If there is new ownership, the Loan must continue to be serviced by a Person approved by the Company as a Servicer.

3.6

Co-ordination and Duplication of Insurance Benefits - The coverage under this Policy shall be excess over any other insurance which may apply to the Property or to the Loan, except for mortgage guaranty pool insurance or supplemental or second tier mortgage insurance.

4

Exclusions From Coverage

The Company will not be liable for, and this Policy will not apply to, extend to or cover the following:

4.1

Balloon Payment - Any Claim arising out of or in connection with the failure of the Borrower to make any payment of principal and/or interest due under a Loan, (a) as a result of the Insured exercising its right to call the Loan (other than when the Loan is in Default) or because the term of the Loan is shorter than the amortization period, and (b) which is for an amount more than twice the regular periodic payments of principal and interest that are set forth in the Loan (commonly referred to as a "balloon payment"). This exclusion will not apply if the Insured, the Owner of the Loan, or other Person acting on either's behalf offers the Borrower, in writing, a renewal or extension of the Loan or a new loan which (i) constitutes a first lien, (ii) is at rates and terms generally prevailing in the marketplace (but otherwise subject to Section 3.1), (iii) is in an amount not less than the then outstanding principal balance, (iv) has no decrease in the amortization period, and (v) is offered regardless of whether the Borrower is then qualified under the Insured's or Owner's underwriting standards. This exclusion also will not apply if the Borrower is notified of the availability of such renewal or extension of the Loan or new loan and does not accept the renewal, extension or new loan.

4.2

Effective Date - Any Claim resulting from a Default existing at the Certificate Effective Date or occurring after lapse or cancellation of a Certificate.

4.3

Incomplete Construction - Any Claim when, as of the date of such Claim, construction of a Property is not completed in accordance with the construction plans and specifications upon which the appraisal of the Property at origination of the Loan was based.

4.4

Fraud, Misrepresentation and Negligence - (a) Any Claim not otherwise within the scope of Section 2.3 where there was fraud or misrepresentation by the Insured with respect to the Loan, and the fraud or misrepresentation (1) materially contributed to the Default resulting in such Claim; or (2) increased the Loss, except that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount.

(b) Any Claim where there was negligence by the Insured with respect to the Loan, which (1) was material to either the acceptance of the risk or the hazard assumed by the Company; (2) materially contributed to the Default resulting in such Claim; or (3) increased the Loss, except that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount.

4.5

Non-Approved Servicer - Any Claim occurring when the Servicer, at time of Default or thereafter, is not approved in writing or in a list published by the Company; provided that this exclusion shall only apply if the Company notifies the Owner of the Loan in writing if a Servicer is no longer approved and if within ninety (90) days thereafter the Owner does not complete a transfer of servicing to a new Servicer approved by the Company.

4.6

Physical Damage (Other than Relating to Pre-Existing Environmental Conditions) - Any Claim where, at any time after the Certificate Effective Date, Physical Damage to a Property (of a type other than as described in Section 4.7 and other than reasonable wear and tear), occurs or manifests itself subject to the following provisions:

a.

This exclusion will not apply if the Company in good faith determines that the aggregate cost of restoring all such Physical Damage is less than fifteen hundred dollars ($1,500), or such higher amount as the Company may provide from time to time.

b.

This exclusion will apply only if such Physical Damage occurred or manifested itself (1) prior to expiration of the Settlement Period and the Company elects to acquire the related Property in settlement of a Claim; or (2) prior to the Default and was the most important cause of the Default and the Property was either uninsured for loss arising from such Physical Damage or was insured for an amount which, disregarding normal and customary deductibles not to exceed fifteen hundred dollars ($1,500) or such higher amount as the Company may provide from time to time, was insufficient to restore the Property as provided in paragraph (c) below.

c.

The exclusion resulting from paragraph (b) will not apply if the Property is restored in a timely and diligent manner to its condition (except reasonable wear and tear) as of the Certificate Effective Date. In lieu of requiring restoration of the Property, the Company may, at its option, reduce the Claim Amount by an amount equal to the cost of such restoration.

d.

For purposes of this Section 4.6, the Property subject to restoration will consist only of the land, improvements or personal property deemed part of the real property under applicable law; and chattel items affixed to the real property and identified in the appraisal of the Property at the time the Loan was made, whether or not they are deemed part of the real property.

e.

Cost estimates relied upon by the Company in connection with this Section 4.6 shall be provided in writing by an independent party selected by the Company. The Company will furnish the Insured with- any such written cost estimates, if requested by the Insured.

4.7

Pre-Existing Environmental Conditions - Any Claim where there is an Environmental Condition which existed on the Property (whether or not known by the Person submitting an Application for coverage of the Loan) as of the Certificate Effective Date, subject to the following provisions:

a.

This exclusion will not apply if the existence of such Environmental Condition, or the suspected existence of such Environmental Condition, was specifically disclosed to the Company in the Application relating to the Property.

b.

This exclusion will apply only if such Environmental Condition (1) was a principal cause of the Default, and (2) has made the principal Residential structure on the Property uninhabitable. A structure will be considered "uninhabitable" if generally recognized standards for residential occupancy are violated or if, in the absence of such standards, a fully informed and reasonable person would conclude that such structure was not safe to live in without fear of injury to health or safety.

c.

This exclusion will not apply if the Environmental Condition is removed or remedied in a timely and diligent manner in accordance with applicable governmental standards for safe residential occupancy.

4.8

Down Payment - Any Claim involving a Loan which is for the purchase of the Property, and for which the Borrower did not make a down payment as described in the Application.

4.9

First Lien Status - Any Claim, if the mortgage, deed of trust or other similar instrument executed by the Borrower and insured hereunder did not provide the Insured at origination with a first lien on the Property.

4.10

Breach of the Insured's Obligations or Failure to Comply with Terms - Any Claim involving or arising out of any breach by the Insured of its obligations under, or its failure to comply with the terms of, this Policy or of its obligations as imposed by operation of law, if the breach or failure:

a.

Materially contributed to the Default resulting in such Claim; or

b.

Except for a breach described in Section 2.3, increased the Loss; provided that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount.

5

Conditions Precedent to Payment of Claim

It is a condition precedent to the Company's obligation to pay a Loss that the Insured comply with all of the following requirements:

5.1

Notice of Default -The Insured must give the Company written notice:

a.

Within forty-five (45) days of the Default, if it occurs when the first payment is due under the Loan; or

b.

Within ten (10) days of either

1.

The date when the Borrower becomes four (4) months in Default on the Loan; or

2.

The date when any Appropriate Proceedings which affect the Loan or the Property or the Insured's or Borrower's interest therein have been started;

whichever occurs first.

5.2

Monthly Reports - Following a notice of Default on the Loan, the Insured must give the Company monthly reports on forms or in a format acceptable to the Company on the status of the Loan and on the servicing efforts undertaken to remedy the Default. These monthly reports may be furnished less frequently if allowed in writing by the Company and must continue until the Borrower is no longer in Default, the Appropriate Proceedings terminate, or until the Insured has acquired the Property.

5.3

Company's Option to Accelerate Filing of a Claim - If the Company so directs, at any time after receiving the Insured's notice of Default, the Insured must file a Claim within twenty (20) days after notice from the Company. The Company will then make a payment of Loss in accordance with the percentage guaranty option in Section 6.3(b). Thereafter, following the acquisition of Borrower's Title by the Insured, the Insured will be entitled to file a supplemental Claim at the time prescribed in Section 6.1 in an amount equal to the sum of its advances, less the deductions, all as specified in Section 6.2, to the extent not included in the payment of the initial Claim. Such supplemental Claim must be paid by the Company in accordance with Section 6.3(b). No interest shall be includable in the Claim Amount under this Section 5.3 after the date that the accelerated claim is filed. If a Loan for which the Company has paid a Claim is subsequently brought current by the Borrower, the Insured shall refund to the Company the Loss paid by the Company with respect to that Loan. If the Company exercises its option under this Section 5.3, the Company shall not have the right to direct or participate in a deficiency recovery under Section 7.2.

5.4

Voluntary Conveyance-The Insured may only accept a conveyance of the Property from the Borrower in lieu of foreclosure or other proceeding if the prior written approval of the Company has been obtained. Such approval shall not be considered as an acknowledgement of liability by the Company with respect to such Loan.

5.5

Appropriate Proceedings -The Insured must begin Appropriate Proceedings no later than when the Loan becomes six (6) months in Default unless the Company provides written instructions that some other action be taken. Such instructions may be general or applicable only to specific Loans. The Company reserves the right to direct the Insured to institute Appropriate Proceedings at any time after Default. When either defending against or bringing Appropriate Proceedings, the Insured must report their status to the Company as reasonably and expeditiously as possible.

In conducting Appropriate Proceedings, the Insured must:

a.

Diligently pursue the Appropriate Proceedings once they have begun;

b.

Apply for the appointment of a receiver and assignment of rents, if permitted by law and requested by the Company;

c.

Furnish the Company with copies of all notices and pleadings filed or required in the Appropriate Proceedings, except as the Company may waive such requirement in writing;

d.

Act and bid at the foreclosure sale in accordance with Section 5.11 so that its ability to preserve, transfer and assign to the Company its rights against the Borrower are not impaired; and so that the rights of the Company under this Policy against the Borrower are fully protected. Such rights include any rights to obtain a deficiency judgment, subject to the Company's compliance with Sections 7.2 and 7.3 relating to establishing a deficiency; and

e.

When requested by the Company, furnish the Company with a written statement indicating the estimated potential Claim Amount (as computed under Section 6.2) at least fifteen (15) days before the foreclosure sale.

5.6

Mitigation of Damages -The Insured must actively cooperate with and assist the Company to prevent and mitigate the Loss, including good faith efforts by the Insured to obtain a cure of the Default, collect amounts due under the Loan, inspect and appraise the Property and effectuate the early disposition of the Property. The Company must administer this Policy in good faith.

5.7

Advances -The Insured must advance:

a.

Normal and customary hazard insurance premiums and real estate property taxes, in each case as due and payable;

b.

Reasonable and necessary Property protection and preservation expenses approved by the Company at the time the Company reviews the Claim, which shall not include expenditures to remove an exclusion from coverage under Section 4; and

c.

Reasonable costs to complete Appropriate Proceedings and eviction and moving of occupants, including related court expenses and attorney's fees.

5.8

Claim Information and Other Requirements-The Insured must provide the Company with:

a.

All information reasonably requested by the Company;

b.

A completed form furnished by or acceptable to the Company for payment of a Claim;

c.

If the Property is not being acquired by the Company: a copy of an executed trustee's or sheriff's deed (which may be unrecorded) conveying Borrower's Title to the Property to the Insured (or satisfactory evidence that the foreclosure sale has been completed if the Borrower's right of redemption has not expired); or a deed from the Borrower (which may be unrecorded) if a voluntary conveyance has been approved by the Company, conveying to the Insured the title that was required by the Company in the approval of the conveyance.

In the event the most important cause of Default was a circumstance or event which would prevent the Insured from obtaining Good and Merchantable Title, the Insured shall instead provide the Company with evidence described in Section 5.8(d)(2) that it has acquired Good and Merchantable Title to the Property.

d.

If the Property is being acquired by the Company:

1.

a recordable deed in normal and customary form containing the customary warranties and covenants conveying to the Company or its designee Good and Merchantable Title to the Property;

2.

a title insurance policy acceptable to the Company or an attorney's opinion of title acceptable to the Company, confirming that the Insured has and can convey to the Company Good and Merchantable Title to the Property; and

3.

Possession of the Property, but only if the Company has required such Possession in writing.

e.

Access to the Property, if requested by the Company under Section 6.4 (b).

5.9

Acquisition of Borrower's Title Not Required - The Insured will not be required to acquire Borrower's Title to a Property if (a) the Company approves a sale of the Property prior to a foreclosure sale and such sale is closed; (b) the Company requires an early Claim filing pursuant to Section 5.3, except that such acquisition will be required as a condition to the Insured's filing of a supplemental Claim; or (c) the Property is acquired by someone other than the Insured at a foreclosure sale, as provided in Section 5.11, or thereafter pursuant to exercise of rights of redemption.

5.10

Sale of a Property by the Insured Before End of Settlement Period

a.

The Insured must submit to the Company any offer to purchase a Property which it receives after the Company has notified the Insured that it will acquire the Property and before the end of the Settlement Period. The Company must then promptly notify the Insured that it will either (1) not approve of such offer, in which case the Company's notice to acquire the Property will remain in effect, or (2) approve such offer, in which case the Company's notice of acquisition will remain in effect, if the approved offer does not close as scheduled. The Insured shall promptly notify the Company if the approved offer does not close as scheduled.

b.

If the Company has not notified the Insured that it will acquire the Property, and if the Company's right to acquire the Property has not expired pursuant to Section 6.5 or has not been waived, the insured must submit to the Company for approval any offer to purchase the Property which would be acceptable to the Insured. The Company shall then promptly either approve or not approve such offer. If the approved offer expires or is terminated, the Company shall be entitled to pay the Loss payable by (1) paying the percentage guaranty option as calculated under Section 6.3(b), or (2) paying the property acquisition settlement option as calculated under Section 6.3(a), and acquiring the Property; but if the Company's right to acquire the Property has expired pursuant to Section 6.5, or been waived, then such acquisition shall be under the same terms and conditions as the expired or terminated offer, except for terms and conditions relating to the sale price and method of payment of the sale price, which shall instead be governed by Section 6.3.

c.

The following provisions shall apply to offers submitted to the Company under this Section 5.10:

1.

At the time it presents an offer, the Insured must also provide the Company with a good faith estimate of gross proceeds and expenses in sufficient detail for the Company to calculate the estimated net proceeds described below. The Company may not require any changes to the offer or direct the marketing of the Property or expenditures by the Insured for restoration of the Property as a condition to its approval.

2.

If the Company approves the offer submitted by the Insured, it must also advise the Insured of the estimated net proceeds which it has calculated. The estimated net proceeds calculated by the Company will be the estimated gross sales proceeds to be received by the Insured less all reasonable estimated expenses submitted by the Insured and approved by the Company in its approval of the offer which have been or are expected to be paid by the Insured in obtaining and closing the sale of the Property. If the estimated net proceeds as calculated by the Company is acceptable to the Insured, the Loss payable shall be computed as determined below. If such calculation is not acceptable to the Insured, the offer shall be deemed to have not been approved by the Company.

3.

If the Company approves the offer, the Loss payable by the Company under this Section 5.10 will be the lesser of (i) the actual net amount as calculated below, or (ii) the percentage guaranty option under Section 6.3(b) without regard to a sale of the Property. The actual net amount will be the Claim Amount calculated under Section 6.2, except that (a) delinquent interest will be computed through the closing date for sale of the Property and (b) the Claim Amount shall be reduced by the actual net proceeds realized by the Insured from the sale of the Property. The actual net proceeds will be determined in the same manner as the estimated net proceeds, but on the basis of the actual sales proceeds. For purposes of computing a Loss, such actual net proceeds shall not be less than the estimated net proceeds calculated by the Company under this subparagraph (c), or as otherwise approved by the Company.

4.

The Company shall not unreasonably withhold its approval of expenses submitted to it after its approval of an offer. Expenses paid to Persons employed or controlled by the Insured or the Owner of the Loan or their internal costs will not be allowed in calculation of either the estimated or actual net proceeds.

5.

If requested by the Company, the Insured shall advise the Company of the name of the real estate broker or other Person marketing the Property and authorize such broker or other Person to release marketing information about the Property to the Company, if requested by the Company.

5.11

Foreclosure Bidding Instructions Given by the Company - The Insured will be entitled to bid at the foreclosure sale held as part of the Appropriate Proceedings any amount which it determines necessary to obtain Borrower's Title to the Property, unless otherwise directed by the Company. The Company will be entitled to direct the Insured to bid an amount to be determined by the Insured within a minimum and maximum range, as follows:

a.

The minimum amount shall not be less than the fair market value of the Property, but if there has been Physical Damage to the Property which affects its fair market value (as determined before such Physical Damage) by more than ten per cent (10%), the fair market value of the Property shall be its fair market value after restoration of the Property.

b.

The maximum amount shall not exceed the greater of (1) the fair market value of the Property as determined under subparagraph (a) above, or (2) the estimated Claim Amount less the amount which the Company would pay as the percentage guaranty option under Section 6.3(b).

c.

For purposes of this Section 5.11, fair market value shall be determined as of a date acceptable to the Company by an opinion of an independent real estate broker, or by an independent appraiser, in either case selected by or acceptable to the Company.

The Insured is not required to acquire Borrower's Title if it has bid in accordance with this Section 5.11, whether or not pursuant to directions from the Company.

5.12

Effect of Unexpired Redemption Period on Payment of a Claim - If the Insured files a Claim prior to expiration of an applicable redemption period, the Loss payable shall only be computed through the date of filing of the Claim, and if the Company elects to acquire the Property, the Insured will remain responsible for management and control of the Property until the Company's acquisition thereof, which may be after expiration of the redemption period, but not later than as required by Section 6.4.

If the Company has paid to the Insured a Claim under its percentage guaranty option in Section 6.3 (b), and the related Property is subsequently redeemed by the Borrower, the Insured shall promptly report such redemption to the Company and reimburse the Company for the amount of the Company's Claim payment, to the extent that the sum of the Company's Claim payment and the amount realized by the Insured from the redemption exceeds the Claim Amount, as would have been calculated through the date of redemption.

5.13

Collection Assistance - If the Company so requests, the Insured shall permit the Company to cooperatively assist the Insured in the collection of moneys due under the Loan, including obtaining information from the Borrower, attempting to develop payment schedules acceptable to the Insured, conducting Property inspections and requesting appraisals of the Property.

6

Loss Payment Procedure

6.1

Filing of Claim - The Insured shall file a Claim after, but no later than sixty (60) days following, the conveyance to the Insured of Borrower's Title to the Property. If the Insured is not required to have Borrower's Title to file a Claim for a reason described in Section 5.9, then the Claim must be filed (a) within sixty (60) days after the Property is conveyed in a pre-foreclosure sale, at the foreclosure sale, or by exercise of the rights of redemption or (b) at the time specified by Section 5.3. If the Insured fails to file a Claim within the applicable time, the Insured will not be entitled to, and the Company will not be obligated for, any payment under this Policy for amounts, including additional interest and expenses, which would otherwise be claimable, but which accrue or are incurred after the sixty (60) day period for filing of a Claim.

If the Insured fails to file a Perfected Claim within one hundred eighty (180) days after the filing of the Claim (or within such longer period of time as the Company may allow in writing), the Insured will no longer be entitled to payment of a Loss and the Company will not be obligated to make any payment under this Policy.

6.2

Calculation of Claim Amount - Subject to Sections 7.5 and 5.3, the Claim Amount will be an amount equal to the sum of:

a.

The amount of unpaid principal balance due under the Loan as of the date of Default without capitalization of delinquent interest, penalties or advances; and

b.

The amount of accrued and unpaid interest due on the Loan computed at the contract rate stated in the Loan through the date that the Claim is filed with the Company, but excluding applicable late charges, penalty interest or other changes to the interest rate by reason of Default; and

c.

The amount of advances incurred by the Insured under Section 5.7 prior to filing of the Claim (except to Persons employed or controlled by the Insured or the Owner of the Loan or their other internal costs) provided that:

1.

Attorney's fees advanced for completion of Appropriate Proceedings and obtaining Possession of the Property will not be allowed to the extent they exceed three percent (3%) of the sum of the unpaid principal balance and the accrued and accumulated interest due; and

2.

Such advances, other than attorney's fees, must have first become due and payable after the Default, and payment of such advances must be prorated through the date the Claim is filed with the Company;

less:

(i)

The amount of all rents and other payments (excluding proceeds of a sale of the Property and the proceeds of fire and extended coverage insurance) collected or received by the Insured, which are derived from or in any way related to the Property;

(ii)

The amount of cash remaining in any escrow account as of the last payment date;

(iii)

The amount of cash or other collateral to which the Insured has retained the right of possession as security for the Loan;

(iv) The amount paid under applicable fire and extended coverage policies which are in excess of the cost of restoring and repairing the Property, if the Property is damaged, and which has not been paid to the Borrower or applied to the payment of the Loan as required by the terms of the Loan; and

(v)

Any other amounts claimed by the Insured to the extent they are excluded from the Claim Amount by reason of Section 4.

6.3

Payment of Loss; Company's Options - Within the Settlement Period, but only if the Insured has satisfied all requirements for a payment of Loss and if the Company has received a Perfected Claim, the Company shall at its sole option exercise its:

a.

Property acquisition settlement option. Pay to the Insured as the Loss the Claim Amount calculated in accordance with Section 6.2 for the Company's acquisition of the Property; or

b.

Percentage guaranty option. Allow the Insured to retain all rights in and title to the Property, and pay to the Insured as the Loss the Claim Amount calculated in accordance with Section 6.2 of this Policy multiplied by the percentage of coverage or as otherwise calculated as specified in the Certificate. However, if prior to the Company's payment of the Loss, a third party acquires title to the Property at the foreclosure sale or a Borrower redeems the Property (unless such acquisition or redemption occurs because the Insured failed to bid as provided in Section 5.11), then the Company shall pay the lesser of: (i) the percentage guaranty option amount described above; or (ii) the difference between the Claim Amount and the amount realized by the Insured at the foreclosure sale or redemption; or

c.

Pre-Claim sale option. Pay to the Insured as the Loss the amount calculated in accordance with Section 5.10, if the terms and conditions of Section 5.10 are met.

In addition to the sum due pursuant to the option described above which the Company selects, the Loss payable by the Company will include the other amounts provided for under Sections 6.5 or 7.2 when such Sections are applicable. The Company will deduct from its payment of Loss such amounts as may be permitted by this Policy and the aggregate amounts of any payments of Loss which it had previously made. In the event of a Loss on a Loan with renewal premiums due monthly, which results from a Default covered under Section 2.6(a), the Company shall deduct from the payment of Loss an amount equal to any unpaid renewal premiums for the subject Loan through the end of the monthly renewal period in which such Default occurred.

6.4

Calculation of Settlement Period - The Settlement Period will be a sixty (60) day period after the Company's receipt of a Claim, calculated as follows:

a.

No later than the twentieth (20th) day after filing of a Claim, the Company may notify the Insured of additional documents or information which it requires for processing the Claim. The sixty-day period will be suspended until the Company receives such additional documents and information. The Company may request additional documents and information after such twenty-day period, and the Insured must use reasonable efforts to satisfy such request.

b.

No later than the sixtieth (60th) day after filing of a Claim, the Company may notify the Insured that it will require access to the Property sufficient to inspect, appraise and evaluate the Property. If the Company does not notify the Insured by that date, its right to such access will be deemed waived. If such notice is given, the Insured will use its best efforts to provide access to the Company and, if access is not then available, the sixty day period will be suspended from the date such notice was given until the Company receives notice from the Insured that access is available to it. If access is in fact not available when sought by the Company after such notice from the Insured, the Company will promptly notify the Insured of such unavailability, and the passage of the sixty day period will remain suspended as if the Insured's notice of availability had not been given to the Company.

c.

If the Company has elected to acquire the Property in settlement of a Claim, the sixty day period also will be suspended if necessary for there to be a period of ten (10) days after the date on which the Insured satisfies all conditions to acquisition, including any required restoration of the Property, for the Insured's delivery of a recordable deed and title policy or opinion evidencing Good and Merchantable Title (not subject to any rights of redemption, unless the Company waives such requirement) and, if applicable, delivery of Possession to the Property.

d.

If the sixty day period is suspended for more than one reason, the resulting suspended periods will only be cumulative if in fact they occur at different times; to the extent they occur simultaneously, they will not be cumulative.

6.5

Payment by the Company After the Settlement Period - If the Company has not paid a Loss during the Settlement Period, then (a) the Company will include in its payment of Loss, if a Loss is ultimately payable, simple interest on the amount payable accruing after the Settlement Period to the date of payment of Loss at the applicable interest rate or rates which would have been payable on the Loan during such period, and (b) the Company will no longer be entitled to acquire the Property as an option for payment of the Loss.

The Company must either pay the amount of applicable Loss (including any additional applicable interest as computed above) or deny the Claim in its entirety within (a) one hundred twenty (120) days after expiration of the Settlement Period, or (b) if the Settlement Period has not expired, no later than one hundred eighty (180) days after filing of the Claim. If at a later date it is finally determined by agreement between the Insured and the Company (or by completion of legal or other proceedings to which the Insured and the Company are parties) that the Company was not entitled to deny all or a portion of the Claim, the Company will include in any resulting subsequent payment of Loss interest as calculated above through the date of such payment on the amount of Loss which the Company was not entitled to deny.

6.6

Discharge of Obligation - Payment by the Company of the amount of Loss required to be paid in accordance with this Policy will be a full and final discharge of its obligation with respect to such Loss under this Policy.

7

Additional Conditions

7.1

Proceedings of Eminent Domain - In the event that part or all of a Property is taken by eminent domain, or condemnation or by any other proceedings by federal, state or local governmental unit or agency, the Insured must require that the Borrower apply the maximum permissible amount of any compensation awarded in such proceedings to reduce the principal balance of the Loan, in accordance with the law of the jurisdiction where the Property is located.

7.2

Pursuit of Deficiencies

a.

The Insured will be entitled to pursue Appropriate Proceedings, or shall at the direction of the Company pursue Appropriate Proceedings through the end of the Settlement Period, which may result in the Borrower becoming liable for a deficiency after completion of the Insured's acquisition of a Property. Such pursuit may not be directed by the Company unless such deficiency is estimated to exceed $7,500. If the Company proposes to pursue a deficiency judgment, in whole or in part for its account, it will notify the Insured at least thirty (30) days before the foreclosure sale. If the Company does not so notify the Insured, the deficiency judgment, if established by the Insured, will be solely for the account of the Insured, and the Company will not be subrogated to any rights to pursue the deficiency judgment.

b.

The following provisions will apply if, in completing Appropriate Proceedings there are additional expenses advanced pursuant to Section 5.7 or additional interest accrued on the Loan, due to (1) an additional redemptive period or a delay in acquisition of Borrower's Title, which period or delay is directly related to establishing the deficiency judgment or (2) legal proceedings which are necessary to establish and pursue the deficiency judgment and which would not otherwise be the custom and practice used.

i.

If the deficiency judgment is to be established, in whole or in part, for the account of the Company, the Company must pay the Insured at the time of payment of the Claim, regardless of which settlement option the Company has selected, the full amount of:

(A)

such additional expenses advanced pursuant to Section 5.7 by the Insured; and

(B)

such additional interest accrued on the unpaid principal balance of the Loan at the contract rate stated in the Loan, but excluding applicable late charges, penalty interest, or other changes to the interest rate by reason of Default.

ii.

If the deficiency judgment is not to be established, in whole or in part, for the account of the Company, none of the additional interest or expenses of the type described in subparagraph (i) above will be includable in the Claim Amount or payable at any time by the Company.

iii.

For purposes of determining the additional expenses described in subparagraph (i) above resulting from pursuing the deficiency judgment, the limitation on attorneys' fees in Section 6.2 will not apply.

iv.

All of the additional interest, expenses, attorney's fees and court expenses described in subparagraph (i) above will be accrued or advanced only through acquisition of Borrower's Title, including any additional redemptive period.

c.

The Company and the Insured may agree generally or with respect to a Loan to different terms and conditions than set forth in this Section 7.2. The Company and the Insured also may agree to the joint pursuit or other arrangements for the collection of deficiency judgments on mutually acceptable terms and conditions.

7.3

Subrogation - Subject to Section 7.2(a), and only to the extent that the Company is entitled under applicable law to pursue such deficiency rights, the Company will be subrogated, upon payment of the Loss, in the amount thereof and with an equal priority to all of the Insured's rights of recovery against a Borrower and any other Person relating to the Loan or to the Property. The Insured must execute and deliver at the request of the Company such instruments and papers and undertake such actions as may be necessary to transfer, assign and secure such rights. The Insured shall refrain from any action, either before or after payment of a Loss, that prejudices such rights.

7.4

Policy for Exclusive Benefit of the Insured and the Owner - A Commitment and Certificate issued as the result of any Application submitted hereunder and the coverage provided under this Policy will be for the sole and exclusive benefit of the Insured and the Owner of the related Loan, and in no event will any Borrower or other Person be deemed a party to, or an intended beneficiary of, this Policy or any Commitment or Certificate.

7.5

Effect of Borrower Insolvency or Bankruptcy on Principal Balance - If under applicable insolvency or bankruptcy law, a Loan's principal balance secured by a Property is reduced (after all appeals of such reduction are final or the time for such appeals has lapsed without appeal), the portion of such principal balance of the Loan not secured by the Property, and related interest, will be includable in the Claim Amount, as provided in this Section 7.5.

If a Default occurs on the Loan, the Insured has acquired Borrower's Title or Good and Merchantable Title to the Property as required by this Policy, and all other requirements for filing of a Claim are complied with, the Insured will be entitled to include in the Claim Amount (a) the amount of the principal balance of the Loan which was deemed unsecured under applicable insolvency or bankruptcy law, less any collections or payments on such unsecured principal balance received by the Insured, and (b) interest thereon at the rate and as computed in Section 6.2, from the date of Default giving rise to the Claim (but for no prior period). In no event will any expenses or other amounts associated with the amount by which the principal balance of the Loan became unsecured be includable in the Claim Amount, directly or by an addition to the principal balance includable in the Claim Amount.

7.6

Arbitration of Disputes; Suits and Actions Brought by the Insured

a.

Unless prohibited by applicable law, all controversies, disputes or other assertions of liability or rights arising out of or relating to this Policy, including the breach, interpretation or construction thereof, shall be settled by arbitration. Notwithstanding the foregoing, the Company or the Insured both retain the right to seek a declaratory judgement from a court of competent jurisdiction on matters of interpretation of the Policy. Such arbitration shall be conducted in accordance with the Title Insurance Arbitration Rules of the American Arbitration Association in effect on the date the demand for arbitration is made, or if such Rules are not then in effect, such other Rules of the American Arbitration Association as the Company may designate as its replacement.

The arbitrator(s) shall be neutral person(s) selected from the American Arbitration Association's National Panel of Arbitrators familiar with the mortgage lending or mortgage guaranty insurance business. Any proposed arbitrator may be disqualified during the selection process, at the option of either party, if they are, or during the previous two (2) years have been, an employee, officer or director of any mortgage guaranty insurer, or of any entity engaged in the origination, purchase, sale or servicing of mortgage loans or mortgage-backed securities.

b.

No suit or action (including arbitration hereunder) brought by the Insured against the Company with respect to the Company's liability for a Claim under this Policy shall be sustained in any court of law or equity or by arbitration unless the Insured has substantially complied with the terms and conditions of this Policy, and unless the suit or action is commenced within three (3) years (five (5) years in Florida or Kansas) after the Insured has acquired Borrower's Title to the Property or sale of the Property approved by the Company is completed, whichever is applicable to a Loan. No such suit or action with respect to a Claim may be brought by the Insured against the Company until sixty (60) days after such acquisition of Borrower's Title or sale, as applicable to a Loan.

c.

If a dispute arises concerning the Loan which involves either the Property or the Insured, the Company has the right to protect its interest by defending the suit, even if the allegations contained in such suit are groundless, false or fraudulent. The Company is not required to defend any lawsuit involving the Insured, the Property or the Loan.

7.7

Release of Borrower; Defenses of Borrower - The Insured's execution of a release or waiver of the right to collect any portion of the unpaid principal balance of a Loan or other amounts due under the Loan will release the Company from its obligation under its Certificate to the extent and amount of said release. If, under applicable law, the Borrower successfully asserts defenses which have the effect of releasing, in whole or in part, the Borrower's obligation to repay the Loan, or if for any other reason the Borrower is released from such obligation, the Company will be released to the same extent and amount from its liability under this Policy, except as provided by Section 7.5.

7.8

Amendments; No Waiver; Rights and Remedies; Use of Term "Including"

a.

The Company reserves the right to amend the terms and conditions of this Policy from time to time; provided, however, that any such amendment will be effective only after the Company has given the Insured written notice thereof by endorsement setting forth the amendment. Such amendment will only be applicable to those Certificates where the related Commitment was issued on or after the effective date of the amendment.

b.

No condition or requirement of this Policy will be deemed waived, modified or otherwise compromised unless that waiver, modification or compromise is stated in a writing properly executed on behalf of the Company. Each of the conditions and requirements of this Policy is severable, and a waiver, modification or compromise of one will not be construed as a waiver, modification or compromise of any other.

c.

No right or remedy of the Company provided for by this Policy will be exclusive of, or limit, any other rights or remedies set forth in this Policy or otherwise available to the Company at law or equity.

d.

As used in this Policy, the term "include" or "including" will mean "include or including, without limitation."

7.9

No Agency - Neither the Insured, any Servicer or Owner, nor any of their employees or agents, will be deemed for any reason to be agents of the Company. Neither the Company, nor any of its employees or agents, will be deemed for any reason to be agents of any Insured, Servicer or Owner.

7.10

Successors and Assigns - This Policy will inure to the benefit of and shall be binding upon the Company and the Insured and their respective successors and permitted assigns.

7.11

Applicable Law and Conformity to Law - All matters under this Policy will be governed by and construed in accordance with the laws of the jurisdiction in which the office of the original Insured on a Certificate is located. Any provision of this Policy which is in conflict with any provision of the law of such jurisdiction is hereby amended to conform to the provisions required by that law.

7.12

Notice - All claims, premium payments, tenders, reports, other data and any other notices required to be submitted to the Company by the Insured must be sent to the Company at MGIC Plaza, 250 East Kilbourn Avenue, Milwaukee, WI 53202. The Company may change this address by giving written notice to the Insured. Unless the Insured otherwise notifies the Company in writing, all notices to the Insured must be sent to the address on the face of this Policy or, if the Insured is not located at such address, to the last known address of the Insured.

All notices under this Policy, whether or not identified in this Policy as required to be in writing, will be effective only if in writing and only upon receipt thereof. Written notices may instead be given in the form of telecopy or, if acceptable to the Company (for notices given to the Company) or to the Insured (for notices given to the Insured) in the form of computer tape or computer-generated or any other electronic message. A telecopy or such tape or message shall be effective only when received. The Company and the Insured may mutually agree that notices will be sent to any additional Person. Except as expressly agreed to by the Company and the Insured, no liability shall be incurred by the Company for the failure to give a notice to a Person other than the Insured.

7.13

Reports and Examinations - The Company may request, and the Insured must provide, such files, reports or information as the Company may deem necessary pertaining to any Loan, and the Company will be entitled to inspect the files, books and records of the Insured or any of its representatives pertaining to such Loan.

7.14

Electronic Media - The Company and the Insured may, from time to time, deliver or transfer information, documents or other data between them by electronic media acceptable to them. In addition, the Company and the Insured may maintain information, documents or other data on electronic media or other media generally accepted for business records, including microfiche. Such electronic or other media will be as equally acceptable for all purposes between the Insured and the Company as information, documents or other data maintained in printed or written form.

Mortgage Guaranty Insurance Corporation

MGIC

250 E. Kilbourn Avenue

P.O. Box 488, Milwaukee, Wisconsin 53201-0488

_____________________________________

Master Reporting Program Endorsement

(With Limited Incontestability)

For Illinois Bulk Transactions

_____________________________________

_____________________________________________________________________________

Policy Issued To:

Attached to and Forming Part of Master Policy Number:

LaSalle Bank National Association as Trustee for the

12-670-4-3409

Structured Asset Investment Loan Trust Mortgage

Pass-Through Certificates Series 2003-BC10

135 South LaSalle Street

Effective Date of Policy:

Suite 1625

September 1, 2003

Chicago, Illinois  60603

_____________________________________________________________________________

The purpose of this Endorsement is to amend terms and conditions of the Policy to provide for the insurance of Loans under the Master Reporting Program made available by the Company to certain Insureds to whom this Endorsement is issued. An Insured will be entitled to submit Loans for insurance under this Endorsement until written notice from the Company to the Insured. This Endorsement will apply only to a Loan which is identified by the Company as being insured under the Master Reporting Program. To the extent of any inconsistency or conflict between the terms of the Policy and this Endorsement, this Endorsement will control. The Policy is amended by adding, deleting, or amending the following terms and conditions, as indicated:

A.

The following additional definitions are added to Section 1 of the Policy:

1.27

Eligibility Criteria means the requirements established by the Company from time to time applicable to the origination of a Loan (including approved mortgage loan programs, maximum loan-to-value ratios and original principal amounts, coverage limitations and underwriting requirements) and of which the Company notifies the Insured, as the same may be amended from time to time by the Company on prior written notice to the Insured.

1.28

Transmittal means the information and format designated as such by the Company which requests or directs the Company to issue its Commitment and tender its Certificate with respect to the Loan identified therein, which may be identified by the title "Transmittal" and which includes all data and information and all exhibits and documents furnished in connection therewith to the Company. Whenever the term "Application" is used in this Policy, the term "Transmittal" and its definition will be substituted therefor.

1.29

Loan File means, with respect to a Loan, copies of all documents (including all data and information in electronic format) created or received in connection with the origination and closing of the Loan, including the Borrower's loan application, purchase contract, appraisal, credit report, verifications of employment, income and deposit, and HUD-1 or other settlement statement.

B.

Sections 2.1 through 2.3 of the Policy are deleted in their entirety and replaced with the following:

2.1

Loan Underwriting and Obtaining Coverage - This Policy shall automatically extend to each Loan which the Insured submits for coverage under this Policy, provided that it is made in accordance with the terms and provisions of this Policy, including the Eligibility Criteria, and is evidenced by a Certificate issued by the Company. In order to obtain coverage under this Policy for a Loan, the Insured or the Person acting on its behalf must submit a duly completed Transmittal to the Company within thirty (30) days after the Insured makes or purchases the Loan (or such longer period as allowed by the Company), and the Company shall then issue a Commitment and Certificate, if all applicable requirements are satisfied.

If the Insured or the Person acting on its behalf subsequently denies the mortgage loan application received by it from the applicant, the Insured will be responsible for notifying the applicant in compliance with any applicable state or federal laws or regulations, including the Equal Credit Opportunity Act and any other similar law or regulation.

2.2

Representations of the Insured - The Insured represents to the Company that:

a.

All statements made and information provided to the Company in a Transmittal or in a Commitment or Certificate (including as such is related to continuation of coverage upon assumption of a Loan) are supported by statements and information in the Loan File;

b.

All statements made and information provided to the Company in the Transmittal or in any Commitment or Certificate when provided to the Company or contained in the Loan File when the Loan is closed are not false or misleading in any material respect as of such date(s) and do not omit any fact necessary in order to make such statements and information not false or misleading in any material respect as of such date(s); and

c.

The Loan complies with the Eligibility Criteria in effect at the time the Transmittal is submitted to the Company.

The foregoing representations will apply to all statements and information provided to the Company in the Transmittal, Commitment or Certificate or contained in the Loan File, whether made or submitted by the Insured, the Borrower or any other Person, and will be deemed to have been made and provided for and on behalf of the Insured. The foregoing representations shall be effective whether or not they are made by the Insured or other Person with the intent to deceive or mislead, or with the knowledge that they are not true and correct.

It is understood and agreed that such statements and information in the Transmittal, Commitment or Certificate, or Loan File in the aggregate are, and in certain instances individually may be, material to the Company's decision to offer, provide or so continue coverage of the related Loan; the Company issues the related Commitment and Certificate or continues coverage in reliance on the accuracy and completeness of such statements and information submitted to it; and the Company's reliance on the representations in this Section 2.2 survive the issuance of a Commitment and Certificate or such continuation of coverage and any later review or audit of the Insured's files by the Company. Without otherwise limiting the scope of this Section 2.2, a breach of Section 4.8 relating to down payment will be deemed a material misrepresentation for purposes of this Section 2.2.

2.3

Company's Remedies for Misrepresentation - If any of the Insured's representations as described in Section 2.2 are materially false or misleading with respect to a Loan, the Company will have at its option, the right to defend against a Claim, or to the extent permitted by applicable law, to cancel or rescind coverage under any Certificate retroactively to commencement of coverage (or if the misrepresentation occurs with respect to continuation of coverage upon assumption of a Loan, to so defend, cancel or rescind retroactively to the date of such continuation). In the case of such cancellation or recision, the Company shall return at that time all paid premiums retroactively to such applicable date.

C.

Notwithstanding any other provision of the Policy, including any endorsement to the Policy, Section 2.4 of the Policy is deleted in its entirely and replaced with the following:

2.4

Incontestability for Certain Misrepresentations --- Notwithstanding Sections 2.2 or 2.3, no Claim for Loss will be denied or adjusted, nor will the Certificate's coverage be rescinded or canceled, by reason of any misrepresentations (whether by statements made or omitted) contained in a Transmittal or the related Loan File, provided that all of the following requirements, conditions and circumstances, to the extent not waived in writing at the option of the Company, are satisfied:

a.

The misrepresentation must not have been knowingly made, or knowingly participated in, by:

1.

The Insured or any other Person which originated the Loan; or

2.

Any other of the following Persons:

i)

appraiser, correspondent lender, mortgage loan broker or other intermediary underwriting or processing the Loan on behalf of the Insured or any other Person which originated the Loan; or

ii)

escrow or closing agents, or any other agent of, or broker for, the Insured or any other Person which originated the Loan acting with respect to the Loan or the related Property transaction.

b.

The Borrower must have made twelve (12) consecutive full installment payments of principal, interest and impound or escrow amounts in the amounts as called for by the Loan, and all of those payments must have been made from the Borrower's own funds.

A payment will be considered to be "consecutive" only if it is made prior to the date the next scheduled installment becomes due. The "Borrower's own funds" will include any funds used by the Borrower for the purpose of making installment payments, but will not include funds provided directly or indirectly by any Person (other than the Borrower) who is or was a party to the Loan or to the related Property transaction, unless expressly set forth in the Transmittal.

c.

This Section 2.4 will not apply to a Certificate if within twelve (12) months before or after a material misrepresentation by a Borrower or other Person (other than those Persons identified in Section 2.4(a)), there are one or more material misrepresentations in an Application or Transmittal (i) with respect to three (3) or more other mortgage loans insured at any time by the Company for the Insured or any other lender and (ii) which result from the direct or indirect acts or omissions of the same Borrower or same other Person (including any other Person acting directly or indirectly in concert).

d.

This Section 2.4 shall not be construed to limit the applicability of Section 4.4(b) to a misrepresentation which is subject to this Section 2.4.

e.

The Company's payment of a Claim will not limit any rights which the Company has against the Borrower or any other Person (other than the Insured) for any misrepresentation.

D.

Section 2.12 of the Policy is added with the following:

2.12

Post Underwriting Review and Copies of Loan Files --- The Company or representatives designated by it will have the right, from time to time, upon thirty (30) days advance notice to the Insured, to conduct a post underwriting review (including inspection) of the Loan Files and other information, papers, files, documents, books, records, agreements, and electronically stored data prepared or maintained by or in the possession or under the control of the Insured pertaining to or in connection with Loans insured under this Policy. The Company will have the right to conduct the review on the Insured's premises during normal business hours. The Insured must cooperate fully with the review. In addition, either in written notice to obtain from the Insured a copy of the Loan File for any Loan for which a Commitment or Certificate has been issued pursuant to this Policy. If for any reason the Insured fails to provide a copy of a Loan File at the time of the Company's review or upon the Company's other notice, the Company will provide a second notice to the Insured, allowing the Insured to provide it within an additional thirty (30) day period, then, at the Company's option, the Company will have the right to cancel coverage under the related Certificate.

E.

Section 4.8 is deleted in its entirety and replaced with the following:

4.8

Down Payment - Any Claim involving a Loan which is for the purchase of the Property, and for which the Borrower did not make a down payment as described in the Transmittal or Loan File.

F.

Section 4.11 of the Policy is added with the following:

4.11

Non-Eligible Loans - Any Loan that did not meet the Eligibility Criteria in effect at the time the related Transmittal was submitted to the Company.

G.

Section 7.9 of the Policy is deleted in its entirety and replaced with the following:

7.9

No Agency - Neither the Insured, any Servicer, or Owner nor any of their employees or agents (including the Persons underwriting the Loan on behalf of the Insured) will be deemed for any reason to be agents of the Company. Neither the Company, nor any of its employees or agents, will be deemed for any reason to be   agents of any Insured, Servicer or Owner.

All terms capitalized herein will have the meanings set forth in the Policy, except as otherwise defined herein. Nothing herein contained will be held to vary, alter, waive or extend any of the terms and conditions of the Policy, or any amendments thereto, except as expressly set forth above.

Mortgage Guaranty Insurance Corporation

MGIC

250 E. Kilbourn Avenue

P.O. Box 488, Milwaukee, Wisconsin 53201-0488

__________________________________________________________________________________

Endorsement to Mortgage Guaranty Master Policy

__________________________________________________________________________________

_____________________________________________________________________________

Policy Issued To:

Attached to and Forming Part of Master

Policy Number:

LaSalle Bank National Association as Trustee for

the Structured Asset Investment Loan Trust

Mortgage Pass-Through Certificates Series 2003-BC10

135 South LaSalle Street

Suite 1625

Chicago, Illinois  60603

12-670-4-3409

Effective Date of Endorsement:
September 1, 2003

_____________________________________________________________________________

The purpose of this Endorsement is to amend terms and conditions of the Policy to provide for the insurance of Loans which may be in addition to other mortgage guaranty insurance coverage separately in effect for each of such Loans. This Endorsement will apply to all Loans insured under the Policy. To the extent of any inconsistency or conflict between the terms of the Policy and this Endorsement, this Endorsement will control. The terms and conditions of the Policy shall apply to a Loan insured under this Endorsement, but with the Policy amended by adding, deleting, or amending the following terms and conditions, as indicated:

I.

Primary Policy

A.

The following definitions are added to the Policy:

1.30

"Original LTV" means the ratio of the principal balance of a Loan at its origination to the Value of the Property, as calculated according to the Company's standard procedures.

1.31

"Primary Policy" means the policy or guarantee issued by a mortgage guaranty insurance company approved for insurance of mortgage loans sold to either the Federal National Mortgage Association ("Fannie Mae"), or the Federal Home Loan Mortgage Corporation ("Freddie Mac"), which provides the minimum coverage required by Section 5.14 hereof, and under a form of policy approved by Fannie Mae or Freddie Mac and in general use for the mortgage loans sold to Fannie Mae or Freddie Mac, as applicable. Upon the Company's request, from time to time, the Insured shall provide to the Company a copy of the form of each Primary Policy under which it obtains coverage.

1.32

"Per Loan Loss Percentage" means the indicated percentage as set forth for a Loan on the applicable Certificate.

B.

The following additional exclusions from coverage contained in new Sections 4.11 and 4.12 are added to the Policy:

4.11

Coverage Required Under Primary Policy - Any Claim, if for any reason coverage under a Primary Policy described in Section 5.14 was not in effect at the time of conveyance of the Property as described in Section 6.1 of this Policy.

4.12

Payment of the Full Benefit of the Primary Policy - Any portion of any Claim for Loss to the extent the Insured under the related Primary Policy has not received the amount of the full benefit of the percentage option claim payment under the Primary Policy (irrespective of the reason or cause, including insolvency of the Primary Policy insurer or failure of the Insured to comply with the terms and conditions of the Primary Policy), assuming that all the terms and conditions of the Primary Policy were fully complied with.

C

Section 5.8 is amended by adding a new subparagraph (f) as follows:

f.

A copy of the claim and evidence of the payment of, and any adjustments to, the claim under the Primary Policy, and other information related to such Primary Policy as the Company may reasonably request.

D.

The following additional condition precedent to payment of Claim, in new Section 5.14, is added to the Policy:

5.14

Coverage Required Under Primary Policy - Except as hereinafter provided, the Insured shall have coverage in full force and effect under a Primary Policy at the time of conveyance of the Property as described in Section 6.1 of this Policy, which provides coverage against loss resulting from a Borrower's Default. The Primary Policy shall, as a minimum, provide coverage on the principal amount of the Loan for those Loans as set forth on the applicable Certificate and in at least the coverage percent as set forth on such Certificate.

Coverage of a Loan under a Primary Policy must remain in force until cancellation thereof is required under applicable law.

E.

Section 6.1 is deleted in its entirety and replaced with the following:

The Insured must submit and settle its claim under a Primary Policy before a Claim on such Loan may be filed under this Policy, and the Insured shall file a Claim after, but no later than ninety (90) days following, the conveyance to the Insured of Borrower's Title to the Property, and the settlement of the claim under the Primary Policy, whichever is later. If the Insured is not required to have Borrower's Title to file a Claim for a reason described in Section 5.9, then, for purposes of the preceding requirements in which reference is made to a period of ninety (90) days following the conveyance to the Insured of Borrower's Title to the Property, in lieu of such reference shall be substituted, as applicable, (a) ninety (90) days after the Property is conveyed in a pre-foreclosure sale, at the foreclosure sale, or by exercise of the rights of redemption or (b) the time specified by Section 5.3. If the Insured fails to file a Claim within the applicable time, the Insured will not be entitled to, and the Company will not be obligated for, any payment under this Policy for amounts, including additional interest and expenses, which would otherwise be claimable, but which accrue or are incurred after the ninety (90) day period for filing of a Claim.

If the Insured fails to file a Perfected Claim within one hundred eighty (180) days after the filing of a Claim (or within such longer period of time as the Company may allow in writing), the Insured will no longer be entitled to payment of a Loss and the Company will not be obligated to make any payment under this Policy.

F.

The introduction to Section 6.2 is deleted in its entirety and replaced with the following:

6.2

Calculation of Claim Amount --- Subject to Sections 7.5 and 5.3, and the requirement for a Primary Policy, if any, the Claim Amount will be an amount equal to the sum of:

G.

Section 6.2 is amended by deleting "and" after subparagraph (iv) and inserting "; and" in place of the period at the end of (v), and by adding a new subparagraph (vi) as follows:

(vi).

The greater of the amount of any claim payment pursuant to a Primary Policy which the Insured received, or which the Insured should have received in order for the exclusion under Section  4.12 of this Policy not to have applied.

H.

Section 6.3(b) is deleted in its entirety and replaced with the following:

b.

Per Loan Loss Percentage Option. In the event the Company does not acquire the Property, allow the Insured to retain all rights and title to the Property and pay to the Insured as the Loss the lesser of: (i) the difference between the Claim Amount calculated in accordance with Section 6.2 and the amount realized by the Insured pursuant to its sale, if any, of the Property as provided in Section 5.10 and (ii) the Per Loan Loss Percentage option which shall be calculated by multiplying the applicable Per Loan Loss Percentage for such Loan times the Claim Amount (without any reduction for the Primary Policy claim payment pursuant to Section 6.2(vi)). However, if prior to the Company's payment of the Loss, a third party acquires title to the Property at the foreclosure sale or a Borrower redeems the Property (unless such acquisition or redemption occurs because the Insured failed to bid as provided in Section 5.11), then the Company shall pay the lesser of: (i) the Per Loan Loss Percentage option amount described above; or (ii) the difference between the Claim Amount and the amount realized by the Insured at the foreclosure sale or redemption; or

I.

The following is added at the end of Section 6.3:

Without limiting the requirements and conditions to filing and payment of a Claim contained in this Policy, if the Property has been acquired by the insurer under a Primary Policy, no Loss shall be payable under this Policy. For purposes of this Policy any references to "percentage guaranty option" shall be to the "Per Loan Loss Percentage guaranty option".

II.

Other Provisions

A.

Section 1.13 of the Policy is deleted in its entirety and replaced with the following:

1.13

Insured means:

a.

The Person designated on the face of this Policy; or

b.

Any Person to whom coverage has been assigned as permitted by Section 3.5 resulting in a change in the Insured named on a Certificate in accordance with this Policy.

B.

Section 1.24 is amended by adding the following sentence at the end thereof:

"For purposes of this Policy, the term "Servicer" shall include the master servicer for a Loan of whom the Company has been notified, as well as any servicer acting on behalf of the master servicer of whom the Company has been notified."

C.

Section 2.3 of the Policy is amended to read in its entirety as follows:

2.3

Company's Remedies for Misrepresentation -- Subject to Section 2.4, if any of the Insured's representations as described in Section 2.2 are materially false or misleading with respect to a Loan, the Company will have at its option, the right to defend against a Claim with respect to such Loan, or to the extent permitted by applicable law, to cancel or rescind coverage under any Certificate with respect to such Loan retroactively to commencement of coverage (or if the misrepresentation occurs with respect to continuation of coverage upon assumption of a Loan, to so defend, cancel or rescind retroactively to the date of such continuation with respect to such Loan). In the case of such cancellation or recission, the Company shall return at that time all paid premiums retroactively to such applicable date.

D.

Section 2.4 and all references thereto in the Policy are deleted in their entirety.

E.

Section 2.6a. of the Policy is amended to read in its entirety as follows:

a.

The Company must give the Insured prior notice of the due date for payment of the applicable premium payable for coverage of all Loans insured under this Policy.  The entire premium for all Loans must be paid within a forty-five (45) day grace period (or such longer grace period generally allowed by the Company) after the due date for payment, except that if a Default on a Loan occurs between the last date through which the applicable monthly renewal premium has been paid and the end of such grace period, the Insured shall not be required to pay monthly renewal premiums in connection with such Loan, and coverage of such Default will continue, while such Default exists.  If such Default is not cured and results in a Claim, such unpaid monthly renewal premiums through the renewal month in which such Default occurred shall be paid as provided in Section 6.3 by deduction from the Loss.

Upon payment of the entire premium for all Loans within such grace period, this Policy will be in effect for the applicable period of coverage and a Default on a Loan occurring within said grace period which is not cured, and which results in a Claim being filed, will be covered.

If a Default occurs prior to the date through which the entire premium for all Loans has been paid, and if such Default is not cured and results in a Claim being filed, such Default shall remain covered and no further premium on such Loan in Default shall be due in order to maintain coverage of such Default. If such Default is cured, all monthly renewal premiums not paid during the period of Default shall be payable (unless previously paid by the Insured) within forty-five (45) days or such longer period generally allowed by the Company after notice from the Company in order to continue coverage.

If the entire premium for all Loans is not paid within the grace period, at the option of the Company, the coverage of this Policy and the Company's liability as to all Loans will terminate effective as of 12:01 a.m. on the first day following the date through which the applicable premium has been paid and as a result, any existing or future Defaults on any of the Loans will not be covered under this Policy.

Notwithstanding the foregoing, the Insured shall remain obligated to continue coverage in effect and pay any premium which is due, as required by Section 2.8 of this Policy.

F.

Section 2.8 is amended to read in its entirety as follows:

2.8

Cancellation by the Insured of a Certificate --- Notwithstanding any provision to the contrary in this Policy, the Insured shall be obligated to maintain coverage of a Certificate for a Loan and to pay corresponding premiums for continuation of such coverage for each month or partial month coverage is in effect unless or until (a) the Loan is paid in full or (b) the ratio of the outstanding principal balance of the Loan to the Value (as defined in Section 1.26 of the Policy) of the Property securing the Loan is at least five (5) percentage points less than the Original LTV minus the percentage of coverage for such Loan under this Policy or (c) if otherwise permitted in writing by the Company. Subject to the foregoing obligation of the Insured to maintain coverage, the Insured may obtain cancellation of coverage on a Loan by making a written request to the Company for cancellation of coverage on the Loan. However, no refund will be paid upon cancellation of coverage on a Loan. Cancellation of coverage on a Loan will not cancel this Policy.

G.

Section 3.5 is amended to read in its entirety as follows:

3.5

Change of Insured --- Change of Insured shall only be allowed if advance written approval is obtained from the Company (which approval shall be in the sole and absolute discretion of the Company). If coverage of a Loan is to be assigned or transferred by the Insured to a new Insured, the Insured shall request the Company's approval thereof and if the Company approves the change of Insured, the Company shall, thereafter, change its records to identify the new Insured for such Loan. Notwithstanding the foregoing, upon notice to the Company, the Insured may transfer coverage of a Loan to the Owner thereof or, upon the securitization of a Loan, to any trustee in such securitization, in each case without the prior approval of the Company; provided, however, that if in connection therewith there is a change in Servicer or if the servicing of the Loan is assumed by the new Insured or another Person, Section 3.4 of this Policy shall apply and the approval by the Company of such new Servicer, Insured or other Person shall be required.

All terms capitalized will have the meanings set forth in the Policy, except as otherwise defined herein. Nothing herein contained will be held to vary, alter, waive or extend any of the terms and conditions of the Policy, or any amendments thereto, except as expressly set forth above.

Mortgage Guaranty Insurance Corporation

MGIC

Steven M. Thompson

Vice President

Risk Management

September 24, 2003

Ms. Ellen Kiernan Lehman Brothers, Inc. 745 7th Avenue 7th Floor New York, New York 10019

Mr. Thomas Baumgart

LaSalle Bank National Association as Trustee for

Structured Asset Investment Loan Trust 2003-BC10,

 Mortgage Pass-Through Certificates Series 2003-BC10

135 South LaSalle Street, Suite 1625

Chicago, Illinois 60603

RE:

Terms for MGIC Mortgage Insurance Coverage (“Coverage") or Additional Coverage ("Additional Coverage") (together the "MGIC Coverage") on Approximately $496 Million in Principal Balances of Fixed Rate and Adjustable Rate Loans (the “Insurable Loans”)  to be included in the Trust known as the Structured Asset Investment Loan Trust 2003-BC10, Mortgage Pass-Through Certificates Series 2003-BC10 (the "Trust")

Dear Ms. Kiernan and Mr. Baumgart:

Mortgage Guaranty Insurance Corporation (“MGIC”) has reviewed the information provided by Lehman Brothers, Incorporated ("Lehman") concerning the Insurable Loans and is providing pricing and terms to issue lender-paid first lien Coverage or Additional Coverage under the Master Policy (as defined below) on the loans contained within the portfolio. Coverage will be issued on loans which do not have other primary mortgage guaranty insurance coverage separately in effect; Additional Coverage will be issued on loans that do have other primary mortgage guaranty coverage ("Primary Coverage") separately in effect as specified per loan in the portfolio as submitted to MGIC by Lehman.   This proposal is subject to the following terms and conditions:

1.

Portfolio Size. MGIC has identified the following Insurable Loans from the Final Files (as defined below) submitted by Lehman:

MGIC Plaza P.O. Box 488, Wilwaukee, Wisconsin 53201-0488, (414) 347-6893

WATS (800) 558-9900, FAX (414) 347-6854

Mortgage Guaranty Insurance Corporation

MGIC

Loan Portfolio	Loan Type	Insurable Loans (Current LTV1>80)	$ Volume
Option One	ARM	581	$93,004,265.08
Mixed Originators	ARM	1,475	$262,923,841.10
Option One	Fixed	325	$48,587,951.88
Mixed Originators	Fixed	609	$91,827,455.10
Total		2,990	$496,343,513.16

The actual size of the final portfolio of Insured Loans as defined below may be slightly smaller based on recent prepayments, delinquencies, and/or additional screening of loan eligibility.

2.

Loan Coverage. Lender-paid MGIC Coverage will be issued by MGIC on each Insurable Loan that meets the applicable Eligibility Criteria (as set forth in Section 9 below). The MGIC Coverage percent for an Insurable Loan is calculated as the Original LTV2 minus sixty percent (60%) divided by the Original LTV ratio, minus the Primary Coverage, with the result rounded to the next highest whole number.  Example:

Original LTV = 87.49  (expressed as a percentage)

Original LTV = .8749  (expressed as a ratio)

Primary Coverage = 25 (expressed as a percentage)

MGIC Coverage percentage  = (87.49 - 60)/.8749) - 25 = 6.4207 = 7

3.

Premium. LaSalle Bank National Association ("LaSalle Bank"), solely in its capacity as Trustee, shall pay or cause the Master Servicer or any Servicer pursuant to the Trust Agreement, dated as of September 1, 2003, among LaSalle Bank, as Trustee, Structured Asset Securities Corporation, Aurora Loan Services Inc., Wells Fargo Bank Minnesota, National Association and The Murrayhill Company (the "Trust Agreement") to pay in arrears a nonrefundable monthly premium for the MGIC Coverage. Such premium shall be calculated at annualized premium rates applied to the unpaid

_____________________

1.

For purposes of this letter, an Insurable Loan’s “Current LTV” means the ratio, expressed as a percentage, of the Insurable Loan’s principal balance as of the close of business on September 1, 2003 to the Value of the related property at origination

2.

For purposes of this letter, an Insurable Loan’s “Original LTV” means the ratio, expressed as a percentage, of the initial principal balance of the Insurable Loan at origination to the Value of the related property at origination.

Terms for MGIC Mortgage Insurance Coverage  on Fixed Rate and Adjustable Rate Loans  to be included in the Trust known as the Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates Series 2003-BC10

Mortgage Guaranty Insurance Corporation

MGIC

principal balance of each Insured Loan determined as of the beginning of the prior calendar month.  For purposes of this letter, “Insured Loan” means an Insurable Loan as to which MGIC Coverage under the Master Policy (as defined below) is issued by MGIC. The annualized premium rates are as follows:

Loan Portfolio	Loan Type	Anualized Premium Rate
Option One	ARM	212 bps
Mixed Originators	ARM	231 bps
Option One	Fixed	135 bps
Mixed Originators	Fixed	154 bps

LaSalle Bank as Trustee shall provide or cause to be provided, pursuant to the Trust Agreement, to MGIC on a monthly basis via computer file (in a mutually acceptable format), the unpaid principal balance, MGIC certificate number, lender loan number, and premium due for each Insured Loan.

The premium rate quoted in this paragraph does not include premium taxes that are required to be paid by the Insured in the States of Kentucky and West Virginia.  The Final Files include Insurable Loans in the States of Kentucky and West Virginia. The tax rates generally range from 1.0% - 17% of the premium paid, and such rates shall be provided with respect to any Insured Loans on a loan-level basis to the Insured or its designee by MGIC.

With respect to any Insured Loan secured by a property in New York State for which, at the effective date of MGIC Coverage or at any time while the Master Policy is in effect for such Insured Loan, the ratio of the unpaid principal balance of such Insured Loan to the Value of the related property at origination is less than 75%, Lehman represents and warrants that all premiums for MGIC Coverage will not be paid by the borrower, directly or indirectly, including, for example, by a higher interest rate or other charges.  With respect to all Insured Loans, Lehman represents and warrants that the MGIC Coverage will either not be subject to the Homeowners Protection Act of 1998 or will be “lender paid mortgage insurance” thereunder.  It is acknowledged that these representations and warranties are relied upon by

Terms for MGIC Mortgage Insurance Coverage  on Fixed Rate and Adjustable Rate Loans  to be included in the Trust known as the Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates Series 2003-BC10

Mortgage Guaranty Insurance Corporation

MGIC

MGIC in insuring such Insured Loans because they relate to the maintenance of MGIC Coverage of such Insured Loans under the Master Policy.

4.

MurrayHill Company.  The above pricing is dependent upon the MurrayHill Company or its successor to substantially all of its business serving as the loss mitigation advisor and providing loss mitigation and servicing advisor services throughout the entire effective life of the policies.  In the event that MurrayHill's services either are not retained or terminate while coverage on any loan remains in effect, and the services of MurrayHill are not promptly replaced with another loss mitigation advisor and provider of loss mitigation and servicing advisor services acceptable to MGIC, then in MGIC's sole discretion, the annualized premium rate on each loan shall increase by .01% (1 bps) for the remaining life of the policy.  MGIC shall promptly notify the Insured and the Trustee of such increase.

5.

Effective Date of MGIC Coverage.  MGIC Coverage for all Insured Loans shall take effect on September1, 2003.  The initial monthly premium shall be due on October 25, 2003. Monthly renewal premiums shall be due thereafter on the 25th day (or if that day is not a business day, the next business day) of each month while the MGIC Coverage is in effect.

6.

Named Insured.   LaSalle Bank, solely in its capacity as Trustee, shall be the named insured under the Master Policy and all Certificates covering the Insured Loans.

7.

Bulk Certificate.  MGIC will provide to the Insured one bulk insurance Certificate for all of the Insured Loans, together with a summary of the coverage information on a loan by loan basis in an electronic format and thereafter a certificate number for each Insured Loan.  MGIC will not be obligated to issue individual Certificates for each Insured Loan.

8.

Restrictions on Cancellation and Assignment. The premium rate for the Insured Loans was calculated based upon a review of information pertaining to the Insurable Loans and a weighted average of the Current LTV of all Insurable Loans, as provided to LaSalle Bank pursuant to the Trust Agreement, as described in Section 1 above.  Lehman and the Insured acknowledge that the terms of the Master Policy (as defined below), including the restrictions on cancellation and assignment, were relied upon by MGIC in establishing such premium rate. Lehman and the Insured also agree that the MGIC Coverage to be issued under the Master Policy is non-assignable except as provided for under Endorsement to Mortgage Guaranty Master Policy [#71-70201 (1/03)].

Terms for MGIC Mortgage Insurance Coverage  on Fixed Rate and Adjustable Rate Loans  to be included in the Trust known as the Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates Series 2003-BC10

Mortgage Guaranty Insurance Corporation

MGIC

9.

Loan Eligibility Criteria. Under the Master Reporting Program Endorsement (With Limited Incontestability) For Illinois Bulk Transactions [71-70192 (8/01)] “Eligibility Criteria” may be established on the Insured Loans by MGIC upon notice to the Insured.  This letter will serve as such notice for purposes of the Master Policy and will apply to all Insured Loans.  All Insured Loans must meet the following Eligibility Criteria as of the effective date of MGIC Coverage:

a)

CLTVs (Combined LTVs). With respect to any Insured Loan, The CLTV (as defined below) may not exceed the Original LTV, except for loans for which the CLTV is specifically disclosed to exceed the Original LTV on the Final File.  The CLTV may not exceed 100% in any case.

The combined loan-to-value ratio ("CLTV") is defined as the ratio, expressed as a percentage, of the sum, as of the date of Insured Loan closing, of (1) the loan amount of the Insured Loan and (2) the outstanding principal balance of any other loan or loans secured by the property which are either (a) subordinated to the lien of the Insured Loan or (b) a second lien loan and are known to Lehman as transmitted in the Final File, divided by the Value of the property.

b)

Debt Ratios. Insured Loans may not have a "Total Debt Ratio" greater than 55%.  As used herein, the term "Total Debt Ratio" shall have the meaning ascribed to such term in the MGIC publication entitled "MGIC's Underwriting Guide" [#71-40600 (1/98)].

c)

Bankruptcies and Foreclosures.

Foreclosures - No borrower on any Insured Loan may have been the subject of a foreclosure proceeding within the 12 months prior to the origination of the Insured Loan.

Bankruptcies - No borrower on any Insured Loan may have been a debtor who was the subject of a bankruptcy proceeding during the 12 months prior to the closing of the loan.

d)

Section 32 (HOEPA) loans.   No Insured Loan can be a loan which would be required to comply with Section 226.32 of the federal truth-in-lending regulations (commonly referred to as a "HOEPA loan").

Terms for MGIC Mortgage Insurance Coverage  on Fixed Rate and Adjustable Rate Loans  to be included in the Trust known as the Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates Series 2003-BC10

Mortgage Guaranty Insurance Corporation

MGIC

e)

Delinquencies. All payments due on an Insured Loan must have been made except for a payment with a scheduled due date of August 2, 2003, or later.  In addition, an Insured Loan may not have been 30 days delinquent (as defined below) more than twice at any time in the twelve months prior to September 1, 2003, and an Insured Loan may not ever have been 60 days delinquent prior to September 1, 2003. An Insured Loan is deemed to have been delinquent when any payment was not made by the close of business on the date on which payment was due under the related mortgage note (the scheduled due date).  An Insured Loan is deemed to have been 30 days delinquent if payment had not been received by the close of business on the corresponding day of the month immediately succeeding the month in which payment was first due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month. Similarly, an Insured Loan is deemed to have been 60 days delinquent if payment had not been received by the close of business on the corresponding day of the second immediately succeeding month.

f)

Single Property.  Insured Loans may be secured by only one property.

g)

Loan Instrument Type.  Insured Loans must be positively amortizing loans. Negatively amortizing loans are not eligible.

h)

Multiple Loans to Same Borrower.  The portfolio of Insured Loans covered by the Master Policy cannot include more than two Insured Loans for any borrower (irrespective of other borrowers on either Insured Loan).

i)

Manufactured Homes. Insured Loans cannot be secured by singlewides.  Insured Loans can be secured by multi-sectional manufactured homes, which includes double-wides, provided the home is considered real property.

j)

Property Type and Units.  Insured Loans must  be secured by 1-4 family residential properties located in the United States.  Eligible property types include single-family detached and attached (including condominiums, PUDs that meet Fannie Mae or Freddie Mac requirements, and cooperative housing).

Terms for MGIC Mortgage Insurance Coverage  on Fixed Rate and Adjustable Rate Loans  to be included in the Trust known as the Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates Series 2003-BC10

Mortgage Guaranty Insurance Corporation

MGIC

10.

Master Policy and Endorsements.  All MGIC Coverage issued hereunder shall be subject to the terms and conditions of the MGIC Mortgage Guaranty Master Policy [71-70035 (10/96) with 71-7135 (8/94)], which includes a Master Reporting Program Endorsement (With Limited Incontestability) For Illinois Bulk Transactions [71-70192 (8/01)] and Endorsement to Mortgage Guaranty Master Policy [#71-70201 (1/03)] (together, the “Master Policy”).

11.

Underwriting. MGIC has been advised that the Insured Loans were made and underwritten by the originator(s) of the Insured Loans in accordance with the underwriting requirements in effect at the time of origination of the Insured Loans (the “Underwriting Requirements”).   Lehman represents and warrants to MGIC that each Insured Loan meets (a) the Eligibility Criteria set forth in Section 9 above and (b) in all material respects, the Underwriting Requirements.  Lehman and the Insured acknowledge and agree that MGIC shall be entitled to rely upon the representation and warranty set forth in the preceding sentence.

12.

Final File.  Lehman will deliver to MGIC a final data file for each loan portfolio described in Section 1 (in a form mutually agreed to by the parties) (the “Final Files”) of Insurable Loans that meet the Eligibility Criteria and the other requirements for MGIC Coverage under this letter, a copy of which will be attached to the Commitment/Certificate for Insured Loans. The Final Files will constitute an application for MGIC Coverage under the Master Policy (referred to as a “transmittal” in the Master Reporting Program Endorsement (With Limited Incontestability) For Illinois Bulk Transactions [71-70192 (8/01)] and this letter and any other information provided to MGIC will be considered part of that application.

13.

Loss Mitigation.  The Master Policy provides that each Insured (or the Servicer on its behalf) must actively cooperate with and assist MGIC in mitigating loss.  Accordingly, in order to comply with this provision, the Servicer's obligation to mitigate any loss includes, but is not limited to, offering to all borrowers who have the ability and desire to cure a default, the repayment plans, forbearance plans, loan modifications and other loan workout plans as described in Section 2 of MGIC's Default Servicing Guide as in effect as of the date of this letter. A loan modification shall not be required if such Insured Loan is subject to REMIC rules and the loan modification would make the Insured Loan non-qualified under REMIC rules.

14.

Servicing of Insured Loans under the Master Policy.  MGIC hereby advises the Insured and Lehman that Fairbanks Capital Corp. and any of its

Terms for MGIC Mortgage Insurance Coverage  on Fixed Rate and Adjustable Rate Loans  to be included in the Trust known as the Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates Series 2003-BC10

Mortgage Guaranty Insurance Corporation

MGIC

subsidiaries or affiliates (together referred to as "Fairbanks") are not approved or in any manner authorized to act as a Servicer under the Master Policy. Fairbanks will not be approved in the future as a Servicer under the Master Policy unless MGIC otherwise notifies Lehman and the Insured in writing.  For such purpose, the term "Servicer" includes, in addition to the primary servicer of an Insured Loan, any entity retained as a sub-servicer or in  another capacity to perform some or all of the functions of a servicer for an Insured Loan.

Lehman and the Insured represent and warrant to MGIC that as of the effective date of Coverage on the Insured Loans Fairbanks is not a Servicer for any Insured Loans. Lehman and the Insured agree that they will not allow, agree to, or otherwise permit Fairbanks as a Servicer of any such Insured Loans so long as Fairbanks is not approved by MGIC to be a Servicer.

Lehman and the Insured acknowledge that under Section 3.4 of the Master Policy if there is a change of Servicer, Coverage of an Insured Loan continues only if the new Servicer is approved by MGIC, and that under Section 4.5 of the Master Policy a Claim occurring on an Insured Loan when the Servicer for such Insured Loan is not approved by MGIC is excluded from Coverage under the Master Policy.

15.

Accuracy of Information on Final File; Representations and Warranties and Covenants.  Lehman acknowledges and agrees that (a) the mortgage loan information for each Insurable Loan contained on the Final Files provided to MGIC prior to issuance of MGIC Coverage is material to MGIC’s decision as to whether to issue such MGIC Coverage on such Insurable Loan, and (b) MGIC is relying on such information in issuing such MGIC Coverage on such Insurable Loan. Lehman represents and warrants to MGIC that all mortgage loan information provided to MGIC relevant to MGIC’s insurance decision on an Insurable Loan, including but not limited to information contained on the Final Files provided by Lehman prior to issuance of MGIC Coverage, is materially true, correct, and accurate.

It is understood that information relating to the Insured Loans will be delivered to MGIC by electronic format, and that MGIC will not individually underwrite each Insured Loan.  In extending this offer to insure, MGIC is relying on the truth and accuracy of the information relating to the Insured Loans provided by Lehman.  The submission of inaccurate information which, in MGIC's reasonable judgment, is material to the acceptance or pricing of the risk with respect to any Insured Loan, may result in rescission or cancellation of MGIC Coverage on the affected Insured Loan, with a refund of all premium paid with respect thereto.  MGIC has no obligation to insure loans which do not meet the requirements of this letter.

Terms for MGIC Mortgage Insurance Coverage  on Fixed Rate and Adjustable Rate Loans  to be included in the Trust known as the Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates Series 2003-BC10

Mortgage Guaranty Insurance Corporation

MGIC

For purposes of the Master Policy, all of the representations and warranties and other covenants of Lehman in this letter will be considered to be made on behalf of the Insured under the Master Policy, and the representations and warranties of the Insured in Section 2.2 of the Master Policy shall be deemed to have been made by Lehman on behalf of the Insured. However, MGIC's rights and remedies for a breach thereof shall be limited to MGIC's rights and remedies under the Master Policy and no other rights or remedies of MGIC shall be implied or created by this letter.

16.

Counterparts and Facsimile Signatures.  This letter agreement may be executed in separate counterparts, each of which shall be deemed an original but all of which together will constitute but one agreement, and will become effective when each party has executed one or more counterparts and delivered same to the other parties.  This letter agreement may also be executed by facsimile signatures, which will be as effective as original signatures. All capitalized terms in this letter, unless defined herein, shall have the respective meanings as set forth in the Master Policy.

It is acknowledged that although LaSalle Bank has executed this letter prior to its becoming Trustee for the benefit of the holders of the Trust, its execution hereof only will become effective as of the date it becomes Trustee.

If the foregoing terms and conditions accurately reflect the agreement among MGIC, Lehman and LaSalle Bank as the Insured, please acknowledge this letter as your request for insurance of the Insured Loans and your acceptance of its terms by signing it in the space provided below at your earliest convenience.  In order for this letter to be binding on MGIC, it must be signed and returned to me within 30 days subsequent to the date of this letter, and the Master Policy must be issued no later than 60 days subsequent to the date of this letter.

Please call me if you have any questions.

Sincerely,

/s/ Steven M. Thompson

Steven M. Thompson

Vice President

Risk Management

Terms for MGIC Mortgage Insurance Coverage  on Fixed Rate and Adjustable Rate Loans  to be included in the Trust known as the Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates Series 2003-BC10

 Mortgage Guaranty Insurance Corporation

MGIC

The foregoing terms, conditions and provisions are hereby accepted, acknowledged and agreed to by Lehman Brothers, Incorporated and by LaSalle Bank National Association as Trustee for the Trust.

LEHMAN BROTHERS, INCORPORATED

By:

/s/Ellen V. Kiernan                                                  Dated: 9/24/03

Name:  Ellen V. Kiernan

Title:

Senior Vice President

LASALLE BANK NATIONAL ASSOCIATION AS TRUSTEE FOR THE STRUCTURED ASSET INVESTMENT LOAN TRUST 2003-BC10, MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-BC10

By:

/s/Barbara L. Marik                                                  Dated: 9/26/03

Name:  Barbara L. Marik

Title:

Vice President

Terms for MGIC Mortgage Insurance Coverage  on Fixed Rate and Adjustable Rate Loans  to be included in the Trust known as the Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates Series 2003-BC10

Mortgage Guaranty Insurance Corporation 250 E. Kilbourn Avenue P.O. Box 488, Milwaukee, Wisconsin 53201	MGIC

___________________________

Certificate

(Covering Multiple Loans)

___________________________

______________________________________________________________________________________________________

Mortgage Guaranty Insurance Corporation, 250 E. Kilbourn Avenue/P.O. Box 488, Milwaukee, Wisconsin 53201-0488 (the "Company"), hereby agrees to pay to the Insured any Loss due to the Default by a Borrower on any Loan identified on the attached schedule, subject to the terms and conditions of the Master Policy identified below, and in reliance on the Insured's Application or Transmittal for insurance.

Insured Information	Coverage Information

Insured Name and Mailing Address:

LaSalle Bank National Association as Trustee

for the Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates Series 2003-BC10

135 South LaSalle Street

Suite 1625

Chicago, Illinois  60603

Certificate Issuance Date:   September 26, 2003

Certificate Effective Date:    September 1, 2003

Number of Loans Insured:

2,990

Aggregate Insured Amount of Loans: $496,343,513.16

Coverage Amount on Each loan:  See attached schedule

Master Policy Information Master Policy Number: 12-670-4-3409 Applicable Endorsements: #71-70192 (6/01) #71-70201 (1/03)	Premium Information Premium Rate: See attached schedule Premium Type: Monthly Premium Refundability: Non-refundable Renewal Option: Declining Premium Source: Non-Borrower Paid

Notes

●

The attached schedule contains a summary of coverage and premium information on a loan-by-loan basis and the schedule is incorporated herein and constitutes a part of this Certificate.

●

For Loans secured by properties located in Kentucky or West Virginia, the premium rates identified on the attached schedule do not include any applicable state and local premium taxes which may be due and required to be paid by the Insured, and which will be billed by the Company to the Insured.

●

Pursuant to Section 2.07(a) of the Master Policy, this Certificate becomes effective without the Insured's execution or return of same.

●

In issuing this Certificate, the Company has relied upon certain information and data received from or on behalf of the Insured, including, but not limited to, information and data contained in one or more electronic file transfers to the Company, as well as information and data summarized in a letter from MGIC to the Insured and any such other parties identified in such letter.  Such information and data and a copy of such letter are attached to this Certificate.

●

All capitalized terms used herein shall have the meaning assigned to such terms in the Master Policy.

MGIC

INSURED CERTIFICATION: By tendering the initial premium, the Insured certifies that: 1) each of the Loans identified on the attached schedule has been closed; 2) Loan information set forth on the attached schedule or any other attachments to this Certificate is true and correct and the Company can rely on it in extending coverage to the Loans; 3) none of the Loans is in Default as of its Certificate Effective Date; and 4) as of the Certificate Issuance Date set forth above, the Insured had no knowledge of any material changes in any statement or representation contained in the Application or Transmittal for this insurance.

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

  Amount of

   Amount of

     MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

  Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

Total

2,990

 $496,343,513.16

1	15162928	$226,205.59	85.00	0	30	Arm	231 bps	to be assigned
2	15179203	$101,518.19	90.00	0	34	Arm	231 bps	to be assigned
3	15252646	$231,765.33	90.00	0	34	Arm	231 bps	to be assigned
4	15304934	$119,791.34	82.19	0	27	Arm	231 bps	to be assigned
5	15316110	$106,055.60	90.00	0	34	Arm	231 bps	to be assigned
6	15543440	$342,000.00	90.00	30	4	Arm	231 bps	to be assigned
7	15620461	$ 56,915.02	95.00	0	37	Arm	231 bps	to be assigned
8	15620479	$160,267.37	95.00	0	37	Arm	231 bps	to be assigned
9	15620487	$164,307.69	95.00	0	37	Arm	231 bps	to be assigned
10	15644008	$238,551.11	95.00	35	2	Arm	231 bps	to be assigned
11	15666928	$298,769.98	95.00	35	2	Arm	231 bps	to be assigned
12	15695489	$202,088.83	90.00	0	34	Arm	231 bps	to be assigned
13	15719545	$305,493.91	90.00	0	34	Arm	231 bps	to be assigned
14	15733058	$230,764.49	85.56	0	30	Fixed	154 bps	to be assigned
15	15743602	$132,903.73	95.00	30	7	Arm	231 bps	to be assigned
16	15744600	$173,880.51	82.55	0	28	Fixed	154 bps	to be assigned
17	15744634	$ 84,856.77	85.00	0	30	Fixed	154 bps	to be assigned
18	15744667	$170,732.41	95.00	0	37	Fixed	154 bps	to be assigned
19	15744741	$109,095.28	95.00	0	37	Arm	231 bps	to be assigned
20	15744774	$230,890.73	90.00	0	34	Arm	231 bps	to be assigned
21	15744782	$106,074.97	85.00	0	30	Arm	231 bps	to be assigned
22	15744790	$332,540.16	90.00	0	34	Arm	231 bps	to be assigned
23	15744972	$248,869.50	90.00	0	34	Arm	231 bps	to be assigned
24	100720341	$133,213.56	85.00	0	30	Fixed	154 bps	to be assigned
25	106030497	$122,483.37	95.00	0	37	Fixed	154 bps	to be assigned
26	106535016	$ 94,882.35	90.00	0	34	Arm	231 bps	to be assigned
27	107064313	$435,052.43	85.00	0	30	Arm	231 bps	to be assigned
28	108041047	$100,158.69	95.00	0	37	Arm	231 bps	to be assigned
29	108045675	$103,302.54	81.89	0	27	Arm	231 bps	to be assigned
30	108104522	$120,482.87	84.53	0	30	Arm	231 bps	to be assigned
31	108123043	$207,113.61	85.00	0	30	Arm	231 bps	to be assigned
32	108123746	$ 60,875.20	85.00	0	30	Arm	231 bps	to be assigned
33	108201856	$166,686.69	90.00	30	4	Fixed	154 bps	to be assigned
34	108405374	$174,442.83	90.00	12	22	Fixed	154 bps	to be assigned
35	108418054	$396,845.10	84.21	6	23	Fixed	154 bps	to be assigned
36	108675885	$ 72,774.78	100.00	0	40	Arm	231 bps	to be assigned
37	108675919	$ 56,926.03	100.00	0	40	Arm	231 bps	to be assigned
38	108675935	$ 98,494.67	100.00	0	40	Arm	231 bps	to be assigned
39	108675950	$ 48,330.36	100.00	0	40	Arm	231 bps	to be assigned
40	108675976	$ 24,934.19	100.00	0	40	Fixed	154 bps	to be assigned
41	108675992	$134,497.78	100.00	0	40	Arm	231 bps	to be assigned
42	108676032	$123,121.57	100.00	0	40	Arm	231 bps	to be assigned
43	108676214	$109,171.11	95.00	0	37	Fixed	154 bps	to be assigned
44	108676248	$ 81,325.16	95.00	0	37	Arm	231 bps	to be assigned
45	108676255	$179,916.53	95.00	0	37	Arm	231 bps	to be assigned
46	108676305	$397,792.27	94.34	0	37	Fixed	154 bps	to be assigned
47	108676313	$134,926.05	93.33	0	36	Fixed	154 bps	to be assigned
48	108676347	$ 55,970.82	91.97	0	35	Fixed	154 bps	to be assigned
49	108676420	$143,557.20	90.00	0	34	Arm	231 bps	to be assigned
50	108676438	$162,471.18	90.00	0	34	Arm	231 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

  Amount of

   Amount of

     MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

  Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

51	108676453	$ 89,291.42	90.00	0	34	Arm	231 bps	to be assigned
52	108676461	$160,895.41	90.00	0	34	Fixed	154 bps	to be assigned
53	108676495	$ 44,850.93	90.00	0	34	Arm	231 bps	to be assigned
54	108676503	$ 88,831.78	90.00	0	34	Fixed	154 bps	to be assigned
55	108676511	$142,606.53	90.00	0	34	Fixed	154 bps	to be assigned
56	108676529	$ 92,367.24	90.00	0	34	Fixed	154 bps	to be assigned
57	108676537	$ 62,627.21	90.00	0	34	Arm	231 bps	to be assigned
58	108676560	$ 96,920.22	90.00	0	34	Fixed	154 bps	to be assigned
59	108676610	$ 98,653.19	90.00	0	34	Fixed	154 bps	to be assigned
60	108676628	$ 60,083.54	90.00	0	34	Arm	231 bps	to be assigned
61	108676636	$ 57,393.26	90.00	0	34	Arm	231 bps	to be assigned
62	108676644	$147,751.85	90.00	0	34	Arm	231 bps	to be assigned
63	108676651	$246,394.96	90.00	0	34	Arm	231 bps	to be assigned
64	108676669	$285,994.32	89.69	0	34	Arm	231 bps	to be assigned
65	108676685	$ 56,540.25	87.23	0	32	Arm	231 bps	to be assigned
66	108676727	$ 59,397.85	85.00	0	30	Fixed	154 bps	to be assigned
67	108676743	$ 84,709.82	85.00	0	30	Arm	231 bps	to be assigned
68	108676776	$116,055.50	85.00	0	30	Fixed	154 bps	to be assigned
69	108676792	$232,814.30	85.00	0	30	Fixed	154 bps	to be assigned
70	108676818	$ 67,174.95	85.00	0	30	Arm	231 bps	to be assigned
71	108676834	$292,270.40	85.00	0	30	Fixed	154 bps	to be assigned
72	108676859	$149,090.34	85.00	0	30	Arm	231 bps	to be assigned
73	108676867	$ 60,165.25	85.00	0	30	Arm	231 bps	to be assigned
74	108676875	$ 56,765.14	85.00	0	30	Arm	231 bps	to be assigned
75	108676883	$113,370.28	84.99	0	30	Arm	231 bps	to be assigned
76	108676891	$ 49,816.79	84.75	0	30	Fixed	154 bps	to be assigned
77	108676925	$ 45,803.55	83.49	0	29	Fixed	154 bps	to be assigned
78	108676933	$330,565.74	83.00	0	28	Fixed	154 bps	to be assigned
79	108676941	$ 94,046.65	82.89	0	28	Arm	231 bps	to be assigned
80	108676966	$ 77,561.67	82.32	0	28	Fixed	154 bps	to be assigned
81	108724659	$111,915.39	90.00	0	34	Fixed	154 bps	to be assigned
82	108727116	$170,417.42	90.00	0	34	Arm	231 bps	to be assigned
83	108728106	$ 71,789.85	90.00	0	34	Arm	231 bps	to be assigned
84	108728684	$143,518.09	90.00	0	34	Fixed	154 bps	to be assigned
85	108729971	$ 74,225.90	82.78	0	28	Fixed	154 bps	to be assigned
86	108735655	$ 69,510.18	85.00	0	30	Arm	231 bps	to be assigned
87	108859349	$157,523.10	84.31	0	29	Arm	231 bps	to be assigned
88	108859356	$140,843.25	90.00	0	34	Arm	231 bps	to be assigned
89	108859364	$ 50,872.80	85.00	0	30	Arm	231 bps	to be assigned
90	108859380	$197,220.68	89.96	0	34	Arm	231 bps	to be assigned
91	108859406	$123,092.94	100.00	0	40	Arm	231 bps	to be assigned
92	108859430	$102,948.31	100.00	0	40	Fixed	154 bps	to be assigned
93	108859448	$133,104.76	100.00	0	40	Fixed	154 bps	to be assigned
94	108859455	$104,923.84	100.00	0	40	Arm	231 bps	to be assigned
95	108859497	$361,731.70	90.00	0	34	Arm	231 bps	to be assigned
96	108859539	$153,161.07	95.00	0	37	Arm	231 bps	to be assigned
97	108859554	$233,424.12	82.46	0	28	Arm	231 bps	to be assigned
98	108859588	$311,994.73	95.00	0	37	Fixed	154 bps	to be assigned
99	108859638	$ 48,464.97	90.00	0	34	Arm	231 bps	to be assigned
100	108859679	$162,744.39	95.00	0	37	Fixed	154 bps	to be assigned
101	108859729	$234,900.45	84.29	0	29	Arm	231 bps	to be assigned
102	108859745	$ 80,696.66	100.00	0	40	Fixed	154 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

Insurable Loan

LTV

Coverage

  Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

103	108859752	$240,330.07	90.00	0	34	Fixed	154 bps	to be assigned
104	108859794	$149,963.67	85.00	0	30	Fixed	154 bps	to be assigned
105	108859828	$ 59,201.20	90.00	0	34	Fixed	154 bps	to be assigned
106	108859844	$127,809.54	90.00	0	34	Arm	231 bps	to be assigned
107	108859851	$101,049.07	100.00	0	40	Fixed	154 bps	to be assigned
108	108859877	$170,138.94	100.00	0	40	Fixed	154 bps	to be assigned
109	108859901	$244,012.82	100.00	0	40	Arm	231 bps	to be assigned
110	108859935	$ 84,268.42	90.00	0	34	Fixed	154 bps	to be assigned
111	108859943	$ 54,972.07	85.00	0	30	Arm	231 bps	to be assigned
112	108859976	$126,247.00	85.00	0	30	Arm	231 bps	to be assigned
113	108860008	$132,630.92	100.00	0	40	Fixed	154 bps	to be assigned
114	108860016	$ 55,644.81	90.00	0	34	Arm	231 bps	to be assigned
115	108860024	$248,492.01	95.00	0	37	Fixed	154 bps	to be assigned
116	108860040	$ 93,174.90	85.00	0	30	Arm	231 bps	to be assigned
117	108860065	$ 51,032.74	100.00	0	40	Arm	231 bps	to be assigned
118	108860081	$241,505.72	84.90	0	30	Fixed	154 bps	to be assigned
119	108860115	$228,718.15	90.00	0	34	Arm	231 bps	to be assigned
120	108860123	$180,818.52	100.00	0	40	Arm	231 bps	to be assigned
121	108860164	$134,453.22	89.99	0	34	Arm	231 bps	to be assigned
122	108860172	$ 42,185.04	90.00	0	34	Fixed	154 bps	to be assigned
123	108860198	$ 80,724.07	90.00	0	34	Arm	231 bps	to be assigned
124	108860206	$ 49,153.84	94.99	0	37	Arm	231 bps	to be assigned
125	108860222	$ 36,371.23	85.00	0	30	Fixed	154 bps	to be assigned
126	108860248	$ 68,153.29	90.00	0	34	Fixed	154 bps	to be assigned
127	108860255	$ 89,248.87	100.00	0	40	Arm	231 bps	to be assigned
128	108860289	$222,616.42	100.00	0	40	Fixed	154 bps	to be assigned
129	108860313	$147,675.86	90.00	0	34	Arm	231 bps	to be assigned
130	108860339	$ 49,128.42	85.00	0	30	Arm	231 bps	to be assigned
131	108860388	$ 63,563.04	85.00	0	30	Arm	231 bps	to be assigned
132	108860396	$201,369.82	90.00	0	34	Arm	231 bps	to be assigned
133	108860404	$ 93,975.25	85.00	0	30	Arm	231 bps	to be assigned
134	108860438	$ 41,847.96	100.00	0	40	Fixed	154 bps	to be assigned
135	108860453	$121,525.11	89.71	0	34	Arm	231 bps	to be assigned
136	108860503	$251,012.46	90.00	0	34	Arm	231 bps	to be assigned
137	108860529	$ 82,149.98	85.00	0	30	Arm	231 bps	to be assigned
138	108860537	$ 73,552.99	90.00	0	34	Arm	231 bps	to be assigned
139	108860560	$132,457.45	86.93	0	31	Fixed	154 bps	to be assigned
140	108860586	$300,443.58	90.00	0	34	Arm	231 bps	to be assigned
141	108860636	$112,875.11	100.00	0	40	Arm	231 bps	to be assigned
142	108860644	$164,493.07	100.00	0	40	Fixed	154 bps	to be assigned
143	108860685	$119,101.43	90.00	0	34	Arm	231 bps	to be assigned
144	108860727	$ 81,270.94	100.00	0	40	Arm	231 bps	to be assigned
145	108860743	$ 81,641.89	90.00	0	34	Arm	231 bps	to be assigned
146	108860768	$159,516.31	100.00	0	40	Fixed	154 bps	to be assigned
147	108860776	$136,557.08	100.00	0	40	Fixed	154 bps	to be assigned
148	108860784	$260,066.24	94.98	0	37	Arm	231 bps	to be assigned
149	108860818	$ 84,364.94	90.00	0	34	Arm	231 bps	to be assigned
150	108860826	$232,655.18	89.84	0	34	Arm	231 bps	to be assigned
151	108860875	$ 91,538.66	100.00	0	40	Fixed	154 bps	to be assigned
152	108860917	$150,217.27	89.99	0	34	Arm	231 bps	to be assigned
153	108860925	$351,923.25	84.98	0	30	Fixed	154 bps	to be assigned
154	108860933	$231,084.08	89.23	0	33	Arm	231 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

155	108861014	$ 86,186.73	95.00	0	37	Fixed	154 bps	to be assigned
156	108861071	$128,303.45	99.99	0	40	Fixed	154 bps	to be assigned
157	108861089	$139,010.52	99.99	0	40	Fixed	154 bps	to be assigned
158	108861113	$123,592.00	99.95	0	40	Fixed	154 bps	to be assigned
159	108861121	$105,765.85	85.00	0	30	Arm	231 bps	to be assigned
160	108861147	$ 92,108.57	100.00	0	40	Fixed	154 bps	to be assigned
161	108861204	$160,278.57	90.00	0	34	Arm	231 bps	to be assigned
162	108861246	$ 40,251.29	90.00	0	34	Arm	231 bps	to be assigned
163	108861287	$ 57,378.74	90.00	0	34	Arm	231 bps	to be assigned
164	108861352	$279,157.08	88.89	0	33	Fixed	154 bps	to be assigned
165	108861402	$ 71,530.62	83.72	0	29	Fixed	154 bps	to be assigned
166	108861428	$ 33,113.12	95.00	0	37	Arm	231 bps	to be assigned
167	108861436	$ 73,742.86	85.00	0	30	Fixed	154 bps	to be assigned
168	108861444	$ 65,544.30	99.28	0	40	Fixed	154 bps	to be assigned
169	108861469	$ 64,732.39	100.00	0	40	Arm	231 bps	to be assigned
170	108861477	$ 78,930.94	83.68	0	29	Arm	231 bps	to be assigned
171	108861485	$206,107.58	95.00	0	37	Arm	231 bps	to be assigned
172	108861501	$159,081.42	90.00	0	34	Arm	231 bps	to be assigned
173	108861527	$ 56,322.82	100.00	0	40	Arm	231 bps	to be assigned
174	108861550	$124,448.44	100.00	0	40	Fixed	154 bps	to be assigned
175	108861634	$ 76,258.88	85.00	0	30	Arm	231 bps	to be assigned
176	108861683	$ 59,626.20	100.00	0	40	Arm	231 bps	to be assigned
177	108861709	$233,277.44	90.00	0	34	Arm	231 bps	to be assigned
178	108861717	$134,014.28	100.00	0	40	Arm	231 bps	to be assigned
179	108861758	$157,426.31	85.00	0	30	Fixed	154 bps	to be assigned
180	108861790	$ 67,724.52	100.00	0	40	Fixed	154 bps	to be assigned
181	108861832	$243,205.97	100.00	0	40	Fixed	154 bps	to be assigned
182	108861857	$ 73,539.78	90.00	0	34	Fixed	154 bps	to be assigned
183	108861881	$145,256.27	99.60	0	40	Fixed	154 bps	to be assigned
184	108861923	$ 95,353.42	90.00	0	34	Arm	231 bps	to be assigned
185	108861949	$ 98,668.74	90.00	0	34	Arm	231 bps	to be assigned
186	108861956	$ 87,032.56	95.00	0	37	Fixed	154 bps	to be assigned
187	108861964	$143,309.99	90.00	0	34	Fixed	154 bps	to be assigned
188	108861972	$ 99,608.05	100.00	0	40	Fixed	154 bps	to be assigned
189	108862020	$129,243.49	90.00	0	34	Fixed	154 bps	to be assigned
190	108862038	$129,279.37	90.00	0	34	Fixed	154 bps	to be assigned
191	108862046	$140,130.03	100.00	0	40	Fixed	154 bps	to be assigned
192	108862053	$123,769.17	90.00	0	34	Fixed	154 bps	to be assigned
193	108862095	$114,116.36	84.96	0	30	Arm	231 bps	to be assigned
194	108862103	$ 99,693.75	100.00	0	40	Fixed	154 bps	to be assigned
195	108862152	$ 56,394.91	100.00	0	40	Fixed	154 bps	to be assigned
196	108862160	$323,707.67	95.00	0	37	Fixed	154 bps	to be assigned
197	108862178	$112,224.07	99.97	0	40	Fixed	154 bps	to be assigned
198	108862194	$135,347.00	85.00	0	30	Fixed	154 bps	to be assigned
199	108862210	$ 72,706.94	95.00	0	37	Arm	231 bps	to be assigned
200	108862228	$156,123.11	100.00	0	40	Fixed	154 bps	to be assigned
201	108862277	$ 94,114.26	90.00	0	34	Arm	231 bps	to be assigned
202	108862285	$398,074.24	89.25	0	33	Arm	231 bps	to be assigned
203	108862293	$128,239.94	90.00	0	34	Arm	231 bps	to be assigned
204	108862368	$236,569.24	100.00	0	40	Fixed	154 bps	to be assigned
205	108862376	$159,368.53	100.00	0	40	Fixed	154 bps	to be assigned
206	108862475	$ 99,584.54	86.96	0	31	Arm	231 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

  Amount of

   Amount of

     MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

  Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

207	108862483	$ 62,467.11	95.00	0	37	Arm	231 bps	to be assigned
208	108862491	$ 99,426.62	100.00	0	40	Arm	231 bps	to be assigned
209	108862509	$ 64,461.30	90.00	0	34	Fixed	154 bps	to be assigned
210	108862525	$124,474.22	100.00	0	40	Fixed	154 bps	to be assigned
211	108862541	$ 49,462.75	90.00	0	34	Arm	231 bps	to be assigned
212	108862558	$101,186.36	100.00	0	40	Fixed	154 bps	to be assigned
213	108862582	$120,695.99	89.81	0	34	Fixed	154 bps	to be assigned
214	108862624	$154,146.66	100.00	0	40	Arm	231 bps	to be assigned
215	108862632	$100,555.39	90.00	0	34	Arm	231 bps	to be assigned
216	108862640	$ 89,745.00	100.00	0	40	Fixed	154 bps	to be assigned
217	108862657	$ 79,340.84	100.00	0	40	Fixed	154 bps	to be assigned
218	108862673	$129,516.17	100.00	0	40	Arm	231 bps	to be assigned
219	108862681	$279,015.66	100.00	0	40	Fixed	154 bps	to be assigned
220	108862715	$115,343.21	100.00	0	40	Arm	231 bps	to be assigned
221	108862723	$295,988.19	90.00	0	34	Arm	231 bps	to be assigned
222	108862731	$166,763.82	90.00	0	34	Arm	231 bps	to be assigned
223	108862749	$107,918.07	95.00	0	37	Fixed	154 bps	to be assigned
224	108862780	$ 46,643.37	90.00	0	34	Arm	231 bps	to be assigned
225	108864935	$ 79,718.04	88.75	0	33	Arm	231 bps	to be assigned
226	108868308	$293,884.32	84.29	0	29	Arm	231 bps	to be assigned
227	108885567	$205,348.37	90.00	0	34	Arm	231 bps	to be assigned
228	108920075	$ 80,645.79	90.00	0	34	Arm	231 bps	to be assigned
229	109123893	$152,740.23	90.00	0	34	Arm	231 bps	to be assigned
230	109188482	$ 61,032.44	85.00	0	30	Fixed	154 bps	to be assigned
231	109194431	$165,833.14	90.00	0	34	Arm	231 bps	to be assigned
232	109248096	$ 98,075.49	90.00	30	4	Fixed	154 bps	to be assigned
233	109248120	$ 70,706.10	95.00	30	7	Fixed	154 bps	to be assigned
234	109248146	$134,482.91	94.89	30	7	Fixed	154 bps	to be assigned
235	109248427	$218,277.30	86.27	30	1	Fixed	154 bps	to be assigned
236	109248666	$120,278.10	90.00	30	4	Fixed	154 bps	to be assigned
237	109248690	$244,813.46	88.39	30	3	Fixed	154 bps	to be assigned
238	109248773	$132,665.96	95.00	30	7	Fixed	154 bps	to be assigned
239	109248914	$ 75,373.82	90.00	30	4	Fixed	154 bps	to be assigned
240	109248930	$197,882.88	95.00	30	7	Fixed	154 bps	to be assigned
241	109249045	$138,556.21	87.50	30	2	Fixed	154 bps	to be assigned
242	109249060	$102,286.04	95.00	30	7	Fixed	154 bps	to be assigned
243	109249086	$ 61,757.67	95.00	30	7	Fixed	154 bps	to be assigned
244	109249250	$205,534.39	95.00	30	7	Fixed	154 bps	to be assigned
245	109249318	$ 44,059.38	95.00	30	7	Fixed	154 bps	to be assigned
246	109249565	$ 66,673.51	95.00	30	7	Fixed	154 bps	to be assigned
247	109249649	$ 91,363.03	85.00	22	8	Fixed	154 bps	to be assigned
248	109249656	$152,551.65	95.00	30	7	Fixed	154 bps	to be assigned
249	109249896	$305,096.20	95.00	30	7	Fixed	154 bps	to be assigned
250	109249938	$126,473.55	95.00	30	7	Fixed	154 bps	to be assigned
251	109250027	$246,082.11	95.00	30	7	Fixed	154 bps	to be assigned
252	109250050	$ 53,791.67	95.00	30	7	Fixed	154 bps	to be assigned
253	109250258	$204,761.99	90.00	30	4	Fixed	154 bps	to be assigned
254	109250308	$202,924.00	95.00	30	7	Fixed	154 bps	to be assigned
255	109250399	$209,525.73	95.00	30	7	Fixed	154 bps	to be assigned
256	109250423	$123,342.74	90.00	30	4	Fixed	154 bps	to be assigned
257	109250761	$ 72,439.14	85.88	30	1	Fixed	154 bps	to be assigned
258	109250803	$227,390.87	90.00	30	4	Fixed	154 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

259	109250993	$104,277.70	95.00	30	7	Fixed	154 bps	to be assigned
260	109251371	$196,423.75	90.00	30	4	Fixed	154 bps	to be assigned
261	109251439	$ 90,207.19	90.00	30	4	Fixed	154 bps	to be assigned
262	109251652	$241,355.28	90.00	30	4	Fixed	154 bps	to be assigned
263	109251686	$175,200.50	90.00	30	4	Fixed	154 bps	to be assigned
264	109251728	$247,861.30	95.00	30	7	Fixed	154 bps	to be assigned
265	109251819	$ 79,547.07	90.00	30	4	Fixed	154 bps	to be assigned
266	109251868	$ 55,861.52	90.00	30	4	Fixed	154 bps	to be assigned
267	109251892	$151,773.66	90.00	30	4	Fixed	154 bps	to be assigned
268	109251967	$ 71,443.14	90.00	30	4	Fixed	154 bps	to be assigned
269	109252031	$ 71,366.32	90.00	30	4	Fixed	154 bps	to be assigned
270	109252064	$ 45,775.87	95.00	30	7	Fixed	154 bps	to be assigned
271	109252247	$119,768.78	95.00	30	7	Fixed	154 bps	to be assigned
272	109252254	$ 63,480.44	90.00	30	4	Fixed	154 bps	to be assigned
273	109252288	$ 69,160.02	82.76	22	6	Fixed	154 bps	to be assigned
274	109252338	$ 82,410.87	90.00	30	4	Fixed	154 bps	to be assigned
275	109252429	$146,283.32	95.00	30	7	Fixed	154 bps	to be assigned
276	109252452	$132,087.20	90.00	30	4	Fixed	154 bps	to be assigned
277	109252510	$101,469.98	90.00	30	4	Fixed	154 bps	to be assigned
278	109252627	$ 57,930.34	90.00	30	4	Fixed	154 bps	to be assigned
279	109252650	$ 97,816.32	85.00	22	8	Fixed	154 bps	to be assigned
280	109252668	$313,656.37	84.98	22	8	Fixed	154 bps	to be assigned
281	109252734	$195,852.88	90.00	30	4	Fixed	154 bps	to be assigned
282	109252775	$129,513.34	90.00	30	4	Fixed	154 bps	to be assigned
283	109252940	$148,903.57	89.82	30	4	Fixed	154 bps	to be assigned
284	109252981	$105,036.97	86.80	30	1	Fixed	154 bps	to be assigned
285	109252999	$134,004.77	90.00	30	4	Fixed	154 bps	to be assigned
286	109253088	$ 76,213.80	90.00	30	4	Fixed	154 bps	to be assigned
287	109253146	$ 59,308.12	90.00	30	4	Fixed	154 bps	to be assigned
288	109253351	$155,820.77	95.00	30	7	Fixed	154 bps	to be assigned
289	109253369	$ 61,910.74	90.00	30	4	Fixed	154 bps	to be assigned
290	109253534	$158,838.28	87.48	30	2	Fixed	154 bps	to be assigned
291	109253542	$ 88,385.41	90.00	30	4	Fixed	154 bps	to be assigned
292	109253567	$ 87,713.53	90.00	30	4	Fixed	154 bps	to be assigned
293	109253773	$ 87,353.73	95.00	30	7	Fixed	154 bps	to be assigned
294	109254011	$165,283.78	95.00	30	7	Fixed	154 bps	to be assigned
295	109254029	$107,103.15	85.00	22	8	Fixed	154 bps	to be assigned
296	109254045	$ 67,073.24	90.00	30	4	Fixed	154 bps	to be assigned
297	109254425	$223,503.18	90.00	30	4	Fixed	154 bps	to be assigned
298	109254615	$ 62,553.86	90.00	30	4	Fixed	154 bps	to be assigned
299	109254680	$166,487.98	90.00	30	4	Fixed	154 bps	to be assigned
300	109254813	$120,069.38	95.00	30	7	Fixed	154 bps	to be assigned
301	109254938	$131,155.63	95.00	30	7	Fixed	154 bps	to be assigned
302	109254953	$207,827.66	95.00	30	7	Fixed	154 bps	to be assigned
303	109255356	$136,023.29	90.00	30	4	Fixed	154 bps	to be assigned
304	109255372	$122,995.24	88.39	30	3	Fixed	154 bps	to be assigned
305	109255422	$185,427.17	95.00	30	7	Fixed	154 bps	to be assigned
306	109255455	$ 75,378.46	95.00	30	7	Fixed	154 bps	to be assigned
307	109255497	$106,773.69	94.68	30	7	Fixed	154 bps	to be assigned
308	109255554	$ 99,342.48	85.00	22	8	Fixed	154 bps	to be assigned
309	109255679	$286,373.50	90.00	30	4	Fixed	154 bps	to be assigned
310	109255810	$175,103.26	90.00	30	4	Fixed	154 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

311	109255885	$212,715.43	95.00	30	7	Fixed	154 bps	to be assigned
312	109255968	$108,229.86	90.00	30	4	Fixed	154 bps	to be assigned
313	109255992	$103,019.94	95.00	30	7	Fixed	154 bps	to be assigned
314	109256131	$116,391.45	90.00	30	4	Fixed	154 bps	to be assigned
315	109256156	$149,533.40	90.00	30	4	Fixed	154 bps	to be assigned
316	109256347	$ 65,358.51	90.00	30	4	Fixed	154 bps	to be assigned
317	109256362	$ 55,118.46	95.00	30	7	Fixed	154 bps	to be assigned
318	109256404	$187,500.05	85.00	22	8	Fixed	154 bps	to be assigned
319	109256438	$140,356.71	81.00	22	4	Fixed	154 bps	to be assigned
320	109256453	$306,928.52	95.00	30	7	Fixed	154 bps	to be assigned
321	109256750	$110,939.22	90.00	30	4	Fixed	154 bps	to be assigned
322	109256768	$111,732.90	90.00	30	4	Fixed	154 bps	to be assigned
323	109256958	$170,295.21	95.00	30	7	Fixed	154 bps	to be assigned
324	109257014	$ 85,144.95	90.00	30	4	Fixed	154 bps	to be assigned
325	109257055	$ 91,817.36	90.00	30	4	Fixed	154 bps	to be assigned
326	109257097	$ 78,419.42	95.00	30	7	Fixed	154 bps	to be assigned
327	109257139	$138,770.98	90.00	30	4	Fixed	154 bps	to be assigned
328	109257170	$292,567.57	90.00	30	4	Fixed	154 bps	to be assigned
329	109257329	$ 80,330.48	95.00	30	7	Fixed	154 bps	to be assigned
330	109257337	$ 78,818.41	95.00	30	7	Fixed	154 bps	to be assigned
331	109257345	$213,030.40	95.00	30	7	Fixed	154 bps	to be assigned
332	109257352	$ 83,824.87	90.00	30	4	Fixed	154 bps	to be assigned
333	109257410	$ 32,261.92	90.00	30	4	Fixed	154 bps	to be assigned
334	109257477	$120,856.27	90.00	30	4	Fixed	154 bps	to be assigned
335	109257485	$ 86,809.45	90.00	30	4	Fixed	154 bps	to be assigned
336	109257576	$121,907.72	90.00	30	4	Fixed	154 bps	to be assigned
337	109257592	$147,540.08	95.00	30	7	Fixed	154 bps	to be assigned
338	109257683	$158,738.13	94.99	30	7	Fixed	154 bps	to be assigned
339	109257709	$143,632.49	85.00	22	8	Fixed	154 bps	to be assigned
340	109257733	$ 74,319.29	90.00	30	4	Fixed	154 bps	to be assigned
341	109257824	$ 66,122.03	95.00	30	7	Fixed	154 bps	to be assigned
342	109257840	$ 91,630.88	95.00	30	7	Fixed	154 bps	to be assigned
343	109257923	$ 60,580.82	95.00	30	7	Fixed	154 bps	to be assigned
344	109257931	$271,973.67	95.00	30	7	Fixed	154 bps	to be assigned
345	109257964	$116,014.56	95.00	30	7	Fixed	154 bps	to be assigned
346	109258103	$ 98,588.88	90.00	30	4	Fixed	154 bps	to be assigned
347	109258251	$363,707.13	90.00	30	4	Fixed	154 bps	to be assigned
348	109258368	$137,040.81	90.00	30	4	Fixed	154 bps	to be assigned
349	109258517	$121,008.42	90.00	30	4	Fixed	154 bps	to be assigned
350	109258566	$223,955.41	90.00	30	4	Fixed	154 bps	to be assigned
351	109258590	$ 73,423.89	90.00	30	4	Fixed	154 bps	to be assigned
352	109258848	$128,350.14	86.00	30	1	Fixed	154 bps	to be assigned
353	109258939	$ 55,022.50	85.00	22	8	Fixed	154 bps	to be assigned
354	109258988	$206,837.86	90.00	30	4	Fixed	154 bps	to be assigned
355	109259028	$ 68,145.96	95.00	30	7	Fixed	154 bps	to be assigned
356	109259044	$246,394.77	90.00	30	4	Fixed	154 bps	to be assigned
357	109259051	$ 36,984.05	95.00	30	7	Fixed	154 bps	to be assigned
358	109259168	$132,423.84	95.00	30	7	Fixed	154 bps	to be assigned
359	109259184	$120,978.66	95.00	30	7	Fixed	154 bps	to be assigned
360	109259267	$215,904.92	95.00	30	7	Fixed	154 bps	to be assigned
361	109259283	$ 90,525.74	90.00	30	4	Fixed	154 bps	to be assigned
362	109259416	$150,638.22	90.00	30	4	Fixed	154 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

363	109259440	$100,403.93	95.00	30	7	Fixed	154 bps	to be assigned
364	109259523	$140,801.76	90.00	30	4	Fixed	154 bps	to be assigned
365	109259622	$153,427.98	89.53	30	3	Fixed	154 bps	to be assigned
366	109259721	$ 65,357.76	95.00	30	7	Fixed	154 bps	to be assigned
367	109259747	$123,845.16	95.00	30	7	Fixed	154 bps	to be assigned
368	109259770	$169,050.35	89.99	30	4	Fixed	154 bps	to be assigned
369	109259838	$299,117.26	95.00	30	7	Fixed	154 bps	to be assigned
370	109259853	$ 82,407.59	95.00	30	7	Fixed	154 bps	to be assigned
371	109259895	$122,812.73	90.00	30	4	Fixed	154 bps	to be assigned
372	109259929	$162,918.00	82.99	22	6	Fixed	154 bps	to be assigned
373	109259978	$ 75,279.26	90.00	30	4	Fixed	154 bps	to be assigned
374	109260042	$ 69,528.80	90.00	30	4	Fixed	154 bps	to be assigned
375	109260067	$179,275.51	87.80	30	2	Fixed	154 bps	to be assigned
376	109260307	$244,238.27	95.00	30	7	Fixed	154 bps	to be assigned
377	109260331	$ 80,553.43	95.00	30	7	Fixed	154 bps	to be assigned
378	109260398	$ 46,635.45	90.00	30	4	Fixed	154 bps	to be assigned
379	109260489	$197,267.43	90.00	30	4	Fixed	154 bps	to be assigned
380	109260539	$ 35,409.62	90.00	30	4	Fixed	154 bps	to be assigned
381	109260794	$125,622.64	90.00	30	4	Fixed	154 bps	to be assigned
382	109261057	$ 62,461.47	89.93	30	4	Fixed	154 bps	to be assigned
383	109261065	$ 41,994.11	95.00	30	7	Fixed	154 bps	to be assigned
384	109261081	$ 69,989.75	90.00	30	4	Fixed	154 bps	to be assigned
385	109261131	$107,708.19	90.00	30	4	Fixed	154 bps	to be assigned
386	109261263	$ 39,771.00	95.00	30	7	Fixed	154 bps	to be assigned
387	109261370	$278,637.79	95.00	30	7	Fixed	154 bps	to be assigned
388	109261388	$128,728.14	95.00	30	7	Fixed	154 bps	to be assigned
389	109261446	$213,590.59	90.00	30	4	Fixed	154 bps	to be assigned
390	109261487	$210,870.09	90.00	30	4	Fixed	154 bps	to be assigned
391	109261503	$157,016.11	90.00	30	4	Fixed	154 bps	to be assigned
392	109261701	$210,010.03	90.00	30	4	Fixed	154 bps	to be assigned
393	109261750	$137,236.48	94.83	30	7	Fixed	154 bps	to be assigned
394	109261776	$322,215.22	90.00	30	4	Fixed	154 bps	to be assigned
395	109261909	$112,740.41	95.00	30	7	Fixed	154 bps	to be assigned
396	109262121	$ 80,987.90	95.00	30	7	Fixed	154 bps	to be assigned
397	109262147	$ 69,551.89	95.00	30	7	Fixed	154 bps	to be assigned
398	109262246	$125,038.15	95.00	30	7	Fixed	154 bps	to be assigned
399	109262279	$155,257.53	90.00	30	4	Fixed	154 bps	to be assigned
400	109262287	$198,913.55	85.00	22	8	Fixed	154 bps	to be assigned
401	109262329	$149,224.63	89.82	30	4	Fixed	154 bps	to be assigned
402	109262337	$ 79,903.83	90.00	30	4	Fixed	154 bps	to be assigned
403	109262345	$138,155.04	85.00	22	8	Fixed	154 bps	to be assigned
404	109262451	$171,274.59	95.00	30	7	Fixed	154 bps	to be assigned
405	109262493	$ 99,351.39	95.00	30	7	Fixed	154 bps	to be assigned
406	109262659	$278,252.07	95.00	30	7	Fixed	154 bps	to be assigned
407	109262717	$120,270.41	95.00	30	7	Fixed	154 bps	to be assigned
408	109262956	$144,300.48	95.00	30	7	Fixed	154 bps	to be assigned
409	109262964	$127,245.24	87.95	30	2	Fixed	154 bps	to be assigned
410	109262972	$ 86,263.85	95.00	30	7	Fixed	154 bps	to be assigned
411	109262998	$284,301.99	95.00	30	7	Fixed	154 bps	to be assigned
412	109263046	$131,670.89	95.00	30	7	Fixed	154 bps	to be assigned
413	109263186	$153,286.53	90.00	30	4	Fixed	154 bps	to be assigned
414	109263277	$ 59,153.15	95.00	30	7	Fixed	154 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

415	109263293	$119,516.80	85.00	22	8	Fixed	154 bps	to be assigned
416	109263350	$206,369.65	90.00	30	4	Fixed	154 bps	to be assigned
417	109263426	$ 93,308.89	85.00	22	8	Fixed	154 bps	to be assigned
418	109263772	$269,304.84	89.95	30	4	Fixed	154 bps	to be assigned
419	109263954	$121,363.35	95.00	30	7	Fixed	154 bps	to be assigned
420	109264028	$ 85,301.21	95.00	30	7	Fixed	154 bps	to be assigned
421	109264036	$127,586.78	90.00	30	4	Fixed	154 bps	to be assigned
422	109264077	$ 63,757.32	90.00	30	4	Fixed	154 bps	to be assigned
423	109264101	$327,345.75	95.00	30	7	Fixed	154 bps	to be assigned
424	109264119	$193,476.67	95.00	30	7	Fixed	154 bps	to be assigned
425	109264150	$ 98,832.26	90.00	30	4	Fixed	154 bps	to be assigned
426	109264184	$ 71,040.51	95.00	30	7	Fixed	154 bps	to be assigned
427	109264192	$145,552.94	90.00	30	4	Fixed	154 bps	to be assigned
428	109264200	$128,036.04	95.00	30	7	Fixed	154 bps	to be assigned
429	109264218	$ 44,915.71	90.00	30	4	Fixed	154 bps	to be assigned
430	109264721	$227,593.23	95.00	30	7	Fixed	154 bps	to be assigned
431	109264788	$157,320.60	95.00	30	7	Fixed	154 bps	to be assigned
432	109304287	$ 49,453.61	90.00	0	34	Arm	231 bps	to be assigned
433	109311563	$247,592.19	89.86	0	34	Fixed	154 bps	to be assigned
434	109398362	$206,125.00	85.00	0	30	Arm	231 bps	to be assigned
435	109398370	$254,830.00	85.00	0	30	Arm	231 bps	to be assigned
436	109398479	$144,500.00	85.00	0	30	Arm	231 bps	to be assigned
437	109398537	$315,000.00	90.00	0	34	Arm	231 bps	to be assigned
438	109398586	$263,456.00	85.00	0	30	Arm	231 bps	to be assigned
439	109398602	$119,225.00	95.00	0	37	Arm	231 bps	to be assigned
440	109398628	$331,500.00	85.00	0	30	Arm	231 bps	to be assigned
441	109398651	$292,500.00	90.00	0	34	Arm	231 bps	to be assigned
442	109398669	$344,700.00	90.00	0	34	Arm	231 bps	to be assigned
443	109398677	$ 92,700.00	90.00	0	34	Arm	231 bps	to be assigned
444	109398693	$178,500.00	85.00	0	30	Arm	231 bps	to be assigned
445	109398719	$242,068.00	85.00	0	30	Arm	231 bps	to be assigned
446	109398727	$318,750.00	85.00	0	30	Arm	231 bps	to be assigned
447	109398743	$400,000.00	81.63	0	27	Arm	231 bps	to be assigned
448	109398750	$381,650.00	85.00	0	30	Arm	231 bps	to be assigned
449	109398768	$357,000.00	85.00	0	30	Arm	231 bps	to be assigned
450	109398792	$323,000.00	85.00	0	30	Arm	231 bps	to be assigned
451	109398800	$184,500.00	90.00	0	34	Arm	231 bps	to be assigned
452	109398834	$275,400.00	85.00	0	30	Arm	231 bps	to be assigned
453	109398842	$233,750.00	85.00	0	30	Arm	231 bps	to be assigned
454	109398867	$286,900.00	90.00	0	34	Arm	231 bps	to be assigned
455	109398875	$203,957.00	85.00	0	30	Arm	231 bps	to be assigned
456	109398891	$314,500.00	85.00	0	30	Arm	231 bps	to be assigned
457	109398933	$143,922.00	85.00	0	30	Arm	231 bps	to be assigned
458	109398941	$199,800.00	90.00	0	34	Arm	231 bps	to be assigned
459	109398958	$284,707.00	85.00	0	30	Arm	231 bps	to be assigned
460	109398974	$252,450.00	85.00	0	30	Arm	231 bps	to be assigned
461	109399022	$171,700.00	85.00	0	30	Arm	231 bps	to be assigned
462	109399055	$339,150.00	85.00	0	30	Arm	231 bps	to be assigned
463	109400929	$ 91,610.18	85.00	0	30	Arm	231 bps	to be assigned
464	109400937	$240,386.10	100.00	0	40	Arm	231 bps	to be assigned
465	109400952	$ 72,951.55	86.00	0	31	Arm	231 bps	to be assigned
466	109400986	$161,781.88	100.00	0	40	Arm	231 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

467	109401000	$248,970.39	90.00	0	34	Arm	231 bps	to be assigned
468	109401026	$392,690.01	85.00	0	30	Arm	231 bps	to be assigned
469	109401042	$319,918.42	95.00	0	37	Arm	231 bps	to be assigned
470	109401067	$102,348.71	90.00	0	34	Arm	231 bps	to be assigned
471	109401075	$339,467.93	85.00	0	30	Arm	231 bps	to be assigned
472	109401125	$153,561.67	90.00	0	34	Arm	231 bps	to be assigned
473	109401133	$ 63,603.66	84.93	0	30	Arm	231 bps	to be assigned
474	109401141	$139,993.31	85.00	0	30	Arm	231 bps	to be assigned
475	109401166	$ 64,638.12	90.00	0	34	Arm	231 bps	to be assigned
476	109401174	$ 71,892.79	90.00	0	34	Arm	231 bps	to be assigned
477	109401182	$203,995.81	90.00	0	34	Arm	231 bps	to be assigned
478	109401216	$213,669.15	85.00	0	30	Arm	231 bps	to be assigned
479	109401232	$194,977.15	85.00	0	30	Arm	231 bps	to be assigned
480	109401240	$441,266.08	85.00	0	30	Arm	231 bps	to be assigned
481	109401257	$112,289.82	90.00	0	34	Arm	231 bps	to be assigned
482	109401273	$135,738.01	85.00	0	30	Arm	231 bps	to be assigned
483	109401281	$ 78,488.29	85.00	0	30	Arm	231 bps	to be assigned
484	109401315	$117,050.00	85.00	0	30	Arm	231 bps	to be assigned
485	109401349	$117,986.00	85.00	0	30	Arm	231 bps	to be assigned
486	109401372	$104,811.69	97.67	0	39	Fixed	154 bps	to be assigned
487	109401380	$ 73,650.45	90.00	0	34	Arm	231 bps	to be assigned
488	109401448	$164,641.26	82.50	0	28	Arm	231 bps	to be assigned
489	109401489	$101,739.75	100.00	0	40	Arm	231 bps	to be assigned
490	109401497	$232,295.02	85.00	0	30	Arm	231 bps	to be assigned
491	109401505	$ 86,795.84	85.00	0	30	Arm	231 bps	to be assigned
492	109401521	$132,733.34	98.44	0	40	Fixed	154 bps	to be assigned
493	109401588	$104,300.76	95.00	0	37	Fixed	154 bps	to be assigned
494	109401612	$110,263.32	85.00	0	30	Arm	231 bps	to be assigned
495	109401620	$127,464.78	90.00	0	34	Arm	231 bps	to be assigned
496	109401638	$ 95,916.68	85.00	0	30	Arm	231 bps	to be assigned
497	109401661	$ 73,654.92	90.00	0	34	Arm	231 bps	to be assigned
498	109401695	$132,301.86	94.99	0	37	Arm	231 bps	to be assigned
499	109401711	$ 94,811.32	100.00	0	40	Arm	231 bps	to be assigned
500	109401729	$226,838.00	90.00	0	34	Arm	231 bps	to be assigned
501	109401786	$345,092.60	85.00	0	30	Arm	231 bps	to be assigned
502	109401828	$153,266.60	100.00	0	40	Arm	231 bps	to be assigned
503	109401844	$173,082.62	85.00	0	30	Arm	231 bps	to be assigned
504	109401851	$188,403.36	90.00	0	34	Arm	231 bps	to be assigned
505	109401877	$289,633.41	90.00	0	34	Arm	231 bps	to be assigned
506	109401893	$291,740.23	90.00	0	34	Arm	231 bps	to be assigned
507	109401901	$ 84,761.25	100.00	0	40	Arm	231 bps	to be assigned
508	109401927	$141,865.18	90.00	0	34	Arm	231 bps	to be assigned
509	109401976	$188,597.23	89.57	0	34	Arm	231 bps	to be assigned
510	109402016	$189,594.42	90.00	0	34	Arm	231 bps	to be assigned
511	109402032	$ 89,099.09	100.00	0	40	Arm	231 bps	to be assigned
512	109402040	$164,763.97	89.92	0	34	Fixed	154 bps	to be assigned
513	109402073	$ 82,385.48	100.00	0	40	Arm	231 bps	to be assigned
514	109402099	$157,015.85	85.00	0	30	Arm	231 bps	to be assigned
515	109402123	$193,694.39	90.00	0	34	Arm	231 bps	to be assigned
516	109402131	$ 73,007.38	95.00	0	37	Fixed	154 bps	to be assigned
517	109402149	$390,212.09	85.00	0	30	Arm	231 bps	to be assigned
518	109402164	$330,849.52	85.00	0	30	Arm	231 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

519	109402172	$114,600.12	85.00	0	30	Arm	231 bps	to be assigned
520	109402180	$216,960.95	84.63	0	30	Arm	231 bps	to be assigned
521	109402206	$ 83,187.61	85.00	0	30	Arm	231 bps	to be assigned
522	109402214	$188,803.28	90.00	0	34	Arm	231 bps	to be assigned
523	109402222	$319,545.17	85.00	0	30	Arm	231 bps	to be assigned
524	109402248	$ 47,600.90	100.00	0	40	Fixed	154 bps	to be assigned
525	109402289	$390,522.08	90.00	0	34	Arm	231 bps	to be assigned
526	109402297	$189,682.93	100.00	0	40	Arm	231 bps	to be assigned
527	109402354	$ 65,879.24	100.00	0	40	Fixed	154 bps	to be assigned
528	109402362	$195,038.79	85.00	0	30	Arm	231 bps	to be assigned
529	109402370	$ 41,597.24	85.00	0	30	Arm	231 bps	to be assigned
530	109402412	$ 72,909.38	100.00	0	40	Fixed	154 bps	to be assigned
531	109402461	$217,588.99	85.00	0	30	Arm	231 bps	to be assigned
532	109402487	$232,691.33	85.00	0	30	Arm	231 bps	to be assigned
533	109402503	$168,714.93	95.00	0	37	Arm	231 bps	to be assigned
534	109402511	$131,423.45	85.00	0	30	Arm	231 bps	to be assigned
535	109402578	$228,444.46	89.99	0	34	Arm	231 bps	to be assigned
536	109402651	$179,174.80	98.49	0	40	Arm	231 bps	to be assigned
537	109402669	$208,131.68	97.63	0	39	Arm	231 bps	to be assigned
538	109402693	$113,226.02	90.00	0	34	Arm	231 bps	to be assigned
539	109402701	$ 69,646.13	90.00	0	34	Arm	231 bps	to be assigned
540	109402719	$ 79,282.32	90.00	0	34	Arm	231 bps	to be assigned
541	109402735	$ 80,386.77	90.00	0	34	Arm	231 bps	to be assigned
542	109402750	$149,657.00	100.00	0	40	Arm	231 bps	to be assigned
543	109402768	$177,475.26	90.00	0	34	Arm	231 bps	to be assigned
544	109402784	$206,571.98	90.00	0	34	Arm	231 bps	to be assigned
545	109402792	$161,625.59	82.19	0	27	Arm	231 bps	to be assigned
546	109402800	$346,780.82	90.00	0	34	Arm	231 bps	to be assigned
547	109402818	$ 89,035.64	85.00	0	30	Arm	231 bps	to be assigned
548	109402842	$154,370.32	85.00	0	30	Arm	231 bps	to be assigned
549	109402875	$109,577.23	90.00	0	34	Arm	231 bps	to be assigned
550	109402883	$ 84,320.46	90.00	0	34	Arm	231 bps	to be assigned
551	109402917	$288,047.58	85.00	0	30	Arm	231 bps	to be assigned
552	109402925	$117,299.94	90.00	0	34	Arm	231 bps	to be assigned
553	109402941	$100,856.96	100.00	0	40	Arm	231 bps	to be assigned
554	109402966	$170,757.84	90.00	0	34	Arm	231 bps	to be assigned
555	109403006	$ 54,931.04	100.00	0	40	Arm	231 bps	to be assigned
556	109403030	$ 77,881.16	95.00	0	37	Arm	231 bps	to be assigned
557	109403048	$103,318.17	90.00	0	34	Fixed	154 bps	to be assigned
558	109403089	$ 42,443.33	85.00	0	30	Arm	231 bps	to be assigned
559	109403097	$250,092.28	85.00	0	30	Arm	231 bps	to be assigned
560	109403154	$ 96,129.98	90.00	0	34	Arm	231 bps	to be assigned
561	109403162	$112,271.54	90.00	0	34	Arm	231 bps	to be assigned
562	109403170	$178,803.30	100.00	0	40	Fixed	154 bps	to be assigned
563	109403204	$139,134.05	90.00	0	34	Arm	231 bps	to be assigned
564	109403212	$128,533.32	95.00	0	37	Arm	231 bps	to be assigned
565	109403246	$100,914.18	85.00	0	30	Fixed	154 bps	to be assigned
566	109403279	$274,425.59	100.00	0	40	Arm	231 bps	to be assigned
567	109403295	$ 60,181.47	90.00	0	34	Arm	231 bps	to be assigned
568	109403303	$195,745.96	84.98	0	30	Arm	231 bps	to be assigned
569	109403329	$237,607.90	85.00	0	30	Arm	231 bps	to be assigned
570	109403345	$139,130.49	90.00	0	34	Arm	231 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

571	109403469	$ 59,878.14	100.00	0	40	Arm	231 bps	to be assigned
572	109403519	$395,257.76	90.00	0	34	Arm	231 bps	to be assigned
573	109403527	$131,507.52	90.00	0	34	Arm	231 bps	to be assigned
574	109403550	$135,711.95	84.99	0	30	Arm	231 bps	to be assigned
575	109403584	$162,476.85	90.00	0	34	Arm	231 bps	to be assigned
576	109403592	$246,267.29	90.00	0	34	Arm	231 bps	to be assigned
577	109403626	$151,174.93	90.00	0	34	Arm	231 bps	to be assigned
578	109403642	$211,792.23	84.99	0	30	Arm	231 bps	to be assigned
579	109403659	$267,144.13	85.00	0	30	Arm	231 bps	to be assigned
580	109403691	$ 84,822.45	100.00	0	40	Arm	231 bps	to be assigned
581	109403725	$305,124.41	90.00	0	34	Arm	231 bps	to be assigned
582	109403741	$ 73,233.83	100.00	0	40	Arm	231 bps	to be assigned
583	109403758	$381,456.99	85.00	0	30	Arm	231 bps	to be assigned
584	109403782	$278,880.04	85.00	0	30	Arm	231 bps	to be assigned
585	109403790	$ 64,486.50	95.00	0	37	Arm	231 bps	to be assigned
586	109403816	$ 64,465.06	95.00	0	37	Arm	231 bps	to be assigned
587	109403832	$ 99,737.14	100.00	0	40	Arm	231 bps	to be assigned
588	109403840	$ 97,231.85	100.00	0	40	Arm	231 bps	to be assigned
589	109403873	$157,218.60	90.00	0	34	Fixed	154 bps	to be assigned
590	109403881	$ 48,349.80	85.00	0	30	Arm	231 bps	to be assigned
591	109403899	$ 54,685.11	85.00	0	30	Arm	231 bps	to be assigned
592	109403931	$255,800.58	90.00	0	34	Arm	231 bps	to be assigned
593	109403956	$242,622.58	100.00	0	40	Arm	231 bps	to be assigned
594	109403998	$ 44,942.40	90.00	0	34	Arm	231 bps	to be assigned
595	109404053	$249,636.95	100.00	0	40	Arm	231 bps	to be assigned
596	109404061	$368,780.16	85.00	0	30	Arm	231 bps	to be assigned
597	109404079	$ 59,937.05	95.00	0	37	Arm	231 bps	to be assigned
598	109404103	$ 67,279.55	90.00	0	34	Arm	231 bps	to be assigned
599	109404145	$175,553.23	95.00	0	37	Arm	231 bps	to be assigned
600	109404178	$117,558.28	81.21	0	27	Arm	231 bps	to be assigned
601	109404202	$107,756.31	90.00	0	34	Arm	231 bps	to be assigned
602	109404210	$ 61,065.59	90.00	0	34	Arm	231 bps	to be assigned
603	109404228	$ 94,308.50	90.00	0	34	Arm	231 bps	to be assigned
604	109404251	$171,482.49	85.00	0	30	Fixed	154 bps	to be assigned
605	109404269	$ 87,824.55	85.00	0	30	Arm	231 bps	to be assigned
606	109404285	$174,623.28	100.00	0	40	Arm	231 bps	to be assigned
607	109404293	$ 95,582.42	87.00	0	32	Fixed	154 bps	to be assigned
608	109404319	$ 67,354.71	90.00	0	34	Fixed	154 bps	to be assigned
609	109404343	$103,849.72	100.00	0	40	Arm	231 bps	to be assigned
610	109404368	$ 72,455.00	85.00	0	30	Arm	231 bps	to be assigned
611	109404384	$162,516.45	90.00	0	34	Arm	231 bps	to be assigned
612	109404400	$ 80,667.68	85.00	0	30	Arm	231 bps	to be assigned
613	109404418	$ 77,837.06	100.00	0	40	Arm	231 bps	to be assigned
614	109404459	$264,388.30	86.89	0	31	Arm	231 bps	to be assigned
615	109404467	$207,823.70	85.00	0	30	Arm	231 bps	to be assigned
616	109404509	$137,556.67	90.00	0	34	Fixed	154 bps	to be assigned
617	109404517	$292,543.86	100.00	0	40	Arm	231 bps	to be assigned
618	109404525	$212,125.81	85.00	0	30	Arm	231 bps	to be assigned
619	109404590	$ 61,940.98	85.00	0	30	Arm	231 bps	to be assigned
620	109404665	$ 49,214.24	85.00	0	30	Arm	231 bps	to be assigned
621	109404673	$ 68,347.58	85.00	0	30	Arm	231 bps	to be assigned
622	109404699	$ 66,829.35	90.00	0	34	Arm	231 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

623	109404715	$134,730.91	100.00	0	40	Arm	231 bps	to be assigned
624	109404723	$201,764.18	85.00	0	30	Arm	231 bps	to be assigned
625	109404731	$ 92,885.75	100.00	0	40	Arm	231 bps	to be assigned
626	109404749	$ 39,026.20	85.00	0	30	Fixed	154 bps	to be assigned
627	109404780	$100,870.75	82.11	0	27	Fixed	154 bps	to be assigned
628	109404798	$183,652.72	84.40	0	29	Arm	231 bps	to be assigned
629	109404830	$354,492.51	90.00	0	34	Arm	231 bps	to be assigned
630	109404848	$211,909.23	85.00	0	30	Arm	231 bps	to be assigned
631	109404855	$229,121.25	85.00	0	30	Arm	231 bps	to be assigned
632	109404889	$238,475.14	83.28	0	28	Arm	231 bps	to be assigned
633	109404913	$160,974.84	85.00	0	30	Arm	231 bps	to be assigned
634	109404939	$ 59,398.65	85.00	0	30	Arm	231 bps	to be assigned
635	109404954	$ 72,874.26	83.33	0	28	Fixed	154 bps	to be assigned
636	109404962	$300,791.31	85.00	0	30	Arm	231 bps	to be assigned
637	109405001	$156,845.48	85.00	0	30	Arm	231 bps	to be assigned
638	109405050	$213,765.32	84.92	0	30	Arm	231 bps	to be assigned
639	109405068	$ 73,975.69	90.00	0	34	Arm	231 bps	to be assigned
640	109405076	$ 46,700.31	85.00	0	30	Arm	231 bps	to be assigned
641	109405084	$ 46,700.31	85.00	0	30	Arm	231 bps	to be assigned
642	109405100	$103,339.63	82.80	0	28	Arm	231 bps	to be assigned
643	109405118	$138,421.75	95.00	0	37	Fixed	154 bps	to be assigned
644	109405126	$374,361.32	84.27	0	29	Fixed	154 bps	to be assigned
645	109405191	$ 60,150.54	90.00	0	34	Arm	231 bps	to be assigned
646	109405209	$ 75,883.40	95.00	0	37	Arm	231 bps	to be assigned
647	109405225	$337,522.69	85.00	0	30	Fixed	154 bps	to be assigned
648	109405258	$179,718.31	90.00	0	34	Arm	231 bps	to be assigned
649	109405274	$163,622.19	84.97	0	30	Arm	231 bps	to be assigned
650	109405324	$157,238.48	90.00	0	34	Arm	231 bps	to be assigned
651	109405332	$127,778.96	100.00	0	40	Arm	231 bps	to be assigned
652	109405340	$114,483.76	85.00	0	30	Arm	231 bps	to be assigned
653	109405357	$134,731.92	82.82	0	28	Fixed	154 bps	to be assigned
654	109405399	$195,270.21	95.00	0	37	Arm	231 bps	to be assigned
655	109405415	$348,624.71	97.00	0	39	Fixed	154 bps	to be assigned
656	109405423	$269,478.85	100.00	0	40	Arm	231 bps	to be assigned
657	109405464	$ 98,852.74	90.00	0	34	Fixed	154 bps	to be assigned
658	109405498	$284,615.47	95.00	0	37	Arm	231 bps	to be assigned
659	109405548	$247,149.49	90.00	0	34	Fixed	154 bps	to be assigned
660	109405555	$249,696.01	100.00	0	40	Arm	231 bps	to be assigned
661	109405654	$208,624.74	95.00	0	37	Arm	231 bps	to be assigned
662	109405688	$112,348.20	90.00	0	34	Arm	231 bps	to be assigned
663	109405704	$381,869.85	85.00	0	30	Fixed	154 bps	to be assigned
664	109405779	$164,647.64	100.00	0	40	Arm	231 bps	to be assigned
665	109405795	$234,502.23	89.96	0	34	Arm	231 bps	to be assigned
666	109405811	$159,928.71	90.00	0	34	Arm	231 bps	to be assigned
667	109405878	$167,405.74	84.00	0	29	Arm	231 bps	to be assigned
668	109405928	$264,291.30	100.00	0	40	Arm	231 bps	to be assigned
669	109405936	$251,270.41	95.00	0	37	Arm	231 bps	to be assigned
670	109405944	$143,805.72	90.00	0	34	Arm	231 bps	to be assigned
671	109405951	$105,149.37	90.00	0	34	Fixed	154 bps	to be assigned
672	109405977	$256,098.59	95.00	0	37	Fixed	154 bps	to be assigned
673	109406033	$309,448.79	89.86	0	34	Arm	231 bps	to be assigned
674	109406058	$396,103.32	90.00	0	34	Arm	231 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

675	109406157	$163,530.15	90.00	0	34	Arm	231 bps	to be assigned
676	109406165	$379,311.08	81.72	0	27	Arm	231 bps	to be assigned
677	109406173	$180,086.84	95.00	0	37	Arm	231 bps	to be assigned
678	109406181	$147,756.17	89.70	0	34	Arm	231 bps	to be assigned
679	109406199	$177,680.39	82.79	0	28	Arm	231 bps	to be assigned
680	109406223	$ 91,688.51	90.00	0	34	Arm	231 bps	to be assigned
681	109406249	$118,647.33	90.00	0	34	Arm	231 bps	to be assigned
682	109406264	$199,702.21	100.00	0	40	Arm	231 bps	to be assigned
683	109406272	$249,568.29	100.00	0	40	Fixed	154 bps	to be assigned
684	109406280	$122,182.36	85.00	0	30	Arm	231 bps	to be assigned
685	109406314	$161,781.43	90.00	0	34	Fixed	154 bps	to be assigned
686	109406348	$300,985.94	85.00	0	30	Arm	231 bps	to be assigned
687	109406421	$111,462.90	90.00	0	34	Arm	231 bps	to be assigned
688	109406470	$154,795.07	100.00	0	40	Arm	231 bps	to be assigned
689	109406504	$104,328.16	95.00	0	37	Arm	231 bps	to be assigned
690	109406538	$101,420.82	85.29	0	30	Arm	231 bps	to be assigned
691	109406587	$308,222.03	95.00	0	37	Arm	231 bps	to be assigned
692	109406611	$315,222.96	88.75	0	33	Arm	231 bps	to be assigned
693	109406637	$103,328.42	85.54	0	30	Arm	231 bps	to be assigned
694	109406660	$284,277.19	85.00	0	30	Fixed	154 bps	to be assigned
695	109406702	$322,460.49	85.00	0	30	Arm	231 bps	to be assigned
696	109406736	$101,696.68	85.00	0	30	Arm	231 bps	to be assigned
697	109406751	$170,729.73	90.00	0	34	Arm	231 bps	to be assigned
698	109406769	$427,505.84	90.00	0	34	Arm	231 bps	to be assigned
699	109406850	$226,400.64	90.00	0	34	Fixed	154 bps	to be assigned
700	109406884	$244,423.13	100.00	0	40	Fixed	154 bps	to be assigned
701	109406892	$152,722.14	90.00	0	34	Arm	231 bps	to be assigned
702	109406918	$130,235.00	90.00	0	34	Arm	231 bps	to be assigned
703	109406967	$ 64,388.05	95.00	0	37	Arm	231 bps	to be assigned
704	109406975	$189,121.02	100.00	0	40	Arm	231 bps	to be assigned
705	109407007	$178,808.41	90.00	0	34	Arm	231 bps	to be assigned
706	109407015	$266,432.24	95.00	0	37	Arm	231 bps	to be assigned
707	109407080	$203,839.55	94.99	0	37	Arm	231 bps	to be assigned
708	109407098	$134,472.47	90.00	0	34	Arm	231 bps	to be assigned
709	109407122	$130,192.71	90.00	0	34	Arm	231 bps	to be assigned
710	109407171	$165,531.31	85.00	0	30	Arm	231 bps	to be assigned
711	109407213	$181,819.87	83.11	0	28	Arm	231 bps	to be assigned
712	109407262	$158,913.66	90.00	0	34	Fixed	154 bps	to be assigned
713	109407296	$148,258.23	90.00	0	34	Arm	231 bps	to be assigned
714	109407320	$ 99,370.61	85.00	0	30	Arm	231 bps	to be assigned
715	109407387	$246,220.69	85.00	0	30	Arm	231 bps	to be assigned
716	109407403	$101,913.89	85.00	0	30	Arm	231 bps	to be assigned
717	109407437	$176,363.79	95.00	0	37	Arm	231 bps	to be assigned
718	109407452	$161,220.56	85.00	0	30	Arm	231 bps	to be assigned
719	109407478	$152,714.44	90.00	0	34	Arm	231 bps	to be assigned
720	109407544	$125,396.53	100.00	0	40	Fixed	154 bps	to be assigned
721	109407551	$140,719.68	100.00	0	40	Arm	231 bps	to be assigned
722	109407577	$160,261.03	84.92	0	30	Arm	231 bps	to be assigned
723	109407601	$159,876.76	90.00	0	34	Arm	231 bps	to be assigned
724	109407619	$197,789.56	90.00	0	34	Arm	231 bps	to be assigned
725	109407627	$337,770.52	85.00	0	30	Arm	231 bps	to be assigned
726	109407635	$112,830.06	83.70	0	29	Arm	231 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

727	109407650	$194,994.36	90.00	0	34	Arm	231 bps	to be assigned
728	109407700	$ 67,405.27	90.00	0	34	Arm	231 bps	to be assigned
729	109407726	$219,932.10	85.00	0	30	Arm	231 bps	to be assigned
730	109407734	$167,190.54	85.00	0	30	Fixed	154 bps	to be assigned
731	109407759	$125,657.63	95.00	0	37	Arm	231 bps	to be assigned
732	109407791	$109,872.94	100.00	0	40	Arm	231 bps	to be assigned
733	109407825	$296,510.21	90.00	0	34	Arm	231 bps	to be assigned
734	109407841	$317,540.52	83.68	0	29	Arm	231 bps	to be assigned
735	109407858	$280,144.67	85.00	0	30	Arm	231 bps	to be assigned
736	109407866	$141,791.07	85.00	0	30	Arm	231 bps	to be assigned
737	109407882	$273,283.37	95.00	0	37	Arm	231 bps	to be assigned
738	109407981	$215,762.61	90.00	0	34	Arm	231 bps	to be assigned
739	109408039	$159,121.66	90.00	0	34	Arm	231 bps	to be assigned
740	109408120	$130,345.54	90.00	0	34	Arm	231 bps	to be assigned
741	109408138	$157,011.14	85.00	0	30	Arm	231 bps	to be assigned
742	109408179	$ 76,388.11	90.00	0	34	Fixed	154 bps	to be assigned
743	109408195	$141,122.83	90.00	0	34	Arm	231 bps	to be assigned
744	109408211	$156,545.27	95.00	0	37	Arm	231 bps	to be assigned
745	109408229	$ 58,595.04	85.00	0	30	Arm	231 bps	to be assigned
746	109408245	$251,051.73	94.90	0	37	Arm	231 bps	to be assigned
747	109408294	$110,497.37	90.00	0	34	Arm	231 bps	to be assigned
748	109408302	$139,266.08	90.00	0	34	Arm	231 bps	to be assigned
749	109408310	$ 64,493.57	85.00	0	30	Arm	231 bps	to be assigned
750	109408336	$137,350.65	94.90	0	37	Arm	231 bps	to be assigned
751	109408344	$114,579.00	85.00	0	30	Arm	231 bps	to be assigned
752	109408369	$263,126.84	85.00	0	30	Arm	231 bps	to be assigned
753	109408377	$131,550.35	85.00	0	30	Arm	231 bps	to be assigned
754	109408385	$149,051.03	94.50	0	37	Arm	231 bps	to be assigned
755	109408393	$ 43,307.17	85.00	0	30	Arm	231 bps	to be assigned
756	109408401	$106,111.84	85.00	0	30	Arm	231 bps	to be assigned
757	109408419	$161,119.29	94.90	0	37	Arm	231 bps	to be assigned
758	109408427	$152,787.51	90.00	0	34	Arm	231 bps	to be assigned
759	109408450	$115,807.39	89.23	0	33	Arm	231 bps	to be assigned
760	109408468	$359,440.75	90.00	0	34	Arm	231 bps	to be assigned
761	109408484	$125,702.20	90.00	0	34	Arm	231 bps	to be assigned
762	109408518	$179,285.31	95.00	0	37	Arm	231 bps	to be assigned
763	109408526	$238,100.07	90.00	0	34	Arm	231 bps	to be assigned
764	109408559	$115,422.64	85.00	0	30	Arm	231 bps	to be assigned
765	109408575	$108,763.45	90.00	0	34	Arm	231 bps	to be assigned
766	109408617	$140,061.15	85.00	0	30	Arm	231 bps	to be assigned
767	109408633	$133,720.93	95.00	0	37	Arm	231 bps	to be assigned
768	109408641	$222,978.55	95.00	0	37	Arm	231 bps	to be assigned
769	109408666	$269,671.70	90.00	0	34	Arm	231 bps	to be assigned
770	109408732	$147,918.11	90.00	0	34	Arm	231 bps	to be assigned
771	109408765	$ 60,243.49	90.00	0	34	Arm	231 bps	to be assigned
772	109408799	$230,096.00	90.00	0	34	Arm	231 bps	to be assigned
773	109408823	$234,728.04	100.00	0	40	Arm	231 bps	to be assigned
774	109408849	$346,178.76	95.00	0	37	Arm	231 bps	to be assigned
775	109408880	$265,421.42	85.00	0	30	Fixed	154 bps	to be assigned
776	109408906	$143,690.21	90.00	0	34	Arm	231 bps	to be assigned
777	109408914	$112,265.01	90.00	0	34	Arm	231 bps	to be assigned
778	109408922	$112,831.02	95.00	0	37	Arm	231 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

779	109408930	$ 65,956.78	89.86	0	34	Fixed	154 bps	to be assigned
780	109409029	$152,806.17	85.00	0	30	Fixed	154 bps	to be assigned
781	109409052	$215,623.33	84.71	0	30	Arm	231 bps	to be assigned
782	109409094	$111,420.09	90.00	0	34	Arm	231 bps	to be assigned
783	109409102	$121,248.77	90.00	0	34	Arm	231 bps	to be assigned
784	109409110	$223,876.84	85.00	0	30	Arm	231 bps	to be assigned
785	109409185	$144,141.86	85.00	0	30	Arm	231 bps	to be assigned
786	109409243	$398,916.96	85.00	0	30	Arm	231 bps	to be assigned
787	109409326	$135,339.29	85.00	0	30	Arm	231 bps	to be assigned
788	109409334	$125,688.32	100.00	0	40	Arm	231 bps	to be assigned
789	109409367	$242,623.48	90.00	0	34	Arm	231 bps	to be assigned
790	109409391	$254,220.90	100.00	0	40	Arm	231 bps	to be assigned
791	109409409	$237,960.32	90.00	0	34	Arm	231 bps	to be assigned
792	109409433	$134,725.85	90.00	0	34	Fixed	154 bps	to be assigned
793	109409490	$256,106.48	95.00	0	37	Arm	231 bps	to be assigned
794	109409508	$111,844.55	82.96	0	28	Arm	231 bps	to be assigned
795	109409623	$122,205.72	90.00	0	34	Fixed	154 bps	to be assigned
796	109409631	$312,432.54	91.79	0	35	Fixed	154 bps	to be assigned
797	109409680	$107,847.05	90.00	0	34	Fixed	154 bps	to be assigned
798	109409698	$424,007.19	80.91	0	26	Arm	231 bps	to be assigned
799	109409763	$177,251.61	84.93	0	30	Arm	231 bps	to be assigned
800	109409797	$204,909.32	90.00	0	34	Arm	231 bps	to be assigned
801	109409813	$229,095.89	85.00	0	30	Arm	231 bps	to be assigned
802	109409847	$135,747.22	90.00	0	34	Arm	231 bps	to be assigned
803	109409854	$227,624.39	95.00	0	37	Arm	231 bps	to be assigned
804	109409862	$148,507.83	85.00	0	30	Arm	231 bps	to be assigned
805	109409888	$ 91,841.11	83.64	0	29	Arm	231 bps	to be assigned
806	109409953	$143,815.33	84.71	0	30	Arm	231 bps	to be assigned
807	109410050	$215,596.88	90.00	0	34	Arm	231 bps	to be assigned
808	109410092	$206,658.98	86.25	0	31	Arm	231 bps	to be assigned
809	109410209	$220,136.73	90.00	0	34	Arm	231 bps	to be assigned
810	109410225	$216,372.03	89.94	0	34	Arm	231 bps	to be assigned
811	109410258	$176,744.24	94.40	0	37	Fixed	154 bps	to be assigned
812	109410266	$309,556.56	84.93	0	30	Arm	231 bps	to be assigned
813	109410357	$377,334.40	90.00	0	34	Fixed	154 bps	to be assigned
814	109410431	$157,245.17	90.00	0	34	Fixed	154 bps	to be assigned
815	109410449	$351,954.52	91.82	0	35	Arm	231 bps	to be assigned
816	109410464	$165,652.73	95.00	0	37	Fixed	154 bps	to be assigned
817	109410472	$310,014.09	90.00	0	34	Arm	231 bps	to be assigned
818	109410480	$269,597.99	100.00	0	40	Arm	231 bps	to be assigned
819	109410555	$258,731.55	85.00	0	30	Fixed	154 bps	to be assigned
820	109410589	$183,297.52	85.00	0	30	Fixed	154 bps	to be assigned
821	109410621	$205,373.85	85.00	0	30	Arm	231 bps	to be assigned
822	109410688	$ 89,839.96	81.82	0	27	Arm	231 bps	to be assigned
823	109410704	$291,738.93	94.97	0	37	Arm	231 bps	to be assigned
824	109410712	$246,917.26	90.00	0	34	Arm	231 bps	to be assigned
825	109410738	$399,188.22	93.02	0	36	Arm	231 bps	to be assigned
826	109410787	$233,480.04	85.00	0	30	Arm	231 bps	to be assigned
827	109410803	$265,455.48	95.00	0	37	Arm	231 bps	to be assigned
828	109410845	$121,847.03	87.14	0	32	Arm	231 bps	to be assigned
829	109410860	$134,643.06	89.40	0	33	Arm	231 bps	to be assigned
830	109410886	$184,695.23	100.00	0	40	Arm	231 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

831	109410951	$200,446.59	89.33	0	33	Arm	231 bps	to be assigned
832	109410977	$137,346.28	95.00	0	37	Arm	231 bps	to be assigned
833	109411025	$197,673.81	82.50	0	28	Arm	231 bps	to be assigned
834	109411058	$300,958.68	95.00	0	37	Arm	231 bps	to be assigned
835	109411090	$116,801.86	90.00	0	34	Arm	231 bps	to be assigned
836	109411132	$250,607.20	89.96	0	34	Arm	231 bps	to be assigned
837	109411165	$127,666.85	84.21	0	29	Arm	231 bps	to be assigned
838	109411173	$ 94,259.44	89.14	0	33	Fixed	154 bps	to be assigned
839	109411223	$241,827.57	85.00	0	30	Arm	231 bps	to be assigned
840	109411272	$259,635.48	84.97	0	30	Arm	231 bps	to be assigned
841	109411280	$131,857.27	95.00	0	37	Arm	231 bps	to be assigned
842	109411322	$251,577.43	90.00	0	34	Arm	231 bps	to be assigned
843	109411330	$207,525.20	95.00	0	37	Arm	231 bps	to be assigned
844	109411348	$215,666.80	90.00	0	34	Arm	231 bps	to be assigned
845	109411363	$121,329.65	90.00	0	34	Arm	231 bps	to be assigned
846	109411462	$191,974.98	86.60	0	31	Arm	231 bps	to be assigned
847	109411470	$369,390.45	88.10	0	32	Fixed	154 bps	to be assigned
848	109411553	$161,207.21	85.00	0	30	Arm	231 bps	to be assigned
849	109411561	$149,752.88	83.33	0	28	Fixed	154 bps	to be assigned
850	109411611	$227,606.28	87.69	0	32	Arm	231 bps	to be assigned
851	109411629	$283,032.96	90.00	0	34	Fixed	154 bps	to be assigned
852	109411678	$129,925.23	95.00	0	37	Arm	231 bps	to be assigned
853	109411694	$363,951.84	90.00	0	34	Arm	231 bps	to be assigned
854	109411736	$244,627.84	94.23	0	37	Fixed	154 bps	to be assigned
855	109411785	$198,573.90	82.86	0	28	Fixed	154 bps	to be assigned
856	109411868	$269,555.19	87.10	0	32	Fixed	154 bps	to be assigned
857	109411975	$289,483.46	86.57	0	31	Fixed	154 bps	to be assigned
858	109412015	$230,472.06	87.17	0	32	Arm	231 bps	to be assigned
859	109412098	$117,990.59	85.00	0	30	Arm	231 bps	to be assigned
860	109412122	$207,553.44	89.66	0	34	Fixed	154 bps	to be assigned
861	109412130	$373,394.68	88.20	0	32	Arm	231 bps	to be assigned
862	109412148	$381,913.19	85.00	0	30	Arm	231 bps	to be assigned
863	109412155	$175,390.21	95.00	0	37	Arm	231 bps	to be assigned
864	109412171	$ 70,673.61	88.75	0	33	Arm	231 bps	to be assigned
865	109412296	$ 54,300.24	85.00	0	30	Arm	231 bps	to be assigned
866	109412338	$243,765.10	85.00	0	30	Arm	231 bps	to be assigned
867	109412346	$ 32,231.16	85.00	0	30	Fixed	154 bps	to be assigned
868	109412379	$ 99,242.95	85.00	0	30	Fixed	154 bps	to be assigned
869	109412395	$ 95,888.90	100.00	0	40	Fixed	154 bps	to be assigned
870	109412403	$341,853.28	85.00	0	30	Fixed	154 bps	to be assigned
871	109412411	$ 47,658.95	90.00	0	34	Fixed	154 bps	to be assigned
872	109412445	$215,600.36	90.00	0	34	Arm	231 bps	to be assigned
873	109412478	$ 98,902.02	90.00	0	34	Arm	231 bps	to be assigned
874	109412494	$ 80,816.36	90.00	0	34	Arm	231 bps	to be assigned
875	109412510	$132,421.47	100.00	0	40	Fixed	154 bps	to be assigned
876	109412528	$165,407.24	90.00	0	34	Arm	231 bps	to be assigned
877	109412601	$ 57,535.78	83.80	0	29	Arm	231 bps	to be assigned
878	109412650	$147,795.18	85.00	0	30	Arm	231 bps	to be assigned
879	109412676	$123,867.64	90.00	0	34	Arm	231 bps	to be assigned
880	109412726	$ 40,464.41	90.00	0	34	Arm	231 bps	to be assigned
881	109412775	$ 98,863.97	90.00	0	34	Arm	231 bps	to be assigned
882	109412783	$ 72,162.15	85.00	0	30	Arm	231 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

883	109412817	$ 71,456.55	90.00	0	34	Arm	231 bps	to be assigned
884	109412833	$ 61,117.59	85.00	0	30	Fixed	154 bps	to be assigned
885	109412858	$ 62,803.49	85.00	0	30	Fixed	154 bps	to be assigned
886	109412882	$ 78,935.00	85.00	0	30	Arm	231 bps	to be assigned
887	109412890	$ 77,310.61	90.00	0	34	Fixed	154 bps	to be assigned
888	109412908	$161,758.79	90.00	0	34	Arm	231 bps	to be assigned
889	109412932	$128,223.17	85.00	0	30	Arm	231 bps	to be assigned
890	109412973	$125,205.69	95.00	0	37	Arm	231 bps	to be assigned
891	109412981	$119,878.95	100.00	0	40	Arm	231 bps	to be assigned
892	109412999	$ 76,412.56	90.00	0	34	Arm	231 bps	to be assigned
893	109413047	$ 99,252.11	85.00	0	30	Arm	231 bps	to be assigned
894	109413070	$181,681.64	91.92	0	35	Fixed	154 bps	to be assigned
895	109413096	$110,815.00	84.09	0	29	Arm	231 bps	to be assigned
896	109413138	$279,632.72	95.00	0	37	Arm	231 bps	to be assigned
897	109413153	$202,631.97	100.00	0	40	Arm	231 bps	to be assigned
898	109413161	$106,922.04	90.00	0	34	Arm	231 bps	to be assigned
899	109413179	$168,813.64	95.00	0	37	Arm	231 bps	to be assigned
900	109413229	$143,651.12	90.00	0	34	Arm	231 bps	to be assigned
901	109413252	$155,338.42	85.00	0	30	Arm	231 bps	to be assigned
902	109413286	$194,445.96	95.00	0	37	Arm	231 bps	to be assigned
903	109413328	$142,972.32	81.80	0	27	Arm	231 bps	to be assigned
904	109413336	$157,022.78	85.00	0	30	Arm	231 bps	to be assigned
905	109413344	$194,679.39	100.00	0	40	Arm	231 bps	to be assigned
906	109413377	$169,669.64	87.18	0	32	Arm	231 bps	to be assigned
907	109413385	$152,781.14	90.00	0	34	Arm	231 bps	to be assigned
908	109413393	$172,641.29	93.51	0	36	Arm	231 bps	to be assigned
909	109413419	$215,644.15	90.00	0	34	Arm	231 bps	to be assigned
910	109413427	$142,175.28	95.00	0	37	Arm	231 bps	to be assigned
911	109413435	$151,721.49	95.00	0	37	Arm	231 bps	to be assigned
912	109413468	$152,767.59	85.00	0	30	Arm	231 bps	to be assigned
913	109413492	$129,450.02	90.00	0	34	Arm	231 bps	to be assigned
914	109413526	$ 63,618.48	85.00	0	30	Arm	231 bps	to be assigned
915	109413559	$109,619.45	90.00	0	34	Arm	231 bps	to be assigned
916	109413575	$185,990.66	90.00	0	34	Arm	231 bps	to be assigned
917	109413591	$104,872.33	84.00	0	29	Arm	231 bps	to be assigned
918	109413609	$126,479.11	85.00	0	30	Arm	231 bps	to be assigned
919	109413682	$ 89,827.07	90.00	0	34	Arm	231 bps	to be assigned
920	109413724	$112,252.15	90.00	0	34	Arm	231 bps	to be assigned
921	109413773	$ 89,174.80	85.00	0	30	Arm	231 bps	to be assigned
922	109413799	$ 28,443.70	85.00	0	30	Arm	231 bps	to be assigned
923	109413831	$ 80,649.77	95.00	0	37	Arm	231 bps	to be assigned
924	109413872	$130,341.30	90.00	0	34	Arm	231 bps	to be assigned
925	109413906	$152,793.56	90.00	0	34	Arm	231 bps	to be assigned
926	109413922	$388,720.35	85.00	0	30	Arm	231 bps	to be assigned
927	109414045	$ 60,250.57	85.00	0	30	Arm	231 bps	to be assigned
928	109414078	$ 95,082.68	85.00	0	30	Arm	231 bps	to be assigned
929	109414094	$ 60,720.79	95.00	0	37	Arm	231 bps	to be assigned
930	109414110	$ 97,028.85	90.00	0	34	Arm	231 bps	to be assigned
931	109414136	$143,475.32	85.00	0	30	Arm	231 bps	to be assigned
932	109414227	$186,794.51	85.00	0	30	Arm	231 bps	to be assigned
933	109414318	$ 88,213.24	95.00	0	37	Arm	231 bps	to be assigned
934	109414367	$214,588.43	90.00	0	34	Arm	231 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

935	109414383	$137,556.87	95.00	0	37	Arm	231 bps	to be assigned
936	109414417	$110,122.67	90.00	0	34	Arm	231 bps	to be assigned
937	109414474	$ 97,058.67	90.00	0	34	Arm	231 bps	to be assigned
938	109414532	$ 96,148.99	90.00	0	34	Arm	231 bps	to be assigned
939	109414581	$131,481.96	85.00	0	30	Arm	231 bps	to be assigned
940	109414599	$ 35,972.76	90.00	0	34	Arm	231 bps	to be assigned
941	109414615	$ 73,063.75	95.00	0	37	Arm	231 bps	to be assigned
942	109414649	$138,469.68	95.00	0	37	Arm	231 bps	to be assigned
943	109414730	$341,470.04	85.63	0	30	Arm	231 bps	to be assigned
944	109414755	$237,612.53	85.00	0	30	Arm	231 bps	to be assigned
945	109414771	$360,416.12	90.31	0	34	Fixed	154 bps	to be assigned
946	109414789	$296,501.97	90.00	0	34	Arm	231 bps	to be assigned
947	109414797	$342,065.54	81.00	0	26	Arm	231 bps	to be assigned
948	109414805	$259,571.66	83.87	0	29	Arm	231 bps	to be assigned
949	109414813	$108,825.14	84.50	0	29	Arm	231 bps	to be assigned
950	109414821	$113,222.34	88.92	0	33	Arm	231 bps	to be assigned
951	109414839	$ 98,811.62	90.00	0	34	Arm	231 bps	to be assigned
952	109414888	$215,449.79	83.08	0	28	Fixed	154 bps	to be assigned
953	109414896	$262,588.42	100.00	0	40	Arm	231 bps	to be assigned
954	109414904	$213,446.68	95.00	0	37	Arm	231 bps	to be assigned
955	109414912	$224,661.26	89.29	0	33	Arm	231 bps	to be assigned
956	109414946	$148,313.80	90.00	0	34	Arm	231 bps	to be assigned
957	109414961	$ 87,841.99	85.44	0	30	Arm	231 bps	to be assigned
958	109414979	$282,525.46	89.84	0	34	Arm	231 bps	to be assigned
959	109414995	$146,007.41	95.00	0	37	Arm	231 bps	to be assigned
960	109415158	$312,128.30	95.00	0	37	Arm	231 bps	to be assigned
961	109415166	$323,461.72	90.00	0	34	Arm	231 bps	to be assigned
962	109415174	$293,950.37	95.00	0	37	Arm	231 bps	to be assigned
963	109415208	$180,202.64	95.00	0	37	Arm	231 bps	to be assigned
964	109415224	$193,181.21	90.00	0	34	Arm	231 bps	to be assigned
965	109415240	$197,693.19	90.00	0	34	Fixed	154 bps	to be assigned
966	109415281	$237,035.93	93.12	0	36	Arm	231 bps	to be assigned
967	109415299	$322,463.67	95.00	0	37	Arm	231 bps	to be assigned
968	109415307	$258,944.13	95.00	0	37	Arm	231 bps	to be assigned
969	109415315	$272,132.36	100.00	0	40	Arm	231 bps	to be assigned
970	109415372	$345,347.99	84.39	0	29	Arm	231 bps	to be assigned
971	109415406	$309,603.28	100.00	0	40	Arm	231 bps	to be assigned
972	109415448	$258,811.01	85.00	0	30	Arm	231 bps	to be assigned
973	109415463	$143,683.76	90.00	0	34	Arm	231 bps	to be assigned
974	109415497	$209,344.91	90.00	0	34	Arm	231 bps	to be assigned
975	109415505	$273,307.69	85.00	0	30	Arm	231 bps	to be assigned
976	109415521	$137,577.28	95.00	0	37	Arm	231 bps	to be assigned
977	109415539	$114,644.75	85.00	0	30	Arm	231 bps	to be assigned
978	109415562	$216,296.36	85.00	0	30	Arm	231 bps	to be assigned
979	109415570	$ 79,947.60	90.00	0	34	Arm	231 bps	to be assigned
980	109415596	$157,038.26	82.55	0	28	Arm	231 bps	to be assigned
981	109415620	$140,164.57	90.00	0	34	Arm	231 bps	to be assigned
982	109415695	$131,623.66	85.00	0	30	Fixed	154 bps	to be assigned
983	109415737	$131,821.91	88.00	0	32	Fixed	154 bps	to be assigned
984	109415745	$ 69,910.41	89.74	0	34	Arm	231 bps	to be assigned
985	109415778	$103,373.88	90.00	0	34	Arm	231 bps	to be assigned
986	109415794	$117,727.92	90.00	0	34	Arm	231 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

987	109415810	$ 63,678.12	85.00	0	30	Fixed	154 bps	to be assigned
988	109415844	$ 93,854.34	89.10	0	33	Arm	231 bps	to be assigned
989	109415901	$102,333.48	90.00	0	34	Arm	231 bps	to be assigned
990	109415919	$127,108.55	95.00	0	37	Arm	231 bps	to be assigned
991	109415950	$168,022.73	90.00	0	34	Arm	231 bps	to be assigned
992	109416008	$ 33,880.35	85.00	0	30	Arm	231 bps	to be assigned
993	109416016	$100,671.00	90.00	0	34	Fixed	154 bps	to be assigned
994	109416024	$103,329.83	90.00	0	34	Arm	231 bps	to be assigned
995	109416040	$129,829.77	85.00	0	30	Arm	231 bps	to be assigned
996	109416057	$189,168.02	85.00	0	30	Arm	231 bps	to be assigned
997	109416131	$104,317.77	95.00	0	37	Arm	231 bps	to be assigned
998	109416149	$ 93,402.47	85.00	0	30	Arm	231 bps	to be assigned
999	109416206	$ 64,907.76	100.00	0	40	Arm	231 bps	to be assigned
1000	109416222	$ 80,626.11	95.00	0	37	Arm	231 bps	to be assigned
1001	109416305	$ 53,466.19	90.00	0	34	Arm	231 bps	to be assigned
1002	109416339	$191,318.03	95.00	0	37	Arm	231 bps	to be assigned
1003	109416362	$292,084.94	90.00	0	34	Arm	231 bps	to be assigned
1004	109416412	$ 46,682.31	85.00	0	30	Arm	231 bps	to be assigned
1005	109416420	$283,560.89	95.00	0	37	Arm	231 bps	to be assigned
1006	109416438	$128,548.26	90.00	0	34	Arm	231 bps	to be assigned
1007	109416446	$190,127.98	90.00	0	34	Arm	231 bps	to be assigned
1008	109416453	$168,252.77	90.00	0	34	Arm	231 bps	to be assigned
1009	109416461	$193,553.55	85.00	0	30	Arm	231 bps	to be assigned
1010	109416479	$190,542.57	90.00	0	34	Arm	231 bps	to be assigned
1011	109416503	$ 78,109.49	85.00	0	30	Arm	231 bps	to be assigned
1012	109416537	$202,230.10	90.00	0	34	Arm	231 bps	to be assigned
1013	109416552	$317,502.34	90.86	0	34	Fixed	154 bps	to be assigned
1014	109416578	$278,604.87	100.00	0	40	Arm	231 bps	to be assigned
1015	109416602	$270,303.96	95.00	0	37	Arm	231 bps	to be assigned
1016	109416628	$142,072.31	90.00	0	34	Arm	231 bps	to be assigned
1017	109416636	$ 73,817.01	90.00	0	34	Arm	231 bps	to be assigned
1018	109416651	$207,657.32	83.20	0	28	Arm	231 bps	to be assigned
1019	109416693	$161,779.65	100.00	0	40	Arm	231 bps	to be assigned
1020	109416735	$249,624.02	88.45	0	33	Arm	231 bps	to be assigned
1021	109416743	$117,856.21	100.00	0	40	Arm	231 bps	to be assigned
1022	109416750	$116,864.88	90.00	0	34	Arm	231 bps	to be assigned
1023	109416776	$101,024.20	85.00	0	30	Arm	231 bps	to be assigned
1024	109416784	$ 95,498.39	86.91	0	31	Arm	231 bps	to be assigned
1025	109416891	$207,684.07	80.93	0	26	Arm	231 bps	to be assigned
1026	109416925	$156,770.86	100.00	0	40	Arm	231 bps	to be assigned
1027	109416966	$298,728.17	95.00	0	37	Arm	231 bps	to be assigned
1028	109416974	$337,471.42	85.00	0	30	Arm	231 bps	to be assigned
1029	109417006	$158,774.82	100.00	0	40	Arm	231 bps	to be assigned
1030	109417014	$152,793.56	85.00	0	30	Arm	231 bps	to be assigned
1031	109417022	$284,531.40	95.00	0	37	Arm	231 bps	to be assigned
1032	109417048	$260,535.93	90.00	0	34	Arm	231 bps	to be assigned
1033	109417055	$128,068.05	95.00	0	37	Arm	231 bps	to be assigned
1034	109417071	$266,428.59	100.00	0	40	Arm	231 bps	to be assigned
1035	109417105	$374,602.00	95.00	0	37	Fixed	154 bps	to be assigned
1036	109417113	$349,483.21	90.00	0	34	Arm	231 bps	to be assigned
1037	109417139	$300,664.51	95.00	0	37	Arm	231 bps	to be assigned
1038	109417147	$350,427.56	90.00	0	34	Fixed	154 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

1039	109417154	$234,612.85	100.00	0	40	Arm	231 bps	to be assigned
1040	109417170	$322,442.23	95.00	0	37	Arm	231 bps	to be assigned
1041	109417196	$119,652.93	85.00	0	30	Fixed	154 bps	to be assigned
1042	109417246	$391,427.48	90.00	0	34	Fixed	154 bps	to be assigned
1043	109417261	$161,798.94	90.00	0	34	Fixed	154 bps	to be assigned
1044	109417279	$215,651.79	90.00	0	34	Arm	231 bps	to be assigned
1045	109417295	$370,058.47	90.00	0	34	Arm	231 bps	to be assigned
1046	109417402	$301,659.09	95.00	0	37	Fixed	154 bps	to be assigned
1047	109417428	$139,300.46	90.00	0	34	Arm	231 bps	to be assigned
1048	109417436	$250,304.15	85.00	0	30	Fixed	154 bps	to be assigned
1049	109417444	$134,835.52	100.00	0	40	Fixed	154 bps	to be assigned
1050	109417469	$156,904.84	90.00	0	34	Fixed	154 bps	to be assigned
1051	109417501	$264,622.26	100.00	0	40	Arm	231 bps	to be assigned
1052	109417535	$268,606.70	100.00	0	40	Arm	231 bps	to be assigned
1053	109417543	$395,329.43	90.00	0	34	Fixed	154 bps	to be assigned
1054	109417550	$273,977.72	90.00	0	34	Fixed	154 bps	to be assigned
1055	109417576	$289,765.24	95.00	0	37	Arm	231 bps	to be assigned
1056	109417592	$377,626.87	85.00	0	30	Fixed	154 bps	to be assigned
1057	109417626	$ 95,882.51	85.00	0	30	Arm	231 bps	to be assigned
1058	109417634	$169,717.71	85.00	0	30	Arm	231 bps	to be assigned
1059	109417642	$185,561.19	84.55	0	30	Arm	231 bps	to be assigned
1060	109417667	$430,799.05	90.00	0	34	Arm	231 bps	to be assigned
1061	109417683	$283,731.67	90.00	0	34	Arm	231 bps	to be assigned
1062	109417691	$331,217.63	89.73	0	34	Arm	231 bps	to be assigned
1063	109417717	$287,071.92	100.00	0	40	Fixed	154 bps	to be assigned
1064	109417725	$211,218.08	90.00	0	34	Arm	231 bps	to be assigned
1065	109417766	$ 85,358.03	95.00	0	37	Arm	231 bps	to be assigned
1066	109417774	$ 98,836.88	90.00	0	34	Fixed	154 bps	to be assigned
1067	109417790	$161,231.59	95.00	0	37	Arm	231 bps	to be assigned
1068	109417824	$108,957.81	95.00	0	37	Arm	231 bps	to be assigned
1069	109417964	$ 92,607.48	90.00	0	34	Arm	231 bps	to be assigned
1070	109418020	$126,086.30	85.00	0	30	Arm	231 bps	to be assigned
1071	109418046	$ 54,350.08	85.00	0	30	Fixed	154 bps	to be assigned
1072	109418095	$199,575.86	95.00	0	37	Fixed	154 bps	to be assigned
1073	109418152	$ 30,572.76	85.00	0	30	Fixed	154 bps	to be assigned
1074	109418186	$311,499.27	85.00	0	30	Arm	231 bps	to be assigned
1075	109418210	$ 55,722.78	90.00	0	34	Fixed	154 bps	to be assigned
1076	109418228	$106,056.77	88.50	0	33	Fixed	154 bps	to be assigned
1077	109418236	$ 62,930.92	90.00	0	34	Arm	231 bps	to be assigned
1078	109418251	$ 70,115.32	85.00	0	30	Arm	231 bps	to be assigned
1079	109418269	$123,830.17	85.00	0	30	Arm	231 bps	to be assigned
1080	109418368	$258,784.99	95.00	0	37	Arm	231 bps	to be assigned
1081	109418392	$122,117.45	90.00	0	34	Arm	231 bps	to be assigned
1082	109418400	$ 96,900.92	80.83	0	26	Arm	231 bps	to be assigned
1083	109418434	$127,570.99	83.59	0	29	Arm	231 bps	to be assigned
1084	109418525	$204,605.47	85.00	0	30	Arm	231 bps	to be assigned
1085	109418533	$166,096.18	90.00	0	34	Arm	231 bps	to be assigned
1086	109418541	$154,745.16	100.00	0	40	Arm	231 bps	to be assigned
1087	109418558	$169,733.84	90.00	0	34	Arm	231 bps	to be assigned
1088	109418566	$218,164.78	95.00	0	37	Arm	231 bps	to be assigned
1089	109418590	$145,564.95	90.00	0	34	Arm	231 bps	to be assigned
1090	109418632	$116,483.00	95.00	0	37	Arm	231 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

1091	109418640	$192,576.88	95.00	0	37	Arm	231 bps	to be assigned
1092	109418657	$174,749.66	89.74	0	34	Arm	231 bps	to be assigned
1093	109418673	$164,754.31	100.00	0	40	Arm	231 bps	to be assigned
1094	109418681	$252,027.93	90.00	0	34	Arm	231 bps	to be assigned
1095	109418699	$141,674.65	90.00	0	34	Arm	231 bps	to be assigned
1096	109418707	$160,315.68	95.00	0	37	Arm	231 bps	to be assigned
1097	109418715	$134,754.19	90.00	0	34	Arm	231 bps	to be assigned
1098	109418723	$203,724.77	85.00	0	30	Fixed	154 bps	to be assigned
1099	109418731	$201,960.78	85.00	0	30	Fixed	154 bps	to be assigned
1100	109418749	$144,341.20	85.00	0	30	Arm	231 bps	to be assigned
1101	109418780	$186,704.44	85.00	0	30	Arm	231 bps	to be assigned
1102	109418798	$134,782.36	90.00	0	34	Arm	231 bps	to be assigned
1103	109418806	$ 94,865.19	100.00	0	40	Arm	231 bps	to be assigned
1104	109418822	$127,827.30	86.49	0	31	Arm	231 bps	to be assigned
1105	109418830	$144,761.59	100.00	0	40	Arm	231 bps	to be assigned
1106	109418848	$128,839.88	89.90	0	34	Arm	231 bps	to be assigned
1107	109418863	$178,223.41	83.02	0	28	Arm	231 bps	to be assigned
1108	109418871	$151,761.95	95.00	0	37	Arm	231 bps	to be assigned
1109	109418897	$195,285.16	85.00	0	30	Arm	231 bps	to be assigned
1110	109418939	$189,741.57	84.44	0	29	Arm	231 bps	to be assigned
1111	109418954	$152,774.45	90.00	0	34	Arm	231 bps	to be assigned
1112	109418970	$114,656.20	85.00	0	30	Arm	231 bps	to be assigned
1113	109418988	$219,691.56	80.59	0	26	Arm	231 bps	to be assigned
1114	109418996	$188,745.51	90.00	0	34	Arm	231 bps	to be assigned
1115	109419010	$220,087.68	84.81	0	30	Arm	231 bps	to be assigned
1116	109419028	$143,939.41	95.00	0	37	Arm	231 bps	to be assigned
1117	109419051	$302,324.14	100.00	0	40	Arm	231 bps	to be assigned
1118	109419077	$137,447.94	85.00	0	30	Arm	231 bps	to be assigned
1119	109419119	$305,544.38	90.00	0	34	Arm	231 bps	to be assigned
1120	109419135	$187,819.92	95.00	0	37	Arm	231 bps	to be assigned
1121	109419176	$229,174.99	85.00	0	30	Arm	231 bps	to be assigned
1122	109419200	$267,501.11	95.00	0	37	Fixed	154 bps	to be assigned
1123	109419275	$ 97,597.02	85.00	0	30	Arm	231 bps	to be assigned
1124	109419309	$319,468.65	88.89	0	33	Fixed	154 bps	to be assigned
1125	109419341	$142,963.26	84.73	0	30	Fixed	154 bps	to be assigned
1126	109419408	$115,791.73	89.23	0	33	Arm	231 bps	to be assigned
1127	109419465	$ 66,889.61	84.81	0	30	Fixed	154 bps	to be assigned
1128	109419473	$168,852.14	85.00	0	30	Arm	231 bps	to be assigned
1129	109419531	$264,563.43	100.00	0	40	Arm	231 bps	to be assigned
1130	109419648	$103,560.07	85.00	0	30	Arm	231 bps	to be assigned
1131	109419655	$239,642.65	80.54	0	26	Arm	231 bps	to be assigned
1132	109419663	$178,205.76	85.00	0	30	Fixed	154 bps	to be assigned
1133	109419697	$449,295.78	84.11	0	29	Fixed	154 bps	to be assigned
1134	109419721	$373,470.35	85.00	0	30	Arm	231 bps	to be assigned
1135	109419739	$170,744.88	90.00	0	34	Arm	231 bps	to be assigned
1136	109419754	$127,900.29	95.00	0	37	Arm	231 bps	to be assigned
1137	109419762	$323,516.62	90.00	0	34	Fixed	154 bps	to be assigned
1138	109419796	$174,623.68	87.50	0	32	Fixed	154 bps	to be assigned
1139	109419804	$190,965.24	85.00	0	30	Fixed	154 bps	to be assigned
1140	109419820	$366,836.57	90.00	0	34	Arm	231 bps	to be assigned
1141	109419879	$341,566.77	95.00	0	37	Arm	231 bps	to be assigned
1142	109419929	$283,032.96	90.00	0	34	Fixed	154 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

1143	109419945	$111,461.05	89.60	0	34	Fixed	154 bps	to be assigned
1144	109419986	$195,236.23	85.00	0	30	Fixed	154 bps	to be assigned
1145	109420067	$210,701.20	89.79	0	34	Fixed	154 bps	to be assigned
1146	109420133	$280,090.63	85.00	0	30	Arm	231 bps	to be assigned
1147	109420141	$302,528.64	95.00	0	37	Arm	231 bps	to be assigned
1148	109420190	$327,511.62	89.62	0	34	Fixed	154 bps	to be assigned
1149	109420208	$189,768.97	89.62	0	34	Fixed	154 bps	to be assigned
1150	109420257	$381,869.85	82.26	0	28	Arm	231 bps	to be assigned
1151	109420299	$247,072.60	90.00	0	34	Fixed	154 bps	to be assigned
1152	109420323	$247,848.51	85.00	0	30	Arm	231 bps	to be assigned
1153	109420380	$426,776.08	90.00	0	34	Fixed	154 bps	to be assigned
1154	109420398	$242,519.59	90.00	0	34	Arm	231 bps	to be assigned
1155	109420489	$281,536.33	84.18	0	29	Fixed	154 bps	to be assigned
1156	109420497	$315,405.63	90.00	0	34	Fixed	154 bps	to be assigned
1157	109420539	$383,567.06	85.00	0	30	Arm	231 bps	to be assigned
1158	109420554	$219,655.72	83.02	0	28	Fixed	154 bps	to be assigned
1159	109420638	$ 71,817.01	90.00	0	34	Arm	231 bps	to be assigned
1160	109420661	$202,531.43	99.02	0	40	Arm	231 bps	to be assigned
1161	109420729	$284,575.64	95.00	0	37	Arm	231 bps	to be assigned
1162	109420737	$161,284.74	85.00	0	30	Arm	231 bps	to be assigned
1163	109420760	$220,607.04	85.00	0	30	Fixed	154 bps	to be assigned
1164	109420794	$259,729.38	100.00	0	40	Arm	231 bps	to be assigned
1165	109420844	$ 49,656.08	85.00	0	30	Arm	231 bps	to be assigned
1166	109420927	$118,608.54	95.00	0	37	Arm	231 bps	to be assigned
1167	109420950	$ 94,367.51	90.00	0	34	Arm	231 bps	to be assigned
1168	109420968	$151,791.15	95.00	0	37	Arm	231 bps	to be assigned
1169	109420984	$ 45,011.74	85.00	0	30	Arm	231 bps	to be assigned
1170	109420992	$120,840.34	89.96	0	34	Arm	231 bps	to be assigned
1171	109421008	$ 84,071.16	85.00	0	30	Arm	231 bps	to be assigned
1172	109421032	$110,335.13	85.00	0	30	Arm	231 bps	to be assigned
1173	109421057	$140,817.70	89.81	0	34	Arm	231 bps	to be assigned
1174	109421099	$170,774.38	90.00	0	34	Arm	231 bps	to be assigned
1175	109421123	$ 96,175.50	90.00	0	34	Arm	231 bps	to be assigned
1176	109421149	$ 55,281.30	89.27	0	33	Arm	231 bps	to be assigned
1177	109421172	$151,079.17	89.00	0	33	Arm	231 bps	to be assigned
1178	109421198	$139,234.57	90.00	0	34	Arm	231 bps	to be assigned
1179	109421214	$246,617.26	93.21	0	36	Arm	231 bps	to be assigned
1180	109421248	$179,964.64	85.00	0	30	Arm	231 bps	to be assigned
1181	109421289	$233,622.77	90.00	0	34	Arm	231 bps	to be assigned
1182	109421313	$148,295.97	90.00	0	34	Arm	231 bps	to be assigned
1183	109421347	$179,712.67	90.00	0	34	Arm	231 bps	to be assigned
1184	109421388	$393,884.56	90.00	0	34	Arm	231 bps	to be assigned
1185	109421396	$ 44,858.13	90.00	0	34	Arm	231 bps	to be assigned
1186	109421438	$134,745.12	90.00	0	34	Arm	231 bps	to be assigned
1187	109421446	$175,153.03	90.00	0	34	Arm	231 bps	to be assigned
1188	109421461	$141,099.88	90.00	0	34	Arm	231 bps	to be assigned
1189	109421479	$126,684.75	89.94	0	34	Arm	231 bps	to be assigned
1190	109421503	$146,849.65	95.00	0	37	Arm	231 bps	to be assigned
1191	109421537	$215,589.03	90.00	0	34	Arm	231 bps	to be assigned
1192	109421545	$ 72,147.68	85.00	0	30	Arm	231 bps	to be assigned
1193	109421560	$224,696.42	100.00	0	40	Arm	231 bps	to be assigned
1194	109421578	$449,152.22	90.00	0	34	Arm	231 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

1195	109421644	$224,607.65	93.75	0	36	Arm	231 bps	to be assigned
1196	109421669	$299,466.58	89.82	0	34	Arm	231 bps	to be assigned
1197	109421693	$161,786.24	90.00	0	34	Arm	231 bps	to be assigned
1198	109421735	$109,082.38	95.00	0	37	Arm	231 bps	to be assigned
1199	109421784	$228,173.13	87.88	0	32	Fixed	154 bps	to be assigned
1200	109421792	$234,441.18	83.93	0	29	Arm	231 bps	to be assigned
1201	109421800	$267,580.59	87.87	0	32	Arm	231 bps	to be assigned
1202	109421826	$251,278.92	89.05	0	33	Arm	231 bps	to be assigned
1203	109421859	$272,546.71	86.67	0	31	Arm	231 bps	to be assigned
1204	109421867	$246,232.82	90.00	0	34	Arm	231 bps	to be assigned
1205	109421883	$144,305.03	85.00	0	30	Arm	231 bps	to be assigned
1206	109421917	$213,711.27	82.31	0	28	Arm	231 bps	to be assigned
1207	109421925	$188,758.13	94.03	0	37	Fixed	154 bps	to be assigned
1208	109421933	$176,512.16	85.00	0	30	Arm	231 bps	to be assigned
1209	109421974	$183,712.05	81.78	0	27	Arm	231 bps	to be assigned
1210	109422006	$ 79,892.06	100.00	0	40	Arm	231 bps	to be assigned
1211	109422022	$193,231.43	90.00	0	34	Arm	231 bps	to be assigned
1212	109422030	$284,421.15	85.00	0	30	Arm	231 bps	to be assigned
1213	109422048	$138,487.21	95.00	0	37	Fixed	154 bps	to be assigned
1214	109422055	$148,490.60	84.52	0	30	Arm	231 bps	to be assigned
1215	109422063	$117,824.29	89.39	0	33	Arm	231 bps	to be assigned
1216	109422089	$255,328.66	93.00	0	36	Arm	231 bps	to be assigned
1217	109422113	$216,024.19	95.00	0	37	Arm	231 bps	to be assigned
1218	109422469	$291,876.07	90.00	0	34	Arm	231 bps	to be assigned
1219	109422543	$188,622.03	84.00	0	29	Fixed	154 bps	to be assigned
1220	109422550	$121,278.28	89.34	0	33	Fixed	154 bps	to be assigned
1221	109422568	$ 48,857.00	83.02	0	28	Fixed	154 bps	to be assigned
1222	109422618	$237,644.91	85.00	0	30	Arm	231 bps	to be assigned
1223	109422626	$363,374.33	90.00	0	34	Arm	231 bps	to be assigned
1224	109422675	$ 85,831.93	85.00	0	30	Arm	231 bps	to be assigned
1225	109422733	$208,001.93	85.00	0	30	Arm	231 bps	to be assigned
1226	109422816	$215,668.63	90.00	0	34	Arm	231 bps	to be assigned
1227	109422923	$140,180.28	90.00	0	34	Arm	231 bps	to be assigned
1228	109423012	$309,876.62	85.00	0	30	Fixed	154 bps	to be assigned
1229	109423038	$170,312.94	90.00	0	34	Arm	231 bps	to be assigned
1230	109423046	$170,742.83	95.00	0	37	Arm	231 bps	to be assigned
1231	109423061	$332,029.12	95.00	0	37	Arm	231 bps	to be assigned
1232	109423087	$167,043.10	85.00	0	30	Arm	231 bps	to be assigned
1233	109423095	$156,786.45	87.22	0	32	Arm	231 bps	to be assigned
1234	109423111	$357,750.85	90.00	0	34	Arm	231 bps	to be assigned
1235	109423152	$377,784.39	85.00	0	30	Arm	231 bps	to be assigned
1236	109423228	$140,048.98	85.00	0	30	Arm	231 bps	to be assigned
1237	109423277	$123,869.19	90.00	0	34	Arm	231 bps	to be assigned
1238	109423285	$230,493.96	95.00	0	37	Arm	231 bps	to be assigned
1239	109423343	$147,744.42	84.57	0	30	Arm	231 bps	to be assigned
1240	109423418	$112,029.28	85.00	0	30	Arm	231 bps	to be assigned
1241	109423475	$134,715.06	90.00	0	34	Arm	231 bps	to be assigned
1242	109423491	$449,362.73	81.82	0	27	Arm	231 bps	to be assigned
1243	109423509	$246,997.43	90.00	0	34	Arm	231 bps	to be assigned
1244	109423574	$290,262.81	85.00	0	30	Arm	231 bps	to be assigned
1245	109423590	$ 94,769.33	90.00	0	34	Arm	231 bps	to be assigned
1246	109423608	$129,695.39	95.00	0	37	Arm	231 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

1247	109423624	$188,765.42	90.00	0	34	Arm	231 bps	to be assigned
1248	109423632	$ 68,774.34	85.00	0	30	Arm	231 bps	to be assigned
1249	109423640	$115,757.17	90.00	0	34	Arm	231 bps	to be assigned
1250	109423673	$206,663.09	90.00	0	34	Arm	231 bps	to be assigned
1251	109423699	$116,850.26	80.97	0	26	Arm	231 bps	to be assigned
1252	109423707	$ 89,161.83	85.00	0	30	Arm	231 bps	to be assigned
1253	109423715	$140,977.05	90.00	0	34	Arm	231 bps	to be assigned
1254	109423772	$313,441.69	87.22	0	32	Arm	231 bps	to be assigned
1255	109423798	$368,439.50	90.00	0	34	Arm	231 bps	to be assigned
1256	109423806	$ 84,903.84	85.00	0	30	Arm	231 bps	to be assigned
1257	109423830	$217,509.69	90.00	0	34	Arm	231 bps	to be assigned
1258	109423897	$115,816.65	80.56	0	26	Arm	231 bps	to be assigned
1259	109423913	$186,917.73	95.00	0	37	Arm	231 bps	to be assigned
1260	109423921	$203,957.28	95.00	0	37	Arm	231 bps	to be assigned
1261	109423996	$134,788.74	90.00	0	34	Arm	231 bps	to be assigned
1262	109424010	$119,499.28	90.00	0	34	Arm	231 bps	to be assigned
1263	109424069	$199,257.41	95.00	0	37	Arm	231 bps	to be assigned
1264	109424101	$194,520.38	95.00	0	37	Arm	231 bps	to be assigned
1265	109424119	$178,254.74	85.00	0	30	Arm	231 bps	to be assigned
1266	109424150	$186,929.50	90.00	0	34	Arm	231 bps	to be assigned
1267	109424218	$147,076.39	95.00	0	37	Arm	231 bps	to be assigned
1268	109424226	$ 52,637.08	85.00	0	30	Arm	231 bps	to be assigned
1269	109424259	$131,605.52	85.00	0	30	Arm	231 bps	to be assigned
1270	109424267	$180,251.99	95.00	0	37	Arm	231 bps	to be assigned
1271	109424283	$ 98,681.95	90.00	0	34	Arm	231 bps	to be assigned
1272	109424366	$ 56,876.37	85.00	0	30	Arm	231 bps	to be assigned
1273	109424374	$161,266.64	95.00	0	37	Arm	231 bps	to be assigned
1274	109424408	$133,819.20	89.93	0	34	Arm	231 bps	to be assigned
1275	109424416	$168,328.20	94.99	0	37	Arm	231 bps	to be assigned
1276	109424440	$124,879.71	90.00	0	34	Arm	231 bps	to be assigned
1277	109424481	$129,865.82	89.69	0	34	Arm	231 bps	to be assigned
1278	109424499	$159,580.44	85.00	0	30	Arm	231 bps	to be assigned
1279	109424507	$178,336.27	85.00	0	30	Arm	231 bps	to be assigned
1280	109424515	$ 73,069.94	95.00	0	37	Arm	231 bps	to be assigned
1281	109424523	$233,668.36	90.00	0	34	Arm	231 bps	to be assigned
1282	109424531	$114,432.59	85.00	0	30	Arm	231 bps	to be assigned
1283	109424572	$188,301.87	85.00	0	30	Arm	231 bps	to be assigned
1284	109424598	$116,333.50	89.69	0	34	Arm	231 bps	to be assigned
1285	109424622	$174,688.83	84.95	0	30	Fixed	154 bps	to be assigned
1286	109424630	$303,524.26	94.97	0	37	Fixed	154 bps	to be assigned
1287	109424663	$ 49,941.43	84.75	0	30	Arm	231 bps	to be assigned
1288	109424739	$229,174.99	85.00	0	30	Arm	231 bps	to be assigned
1289	109424762	$ 67,237.30	90.00	0	34	Arm	231 bps	to be assigned
1290	109424796	$ 24,998.18	90.00	0	34	Arm	231 bps	to be assigned
1291	109424838	$278,567.36	90.00	0	34	Arm	231 bps	to be assigned
1292	109424879	$179,721.09	86.54	0	31	Arm	231 bps	to be assigned
1293	109424937	$206,770.63	88.84	0	33	Arm	231 bps	to be assigned
1294	109425025	$203,644.16	85.00	0	30	Arm	231 bps	to be assigned
1295	109425066	$ 74,532.63	90.00	0	34	Arm	231 bps	to be assigned
1296	109425074	$102,889.56	92.00	0	35	Arm	231 bps	to be assigned
1297	109425082	$ 54,070.97	95.00	0	37	Arm	231 bps	to be assigned
1298	109425090	$291,222.47	90.00	0	34	Arm	231 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

1299	109425108	$309,988.48	90.00	0	34	Arm	231 bps	to be assigned
1300	109425157	$144,726.61	86.83	0	31	Arm	231 bps	to be assigned
1301	109425165	$208,688.81	83.60	0	29	Arm	231 bps	to be assigned
1302	109425173	$ 47,637.49	80.85	0	26	Arm	231 bps	to be assigned
1303	109425199	$ 72,166.54	85.00	0	30	Arm	231 bps	to be assigned
1304	109425207	$356,543.13	82.64	0	28	Arm	231 bps	to be assigned
1305	109425215	$199,730.71	86.96	0	31	Arm	231 bps	to be assigned
1306	109425223	$381,792.98	90.00	0	34	Arm	231 bps	to be assigned
1307	109425256	$ 94,325.02	90.00	0	34	Arm	231 bps	to be assigned
1308	109425280	$ 87,887.37	88.00	0	32	Arm	231 bps	to be assigned
1309	109425298	$118,573.19	95.00	0	37	Arm	231 bps	to be assigned
1310	109425322	$256,361.50	100.00	0	40	Arm	231 bps	to be assigned
1311	109425330	$ 75,907.58	82.61	0	28	Fixed	154 bps	to be assigned
1312	109425348	$213,896.65	90.00	0	34	Arm	231 bps	to be assigned
1313	109425355	$117,528.52	95.00	0	37	Arm	231 bps	to be assigned
1314	109425389	$109,123.81	95.00	0	37	Arm	231 bps	to be assigned
1315	109425454	$163,767.75	91.11	0	35	Arm	231 bps	to be assigned
1316	109425462	$147,425.98	81.10	0	27	Arm	231 bps	to be assigned
1317	109425512	$100,329.48	82.38	0	28	Fixed	154 bps	to be assigned
1318	109425611	$145,463.61	89.91	0	34	Fixed	154 bps	to be assigned
1319	109425660	$292,045.55	90.00	0	34	Fixed	154 bps	to be assigned
1320	109425678	$135,609.97	84.90	0	30	Arm	231 bps	to be assigned
1321	109425694	$140,741.88	85.45	0	30	Arm	231 bps	to be assigned
1322	109425702	$189,682.45	95.00	0	37	Fixed	154 bps	to be assigned
1323	109425751	$157,146.25	88.73	0	33	Arm	231 bps	to be assigned
1324	109425777	$157,465.18	83.00	0	28	Arm	231 bps	to be assigned
1325	109425785	$142,241.66	95.00	0	37	Arm	231 bps	to be assigned
1326	109425801	$155,344.15	89.99	0	34	Arm	231 bps	to be assigned
1327	109425827	$128,043.23	95.00	0	37	Arm	231 bps	to be assigned
1328	109425843	$123,974.83	90.00	0	34	Arm	231 bps	to be assigned
1329	109425850	$218,906.25	84.67	0	30	Arm	231 bps	to be assigned
1330	109425876	$331,468.14	90.00	0	34	Arm	231 bps	to be assigned
1331	109425884	$115,818.46	100.00	0	40	Arm	231 bps	to be assigned
1332	109425900	$132,807.82	89.86	0	34	Fixed	154 bps	to be assigned
1333	109425934	$ 82,418.51	100.00	0	40	Arm	231 bps	to be assigned
1334	109425942	$132,742.04	95.00	0	37	Arm	231 bps	to be assigned
1335	109425967	$142,307.72	95.00	0	37	Fixed	154 bps	to be assigned
1336	109425975	$ 56,850.97	85.00	0	30	Fixed	154 bps	to be assigned
1337	109425983	$144,225.05	85.00	0	30	Arm	231 bps	to be assigned
1338	109425991	$125,825.11	90.00	0	34	Arm	231 bps	to be assigned
1339	109426080	$142,302.21	95.00	0	37	Fixed	154 bps	to be assigned
1340	109426130	$145,154.29	95.00	0	37	Arm	231 bps	to be assigned
1341	109426155	$169,813.58	100.00	0	40	Arm	231 bps	to be assigned
1342	109426171	$275,850.84	85.00	0	30	Arm	231 bps	to be assigned
1343	109426213	$158,756.32	85.00	0	30	Arm	231 bps	to be assigned
1344	109426221	$131,597.53	85.00	0	30	Arm	231 bps	to be assigned
1345	109426254	$102,429.64	95.00	0	37	Arm	231 bps	to be assigned
1346	109426262	$ 80,616.97	85.00	0	30	Arm	231 bps	to be assigned
1347	109426288	$151,766.81	92.12	0	35	Arm	231 bps	to be assigned
1348	109426320	$242,281.25	90.00	0	34	Arm	231 bps	to be assigned
1349	109426361	$444,585.02	90.00	0	34	Arm	231 bps	to be assigned
1350	109426403	$123,073.49	90.00	0	34	Arm	231 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

1351	109426411	$115,014.27	90.00	0	34	Arm	231 bps	to be assigned
1352	109426429	$151,727.09	95.00	0	37	Arm	231 bps	to be assigned
1353	109426486	$184,331.41	90.00	0	34	Arm	231 bps	to be assigned
1354	109426502	$331,802.47	81.66	0	27	Fixed	154 bps	to be assigned
1355	109426510	$297,206.80	95.00	0	37	Arm	231 bps	to be assigned
1356	109426536	$206,706.84	90.00	0	34	Arm	231 bps	to be assigned
1357	109426544	$156,357.34	90.00	0	34	Fixed	154 bps	to be assigned
1358	109426569	$318,112.56	89.79	0	34	Arm	231 bps	to be assigned
1359	109426627	$ 89,901.09	90.00	0	34	Fixed	154 bps	to be assigned
1360	109426643	$125,347.40	83.67	0	29	Fixed	154 bps	to be assigned
1361	109426668	$169,811.96	90.00	0	34	Arm	231 bps	to be assigned
1362	109426718	$242,487.32	90.00	0	34	Arm	231 bps	to be assigned
1363	109426742	$139,211.92	84.48	0	29	Arm	231 bps	to be assigned
1364	109426817	$ 67,908.44	81.93	0	27	Fixed	154 bps	to be assigned
1365	109426841	$219,732.50	100.00	0	40	Arm	231 bps	to be assigned
1366	109426858	$225,679.29	84.64	0	30	Arm	231 bps	to be assigned
1367	109426866	$189,717.10	95.00	0	37	Arm	231 bps	to be assigned
1368	109426890	$179,631.41	100.00	0	40	Arm	231 bps	to be assigned
1369	109426932	$237,710.02	85.00	0	30	Arm	231 bps	to be assigned
1370	109426965	$217,618.10	95.00	0	37	Arm	231 bps	to be assigned
1371	109427039	$251,732.33	85.00	0	30	Arm	231 bps	to be assigned
1372	109427054	$354,476.68	87.65	0	32	Arm	231 bps	to be assigned
1373	109427088	$160,261.03	84.47	0	29	Arm	231 bps	to be assigned
1374	109427310	$374,631.81	95.00	0	37	Arm	231 bps	to be assigned
1375	109427351	$250,248.53	85.00	0	30	Arm	231 bps	to be assigned
1376	109427385	$242,559.45	86.79	0	31	Arm	231 bps	to be assigned
1377	109427450	$150,887.86	90.52	0	34	Arm	231 bps	to be assigned
1378	109427500	$189,593.87	90.00	0	34	Arm	231 bps	to be assigned
1379	109427559	$205,737.09	90.00	0	34	Arm	231 bps	to be assigned
1380	109427575	$449,294.38	84.91	0	30	Arm	231 bps	to be assigned
1381	109427591	$359,406.92	90.00	0	34	Fixed	154 bps	to be assigned
1382	109427674	$258,860.11	85.00	0	30	Arm	231 bps	to be assigned
1383	109427690	$168,771.98	84.50	0	29	Arm	231 bps	to be assigned
1384	109427773	$287,477.87	100.00	0	40	Fixed	154 bps	to be assigned
1385	109427831	$176,559.53	85.00	0	30	Arm	231 bps	to be assigned
1386	109427906	$136,273.35	88.06	0	32	Fixed	154 bps	to be assigned
1387	109427914	$232,328.54	94.99	0	37	Arm	231 bps	to be assigned
1388	109427963	$171,716.64	83.90	0	29	Arm	231 bps	to be assigned
1389	109427989	$ 71,149.09	95.00	0	37	Arm	231 bps	to be assigned
1390	109427997	$195,894.57	90.00	0	34	Arm	231 bps	to be assigned
1391	109428003	$249,392.74	90.00	0	34	Arm	231 bps	to be assigned
1392	109428011	$182,446.56	85.00	0	30	Arm	231 bps	to be assigned
1393	109428029	$197,641.03	92.09	0	35	Arm	231 bps	to be assigned
1394	109428037	$134,628.15	95.00	0	37	Arm	231 bps	to be assigned
1395	109428110	$133,181.51	90.00	0	34	Arm	231 bps	to be assigned
1396	109428144	$224,451.02	90.00	0	34	Arm	231 bps	to be assigned
1397	109428151	$216,283.88	95.00	0	37	Arm	231 bps	to be assigned
1398	109428177	$111,863.80	100.00	0	40	Arm	231 bps	to be assigned
1399	109428193	$243,613.80	95.00	0	37	Arm	231 bps	to be assigned
1400	109428201	$124,729.97	85.00	0	30	Arm	231 bps	to be assigned
1401	109428276	$ 94,367.51	90.00	0	34	Arm	231 bps	to be assigned
1402	109428284	$142,891.14	90.00	0	34	Arm	231 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

1403	109428300	$438,676.81	89.98	0	34	Arm	231 bps	to be assigned
1404	109428318	$283,989.76	100.00	0	40	Arm	231 bps	to be assigned
1405	109428359	$307,292.92	90.00	0	34	Arm	231 bps	to be assigned
1406	109428375	$211,110.20	90.00	0	34	Arm	231 bps	to be assigned
1407	109428383	$260,526.82	90.00	0	34	Arm	231 bps	to be assigned
1408	109428409	$269,605.94	93.10	0	36	Arm	231 bps	to be assigned
1409	109428425	$292,780.02	95.00	0	37	Arm	231 bps	to be assigned
1410	109428441	$264,969.04	93.16	0	36	Arm	231 bps	to be assigned
1411	109428466	$386,394.37	90.00	0	34	Arm	231 bps	to be assigned
1412	109428474	$324,584.09	100.00	0	40	Arm	231 bps	to be assigned
1413	109428490	$309,490.30	100.00	0	40	Arm	231 bps	to be assigned
1414	109428508	$411,465.08	85.90	0	31	Arm	231 bps	to be assigned
1415	109428540	$369,342.12	81.32	0	27	Fixed	154 bps	to be assigned
1416	109428565	$298,668.26	90.00	0	34	Arm	231 bps	to be assigned
1417	109428573	$255,952.87	90.00	0	34	Arm	231 bps	to be assigned
1418	109428656	$381,692.99	90.00	0	34	Arm	231 bps	to be assigned
1419	109428664	$232,442.89	95.00	0	37	Arm	231 bps	to be assigned
1420	109428698	$126,718.47	90.00	0	34	Arm	231 bps	to be assigned
1421	109428706	$147,300.33	90.00	0	34	Arm	231 bps	to be assigned
1422	109428722	$159,050.90	85.00	0	30	Arm	231 bps	to be assigned
1423	109428730	$225,686.08	90.00	0	34	Arm	231 bps	to be assigned
1424	109428763	$107,843.94	93.91	0	37	Arm	231 bps	to be assigned
1425	109428771	$108,069.19	95.00	0	37	Arm	231 bps	to be assigned
1426	109428789	$113,998.79	90.00	0	34	Arm	231 bps	to be assigned
1427	109428813	$196,131.99	85.00	0	30	Arm	231 bps	to be assigned
1428	109428839	$130,606.72	85.00	0	30	Fixed	154 bps	to be assigned
1429	109428847	$144,238.44	85.00	0	30	Arm	231 bps	to be assigned
1430	109428870	$270,410.52	95.00	0	37	Arm	231 bps	to be assigned
1431	109428896	$128,530.18	90.00	0	34	Arm	231 bps	to be assigned
1432	109428904	$123,341.94	95.00	0	37	Arm	231 bps	to be assigned
1433	109428912	$159,530.50	90.00	0	34	Arm	231 bps	to be assigned
1434	109428920	$276,672.59	89.85	0	34	Arm	231 bps	to be assigned
1435	109428946	$110,251.35	84.92	0	30	Arm	231 bps	to be assigned
1436	109428995	$229,099.79	90.00	0	34	Arm	231 bps	to be assigned
1437	109429027	$229,702.03	100.00	0	40	Arm	231 bps	to be assigned
1438	109429035	$138,121.95	90.00	0	34	Arm	231 bps	to be assigned
1439	109429068	$152,813.96	85.00	0	30	Arm	231 bps	to be assigned
1440	109429092	$ 98,177.13	95.00	0	37	Arm	231 bps	to be assigned
1441	109429100	$416,894.75	90.00	0	34	Arm	231 bps	to be assigned
1442	109429126	$209,101.40	99.76	0	40	Fixed	154 bps	to be assigned
1443	109429175	$281,245.80	89.52	0	33	Arm	231 bps	to be assigned
1444	109429191	$181,071.12	98.05	0	39	Fixed	154 bps	to be assigned
1445	109429209	$195,015.08	85.00	0	30	Arm	231 bps	to be assigned
1446	109429233	$144,640.63	100.00	0	40	Arm	231 bps	to be assigned
1447	109429241	$175,371.63	95.00	0	37	Arm	231 bps	to be assigned
1448	109429258	$315,387.09	84.83	0	30	Arm	231 bps	to be assigned
1449	109429290	$241,859.47	95.00	0	37	Arm	231 bps	to be assigned
1450	109429332	$236,526.04	87.78	0	32	Arm	231 bps	to be assigned
1451	109429340	$354,867.89	90.00	0	34	Arm	231 bps	to be assigned
1452	109429373	$176,708.41	84.29	0	29	Fixed	154 bps	to be assigned
1453	109429399	$102,454.70	95.00	0	37	Fixed	154 bps	to be assigned
1454	109429407	$ 47,376.61	95.00	0	37	Arm	231 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

1455	109429415	$124,831.33	100.00	0	40	Fixed	154 bps	to be assigned
1456	109429423	$174,582.92	100.00	0	40	Arm	231 bps	to be assigned
1457	109429449	$350,113.27	84.49	0	29	Arm	231 bps	to be assigned
1458	109429480	$187,693.07	99.79	0	40	Arm	231 bps	to be assigned
1459	109429563	$279,991.46	85.00	0	30	Arm	231 bps	to be assigned
1460	109429589	$192,773.80	91.94	0	35	Fixed	154 bps	to be assigned
1461	109429605	$189,665.43	95.00	0	37	Arm	231 bps	to be assigned
1462	109429613	$111,821.24	90.00	0	34	Arm	231 bps	to be assigned
1463	109429621	$170,771.04	95.00	0	37	Fixed	154 bps	to be assigned
1464	109429670	$ 94,890.06	100.00	0	40	Fixed	154 bps	to be assigned
1465	109429688	$148,490.60	85.00	0	30	Arm	231 bps	to be assigned
1466	109429712	$194,407.07	95.00	0	37	Fixed	154 bps	to be assigned
1467	109429720	$310,060.27	90.00	0	34	Arm	231 bps	to be assigned
1468	109429738	$188,673.62	90.00	0	34	Arm	231 bps	to be assigned
1469	109429746	$188,673.62	90.00	0	34	Arm	231 bps	to be assigned
1470	109429761	$283,984.21	81.29	0	27	Arm	231 bps	to be assigned
1471	109429787	$249,568.29	100.00	0	40	Arm	231 bps	to be assigned
1472	109429795	$121,850.12	86.52	0	31	Fixed	154 bps	to be assigned
1473	109429829	$229,488.97	100.00	0	40	Fixed	154 bps	to be assigned
1474	109429837	$156,958.95	85.00	0	30	Arm	231 bps	to be assigned
1475	109429878	$441,273.27	85.00	0	30	Fixed	154 bps	to be assigned
1476	109429886	$149,591.23	90.00	0	34	Arm	231 bps	to be assigned
1477	109429902	$253,657.99	100.00	0	40	Arm	231 bps	to be assigned
1478	109429944	$157,238.48	90.00	0	34	Arm	231 bps	to be assigned
1479	109429969	$213,397.86	89.93	0	34	Arm	231 bps	to be assigned
1480	109429993	$317,756.89	95.00	0	37	Arm	231 bps	to be assigned
1481	109430017	$246,560.82	95.00	0	37	Arm	231 bps	to be assigned
1482	109430025	$259,593.12	100.00	0	40	Arm	231 bps	to be assigned
1483	109430041	$152,755.29	90.00	0	34	Fixed	154 bps	to be assigned
1484	109430058	$245,612.50	95.00	0	37	Arm	231 bps	to be assigned
1485	109430066	$350,297.62	90.00	0	34	Arm	231 bps	to be assigned
1486	109430074	$221,975.10	89.00	0	33	Arm	231 bps	to be assigned
1487	109430082	$193,149.19	90.00	0	34	Fixed	154 bps	to be assigned
1488	109430090	$238,606.27	100.00	0	40	Arm	231 bps	to be assigned
1489	109430140	$152,698.01	95.00	0	37	Arm	231 bps	to be assigned
1490	109430157	$301,246.81	95.00	0	37	Arm	231 bps	to be assigned
1491	109430165	$214,827.52	90.00	0	34	Arm	231 bps	to be assigned
1492	109430207	$ 97,243.88	95.00	0	37	Arm	231 bps	to be assigned
1493	109430249	$128,076.97	95.00	0	37	Fixed	154 bps	to be assigned
1494	109430256	$ 99,557.99	95.00	0	37	Arm	231 bps	to be assigned
1495	109430272	$217,534.98	83.85	0	29	Arm	231 bps	to be assigned
1496	109430298	$413,407.79	90.00	0	34	Arm	231 bps	to be assigned
1497	109430306	$169,623.25	85.00	0	30	Arm	231 bps	to be assigned
1498	109430355	$ 93,380.09	85.00	0	30	Arm	231 bps	to be assigned
1499	109430397	$275,033.49	95.00	0	37	Arm	231 bps	to be assigned
1500	109430405	$140,060.11	85.00	0	30	Arm	231 bps	to be assigned
1501	109430439	$397,167.02	84.32	0	29	Arm	231 bps	to be assigned
1502	109430462	$249,725.86	100.00	0	40	Arm	231 bps	to be assigned
1503	109430488	$241,850.92	95.00	0	37	Arm	231 bps	to be assigned
1504	109430512	$227,139.72	95.00	0	37	Arm	231 bps	to be assigned
1505	109430520	$110,000.85	85.00	0	30	Arm	231 bps	to be assigned
1506	109430595	$144,666.41	90.00	0	34	Arm	231 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

1507	109430686	$288,324.22	95.00	0	37	Arm	231 bps	to be assigned
1508	109430702	$246,361.41	95.00	0	37	Arm	231 bps	to be assigned
1509	109430710	$331,005.42	85.00	0	30	Arm	231 bps	to be assigned
1510	109430728	$313,103.06	85.00	0	30	Arm	231 bps	to be assigned
1511	109430744	$158,381.35	95.00	0	37	Arm	231 bps	to be assigned
1512	109430769	$237,645.62	85.00	0	30	Arm	231 bps	to be assigned
1513	109430785	$180,139.04	95.00	0	37	Arm	231 bps	to be assigned
1514	109430793	$177,394.53	90.00	0	34	Arm	231 bps	to be assigned
1515	109430850	$448,201.23	89.80	0	34	Arm	231 bps	to be assigned
1516	109430876	$109,783.80	93.22	0	36	Arm	231 bps	to be assigned
1517	109430926	$263,912.46	100.00	0	40	Arm	231 bps	to be assigned
1518	109430934	$179,795.95	83.33	0	28	Arm	231 bps	to be assigned
1519	109430967	$192,753.01	85.78	0	31	Arm	231 bps	to be assigned
1520	109430975	$498,050.03	83.17	0	28	Arm	231 bps	to be assigned
1521	109431015	$430,962.56	90.00	0	34	Arm	231 bps	to be assigned
1522	109431023	$268,612.14	90.00	0	34	Arm	231 bps	to be assigned
1523	109431072	$126,559.23	89.75	0	34	Arm	231 bps	to be assigned
1524	109431106	$136,152.30	88.06	0	32	Arm	231 bps	to be assigned
1525	109431114	$213,343.30	95.00	0	37	Arm	231 bps	to be assigned
1526	109431197	$ 90,757.75	90.00	0	34	Arm	231 bps	to be assigned
1527	109431221	$194,445.23	95.00	0	37	Arm	231 bps	to be assigned
1528	109431262	$ 47,198.18	90.00	0	34	Arm	231 bps	to be assigned
1529	109431270	$ 72,927.70	95.00	0	37	Arm	231 bps	to be assigned
1530	109431312	$ 55,730.59	90.00	0	34	Arm	231 bps	to be assigned
1531	109431320	$ 50,527.61	85.00	0	30	Arm	231 bps	to be assigned
1532	109431338	$195,249.81	85.00	0	30	Arm	231 bps	to be assigned
1533	109431387	$ 84,894.49	85.00	0	30	Arm	231 bps	to be assigned
1534	109431395	$238,961.76	95.00	0	37	Arm	231 bps	to be assigned
1535	109431437	$ 59,691.48	95.00	0	37	Arm	231 bps	to be assigned
1536	109431478	$ 84,920.35	85.00	0	30	Arm	231 bps	to be assigned
1537	109431486	$ 67,415.36	90.00	0	34	Arm	231 bps	to be assigned
1538	109431494	$ 64,706.36	90.00	0	34	Arm	231 bps	to be assigned
1539	109431536	$ 77,196.97	90.00	0	34	Arm	231 bps	to be assigned
1540	109431551	$ 54,504.85	85.00	0	30	Arm	231 bps	to be assigned
1541	109431601	$104,680.96	90.00	0	34	Fixed	154 bps	to be assigned
1542	109431650	$179,802.20	90.00	0	34	Fixed	154 bps	to be assigned
1543	109431668	$100,677.17	90.00	0	34	Arm	231 bps	to be assigned
1544	109431676	$186,683.34	85.00	0	30	Fixed	154 bps	to be assigned
1545	109431718	$162,167.99	87.84	0	32	Arm	231 bps	to be assigned
1546	109431734	$222,910.90	95.00	0	37	Fixed	154 bps	to be assigned
1547	109431767	$409,963.44	89.98	0	34	Arm	231 bps	to be assigned
1548	109431775	$164,964.33	95.00	0	37	Arm	231 bps	to be assigned
1549	109431809	$251,605.63	90.00	0	34	Arm	231 bps	to be assigned
1550	109431817	$415,617.79	85.00	0	30	Arm	231 bps	to be assigned
1551	109431833	$113,812.19	95.00	0	37	Arm	231 bps	to be assigned
1552	109431841	$175,488.32	95.00	0	37	Arm	231 bps	to be assigned
1553	109431858	$356,413.03	85.00	0	30	Arm	231 bps	to be assigned
1554	109431866	$123,055.94	85.00	0	30	Arm	231 bps	to be assigned
1555	109431882	$147,030.74	95.00	0	37	Arm	231 bps	to be assigned
1556	109431908	$211,116.81	90.00	0	34	Arm	231 bps	to be assigned
1557	109431940	$206,511.26	86.25	0	31	Arm	231 bps	to be assigned
1558	109431957	$287,649.80	90.00	0	34	Arm	231 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

1559	109431999	$251,319.49	95.00	0	37	Arm	231 bps	to be assigned
1560	109432005	$179,725.22	100.00	0	40	Fixed	154 bps	to be assigned
1561	109432021	$148,505.43	85.00	0	30	Fixed	154 bps	to be assigned
1562	109432039	$251,595.74	90.00	0	34	Fixed	154 bps	to be assigned
1563	109432062	$150,050.44	86.38	0	31	Arm	231 bps	to be assigned
1564	109432120	$310,219.30	90.00	0	34	Fixed	154 bps	to be assigned
1565	109432179	$ 73,345.45	85.00	0	30	Fixed	154 bps	to be assigned
1566	109432187	$300,942.47	90.00	0	34	Arm	231 bps	to be assigned
1567	109432211	$123,745.97	84.93	0	30	Arm	231 bps	to be assigned
1568	109432229	$157,177.59	90.00	0	34	Arm	231 bps	to be assigned
1569	109432278	$104,268.18	95.00	0	37	Arm	231 bps	to be assigned
1570	109432286	$ 89,887.15	90.00	0	34	Arm	231 bps	to be assigned
1571	109521252	$116,895.82	90.00	0	34	Arm	231 bps	to be assigned
1572	109521260	$ 94,415.85	90.00	0	34	Arm	231 bps	to be assigned
1573	109521328	$ 55,744.08	90.00	0	34	Arm	231 bps	to be assigned
1574	109521351	$161,271.28	85.00	0	30	Arm	231 bps	to be assigned
1575	109521393	$ 72,919.78	81.11	0	27	Fixed	154 bps	to be assigned
1576	109521492	$ 67,444.94	90.00	0	34	Arm	231 bps	to be assigned
1577	109521526	$ 76,402.10	85.00	0	30	Fixed	154 bps	to be assigned
1578	109521591	$259,019.18	85.00	0	30	Arm	231 bps	to be assigned
1579	109521690	$318,319.94	85.00	0	30	Fixed	154 bps	to be assigned
1580	109521724	$118,564.16	95.00	0	37	Arm	231 bps	to be assigned
1581	109521757	$ 36,924.31	90.00	0	34	Fixed	154 bps	to be assigned
1582	109521765	$ 89,844.58	90.00	0	34	Fixed	154 bps	to be assigned
1583	109521849	$130,370.83	90.00	0	34	Fixed	154 bps	to be assigned
1584	109521930	$ 73,006.44	85.00	0	30	Fixed	154 bps	to be assigned
1585	109521971	$118,655.55	90.00	0	34	Arm	231 bps	to be assigned
1586	109522052	$ 63,659.71	85.00	0	30	Fixed	154 bps	to be assigned
1587	109522060	$467,038.26	85.00	0	30	Arm	231 bps	to be assigned
1588	109522086	$241,906.94	95.00	0	37	Arm	231 bps	to be assigned
1589	109522243	$ 63,696.29	85.00	0	30	Arm	231 bps	to be assigned
1590	109522268	$199,467.11	85.00	0	30	Arm	231 bps	to be assigned
1591	109522359	$ 50,954.59	85.00	0	30	Arm	231 bps	to be assigned
1592	109522409	$ 97,643.92	85.00	0	30	Arm	231 bps	to be assigned
1593	109522417	$341,548.49	85.00	0	30	Arm	231 bps	to be assigned
1594	109522466	$127,222.38	85.00	0	30	Fixed	154 bps	to be assigned
1595	109522482	$ 74,594.22	90.00	0	34	Arm	231 bps	to be assigned
1596	109522623	$ 65,457.16	95.00	0	37	Arm	231 bps	to be assigned
1597	109522631	$ 64,742.30	90.00	0	34	Fixed	154 bps	to be assigned
1598	109522656	$ 69,669.43	90.00	0	34	Fixed	154 bps	to be assigned
1599	109522672	$354,845.30	85.00	0	30	Arm	231 bps	to be assigned
1600	109522722	$287,477.87	90.00	0	34	Arm	231 bps	to be assigned
1601	109522730	$262,908.48	81.08	0	26	Arm	231 bps	to be assigned
1602	109522938	$242,050.28	85.00	0	30	Arm	231 bps	to be assigned
1603	109522961	$ 50,132.60	90.00	0	34	Fixed	154 bps	to be assigned
1604	109522995	$ 67,414.39	85.46	0	30	Fixed	154 bps	to be assigned
1605	109523068	$115,910.27	90.00	0	34	Arm	231 bps	to be assigned
1606	109523076	$ 80,661.25	95.00	0	37	Fixed	154 bps	to be assigned
1607	109523126	$ 39,474.56	89.77	0	34	Arm	231 bps	to be assigned
1608	109523217	$100,896.77	80.01	0	26	Arm	231 bps	to be assigned
1609	109523258	$287,549.30	87.27	0	32	Arm	231 bps	to be assigned
1610	109523290	$113,819.82	95.00	0	37	Arm	231 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

1611	109523332	$295,536.63	90.00	0	34	Fixed	154 bps	to be assigned
1612	109523381	$ 79,792.18	85.00	0	30	Fixed	154 bps	to be assigned
1613	109523456	$ 89,872.53	90.00	0	34	Arm	231 bps	to be assigned
1614	109523472	$ 63,843.10	90.00	0	34	Arm	231 bps	to be assigned
1615	109523522	$ 73,855.35	85.00	0	30	Arm	231 bps	to be assigned
1616	109523555	$ 82,691.31	90.00	0	34	Arm	231 bps	to be assigned
1617	109523589	$211,107.55	90.00	0	34	Arm	231 bps	to be assigned
1618	109523613	$195,223.13	85.00	0	30	Arm	231 bps	to be assigned
1619	109523654	$ 89,859.16	89.11	0	33	Arm	231 bps	to be assigned
1620	109523696	$229,190.35	85.00	0	30	Arm	231 bps	to be assigned
1621	109523712	$ 49,455.07	90.00	0	34	Arm	231 bps	to be assigned
1622	109523779	$ 76,402.10	90.00	0	34	Fixed	154 bps	to be assigned
1623	109523811	$235,448.20	85.43	0	30	Fixed	154 bps	to be assigned
1624	109523852	$ 71,340.49	84.20	0	29	Arm	231 bps	to be assigned
1625	109523860	$ 62,491.38	90.00	0	34	Arm	231 bps	to be assigned
1626	109523878	$ 67,932.11	85.00	0	30	Arm	231 bps	to be assigned
1627	109523944	$407,928.19	90.00	0	34	Arm	231 bps	to be assigned
1628	109523993	$179,792.10	90.00	0	34	Arm	231 bps	to be assigned
1629	109524041	$127,753.12	90.00	0	34	Fixed	154 bps	to be assigned
1630	109524058	$ 80,623.62	88.74	0	33	Arm	231 bps	to be assigned
1631	109524165	$ 80,653.81	85.00	0	30	Fixed	154 bps	to be assigned
1632	109524173	$313,033.22	95.00	0	37	Arm	231 bps	to be assigned
1633	109524231	$161,293.31	85.00	0	30	Fixed	154 bps	to be assigned
1634	109524264	$144,315.06	85.00	0	30	Fixed	154 bps	to be assigned
1635	109524272	$ 71,906.34	84.71	0	30	Fixed	154 bps	to be assigned
1636	109524280	$ 56,887.41	85.00	0	30	Arm	231 bps	to be assigned
1637	109524439	$ 44,047.37	90.00	0	34	Arm	231 bps	to be assigned
1638	109524496	$227,677.12	95.00	0	37	Arm	231 bps	to be assigned
1639	109524512	$ 78,036.12	85.00	0	30	Arm	231 bps	to be assigned
1640	109524579	$233,633.80	90.00	0	34	Arm	231 bps	to be assigned
1641	109524587	$ 37,192.50	85.00	0	30	Fixed	154 bps	to be assigned
1642	109524710	$376,215.93	90.00	0	34	Arm	231 bps	to be assigned
1643	109524793	$ 52,142.64	90.00	0	34	Arm	231 bps	to be assigned
1644	109524918	$217,335.84	90.00	0	34	Arm	231 bps	to be assigned
1645	109524991	$ 37,306.70	85.00	0	30	Arm	231 bps	to be assigned
1646	109525071	$ 56,937.36	91.20	0	35	Arm	231 bps	to be assigned
1647	109525089	$ 89,096.10	85.00	0	30	Arm	231 bps	to be assigned
1648	109525170	$190,992.48	85.00	0	30	Arm	231 bps	to be assigned
1649	109525196	$157,037.84	85.00	0	30	Fixed	154 bps	to be assigned
1650	109525204	$ 58,421.06	90.00	0	34	Arm	231 bps	to be assigned
1651	109525279	$297,009.89	85.00	0	30	Arm	231 bps	to be assigned
1652	109525287	$374,200.10	89.29	0	33	Fixed	154 bps	to be assigned
1653	109525311	$ 48,946.06	88.93	0	33	Fixed	154 bps	to be assigned
1654	109525352	$ 54,826.07	90.00	0	34	Fixed	154 bps	to be assigned
1655	109525360	$107,676.88	90.00	0	34	Arm	231 bps	to be assigned
1656	109525386	$426,795.73	90.00	0	34	Arm	231 bps	to be assigned
1657	109525394	$148,564.44	85.00	0	30	Fixed	154 bps	to be assigned
1658	109525428	$ 37,368.48	85.00	0	30	Fixed	154 bps	to be assigned
1659	109525469	$223,830.64	89.68	0	34	Arm	231 bps	to be assigned
1660	109525485	$142,651.35	85.00	0	30	Arm	231 bps	to be assigned
1661	109525493	$ 75,537.35	85.00	0	30	Arm	231 bps	to be assigned
1662	109525568	$ 58,378.51	90.00	0	34	Fixed	154 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

1663	109525576	$305,495.88	85.00	0	30	Arm	231 bps	to be assigned
1664	109525584	$125,765.98	90.00	0	34	Fixed	154 bps	to be assigned
1665	109525592	$147,061.54	95.00	0	37	Arm	231 bps	to be assigned
1666	109525618	$ 67,422.84	90.00	0	34	Fixed	154 bps	to be assigned
1667	109525659	$ 50,929.20	85.00	0	30	Arm	231 bps	to be assigned
1668	109525774	$ 48,342.37	85.00	0	30	Arm	231 bps	to be assigned
1669	109525808	$150,044.21	85.00	0	30	Fixed	154 bps	to be assigned
1670	109525907	$ 44,968.53	90.00	0	34	Arm	231 bps	to be assigned
1671	109525915	$101,848.13	85.00	0	30	Fixed	154 bps	to be assigned
1672	109525923	$ 67,076.20	85.00	0	30	Arm	231 bps	to be assigned
1673	109525931	$144,181.07	85.00	0	30	Arm	231 bps	to be assigned
1674	109525949	$330,952.67	85.00	0	30	Arm	231 bps	to be assigned
1675	109525980	$135,143.23	94.99	0	37	Arm	231 bps	to be assigned
1676	109526095	$193,197.17	90.00	0	34	Arm	231 bps	to be assigned
1677	109526137	$431,288.31	88.16	0	32	Fixed	154 bps	to be assigned
1678	109526160	$ 72,998.55	85.00	0	30	Arm	231 bps	to be assigned
1679	109526368	$301,904.11	95.00	0	37	Fixed	154 bps	to be assigned
1680	109526426	$253,852.11	90.00	0	34	Arm	231 bps	to be assigned
1681	109526434	$ 79,792.18	85.00	0	30	Fixed	154 bps	to be assigned
1682	109526525	$251,876.15	90.00	0	34	Arm	231 bps	to be assigned
1683	109526624	$ 60,278.85	85.00	0	30	Arm	231 bps	to be assigned
1684	109526889	$ 83,581.46	90.00	0	34	Fixed	154 bps	to be assigned
1685	109527002	$399,194.67	90.00	0	34	Arm	231 bps	to be assigned
1686	109527010	$ 78,195.63	90.00	0	34	Fixed	154 bps	to be assigned
1687	109527051	$284,280.90	85.00	0	30	Fixed	154 bps	to be assigned
1688	109527101	$276,799.47	90.00	0	34	Arm	231 bps	to be assigned
1689	109527168	$255,703.77	90.00	0	34	Arm	231 bps	to be assigned
1690	109527192	$296,673.64	90.00	0	34	Fixed	154 bps	to be assigned
1691	109527259	$151,133.74	85.00	0	30	Arm	231 bps	to be assigned
1692	109527341	$143,805.72	80.22	0	26	Arm	231 bps	to be assigned
1693	109527416	$198,168.95	90.00	0	34	Arm	231 bps	to be assigned
1694	109527432	$ 62,942.79	90.00	0	34	Fixed	154 bps	to be assigned
1695	109527697	$229,157.60	90.00	0	34	Arm	231 bps	to be assigned
1696	109527796	$227,522.44	85.00	0	30	Arm	231 bps	to be assigned
1697	109527804	$ 71,321.54	85.00	0	30	Arm	231 bps	to be assigned
1698	109527812	$265,559.78	95.00	0	37	Arm	231 bps	to be assigned
1699	109527846	$303,774.52	85.00	0	30	Arm	231 bps	to be assigned
1700	109527903	$ 62,824.10	89.99	0	34	Arm	231 bps	to be assigned
1701	109527911	$ 67,908.44	85.00	0	30	Fixed	154 bps	to be assigned
1702	109527929	$ 44,054.10	90.00	0	34	Fixed	154 bps	to be assigned
1703	109527937	$ 82,751.59	83.71	0	29	Arm	231 bps	to be assigned
1704	109527986	$ 75,345.87	83.81	0	29	Fixed	154 bps	to be assigned
1705	109527994	$192,700.94	82.13	0	27	Arm	231 bps	to be assigned
1706	109528018	$247,092.22	90.00	0	34	Fixed	154 bps	to be assigned
1707	109528059	$114,145.79	90.00	0	34	Fixed	154 bps	to be assigned
1708	109528083	$343,767.37	85.00	0	30	Fixed	154 bps	to be assigned
1709	109528109	$305,421.29	95.00	0	37	Arm	231 bps	to be assigned
1710	109528117	$ 67,417.75	90.00	0	34	Arm	231 bps	to be assigned
1711	109528174	$ 80,670.06	85.00	0	30	Fixed	154 bps	to be assigned
1712	109528208	$ 38,210.59	85.00	0	30	Arm	231 bps	to be assigned
1713	109528240	$103,602.83	85.00	0	30	Arm	231 bps	to be assigned
1714	109528257	$264,524.20	82.81	0	28	Fixed	154 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

1715	109528281	$276,017.33	85.00	0	30	Arm	231 bps	to be assigned
1716	109528315	$ 56,059.72	85.00	0	30	Arm	231 bps	to be assigned
1717	109528323	$124,421.62	90.00	0	34	Arm	231 bps	to be assigned
1718	109528521	$275,946.22	85.00	0	30	Arm	231 bps	to be assigned
1719	109528539	$ 85,384.63	90.00	0	34	Fixed	154 bps	to be assigned
1720	109528604	$ 81,589.77	83.37	0	29	Fixed	154 bps	to be assigned
1721	109528679	$ 45,854.66	90.00	0	34	Arm	231 bps	to be assigned
1722	109528760	$196,186.99	95.00	0	37	Arm	231 bps	to be assigned
1723	109528802	$103,360.35	90.00	0	34	Fixed	154 bps	to be assigned
1724	109528836	$424,379.74	80.95	0	26	Arm	231 bps	to be assigned
1725	109528869	$208,607.66	85.00	0	30	Arm	231 bps	to be assigned
1726	109528901	$ 57,736.48	85.00	0	30	Arm	231 bps	to be assigned
1727	109528935	$ 39,906.10	85.00	0	30	Arm	231 bps	to be assigned
1728	109529065	$269,504.90	90.00	0	34	Arm	231 bps	to be assigned
1729	109529131	$125,630.28	80.64	0	26	Arm	231 bps	to be assigned
1730	109529230	$304,497.54	87.14	0	32	Fixed	154 bps	to be assigned
1731	109529263	$233,552.32	90.00	0	34	Fixed	154 bps	to be assigned
1732	109529289	$229,140.84	81.53	0	27	Arm	231 bps	to be assigned
1733	109529321	$ 67,419.59	90.00	0	34	Fixed	154 bps	to be assigned
1734	109529404	$174,355.21	90.00	0	34	Arm	231 bps	to be assigned
1735	109529511	$152,747.94	90.00	0	34	Fixed	154 bps	to be assigned
1736	109529537	$167,050.12	90.00	0	34	Fixed	154 bps	to be assigned
1737	109529545	$ 84,418.70	84.50	0	29	Arm	231 bps	to be assigned
1738	109529560	$ 78,155.01	85.00	0	30	Arm	231 bps	to be assigned
1739	109529578	$156,405.64	90.00	0	34	Arm	231 bps	to be assigned
1740	109529719	$188,722.79	89.57	0	34	Fixed	154 bps	to be assigned
1741	109529727	$105,157.91	90.00	0	34	Arm	231 bps	to be assigned
1742	109529743	$217,683.42	81.34	0	27	Fixed	154 bps	to be assigned
1743	109529776	$186,794.51	85.00	0	30	Arm	231 bps	to be assigned
1744	109529842	$ 98,882.06	90.00	0	34	Fixed	154 bps	to be assigned
1745	109529875	$ 81,789.49	90.00	0	34	Fixed	154 bps	to be assigned
1746	109529883	$247,072.60	90.00	0	34	Arm	231 bps	to be assigned
1747	109529917	$ 35,064.44	85.00	0	30	Arm	231 bps	to be assigned
1748	109529974	$ 77,395.43	84.24	0	29	Fixed	154 bps	to be assigned
1749	109529990	$276,721.32	90.00	0	34	Fixed	154 bps	to be assigned
1750	109530188	$ 83,600.28	90.00	0	34	Fixed	154 bps	to be assigned
1751	109530238	$246,642.53	83.80	0	29	Arm	231 bps	to be assigned
1752	109530352	$323,440.51	84.16	0	29	Arm	231 bps	to be assigned
1753	109530436	$131,384.46	85.00	0	30	Arm	231 bps	to be assigned
1754	109530535	$386,362.44	90.00	0	34	Fixed	154 bps	to be assigned
1755	109530550	$284,870.04	90.00	0	34	Arm	231 bps	to be assigned
1756	109530576	$265,062.61	90.00	0	34	Arm	231 bps	to be assigned
1757	109530584	$ 96,360.07	85.00	0	30	Fixed	154 bps	to be assigned
1758	109530642	$207,890.39	85.00	0	30	Fixed	154 bps	to be assigned
1759	109530659	$ 78,157.96	90.00	0	34	Fixed	154 bps	to be assigned
1760	109530667	$ 70,105.47	90.00	0	34	Fixed	154 bps	to be assigned
1761	109530691	$ 76,396.78	85.00	0	30	Arm	231 bps	to be assigned
1762	109530782	$150,075.74	90.00	0	34	Fixed	154 bps	to be assigned
1763	109530824	$320,595.02	85.00	0	30	Arm	231 bps	to be assigned
1764	109530857	$ 74,306.06	85.00	0	30	Fixed	154 bps	to be assigned
1765	109531087	$152,858.16	85.00	0	30	Arm	231 bps	to be assigned
1766	109531137	$224,442.39	90.00	0	34	Arm	231 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

1767	109554394	$351,000.00	85.61	0	30	Arm	231 bps	to be assigned
1768	109554402	$306,850.00	85.00	0	30	Arm	231 bps	to be assigned
1769	109554428	$247,000.00	95.00	0	37	Arm	231 bps	to be assigned
1770	109554436	$211,500.00	84.94	0	30	Arm	231 bps	to be assigned
1771	109554451	$209,579.00	85.00	0	30	Arm	231 bps	to be assigned
1772	109554469	$225,250.00	85.00	0	30	Arm	231 bps	to be assigned
1773	109554501	$136,750.00	82.88	0	28	Arm	231 bps	to be assigned
1774	109554527	$130,000.00	86.67	0	31	Arm	231 bps	to be assigned
1775	109554543	$263,500.00	85.00	0	30	Arm	231 bps	to be assigned
1776	109554550	$288,150.00	85.00	0	30	Arm	231 bps	to be assigned
1777	109554584	$301,750.00	85.00	0	30	Arm	231 bps	to be assigned
1778	109554592	$357,300.00	90.00	0	34	Arm	231 bps	to be assigned
1779	109554618	$256,223.00	85.00	0	30	Arm	231 bps	to be assigned
1780	109554642	$345,950.00	85.00	0	30	Arm	231 bps	to be assigned
1781	109554659	$279,650.00	85.00	0	30	Arm	231 bps	to be assigned
1782	109554675	$326,800.00	95.00	0	37	Arm	231 bps	to be assigned
1783	109554725	$208,250.00	85.00	0	30	Arm	231 bps	to be assigned
1784	109554808	$203,150.00	85.00	0	30	Arm	231 bps	to be assigned
1785	109554816	$249,050.00	85.00	0	30	Arm	231 bps	to be assigned
1786	109554824	$335,750.00	85.00	0	30	Arm	231 bps	to be assigned
1787	109554873	$201,450.00	85.00	0	30	Arm	231 bps	to be assigned
1788	109554881	$184,500.00	90.00	0	34	Arm	231 bps	to be assigned
1789	109554907	$244,800.00	90.00	0	34	Arm	231 bps	to be assigned
1790	109554915	$139,500.00	90.00	0	34	Arm	231 bps	to be assigned
1791	109554923	$266,400.00	90.00	0	34	Arm	231 bps	to be assigned
1792	109554972	$234,000.00	90.00	0	34	Arm	231 bps	to be assigned
1793	109554980	$260,525.00	85.00	0	30	Arm	231 bps	to be assigned
1794	109555003	$153,900.00	95.00	0	37	Arm	231 bps	to be assigned
1795	109555052	$199,750.00	85.00	0	30	Arm	231 bps	to be assigned
1796	109555060	$204,255.00	90.00	0	34	Arm	231 bps	to be assigned
1797	109555078	$278,100.00	90.00	0	34	Arm	231 bps	to be assigned
1798	109555094	$300,049.79	85.00	0	30	Arm	231 bps	to be assigned
1799	109555102	$382,500.00	90.00	0	34	Arm	231 bps	to be assigned
1800	109555110	$246,925.00	85.00	0	30	Arm	231 bps	to be assigned
1801	109555136	$323,820.09	85.00	0	30	Arm	231 bps	to be assigned
1802	109555144	$159,300.00	90.00	0	34	Arm	231 bps	to be assigned
1803	109555169	$195,500.00	85.00	0	30	Arm	231 bps	to be assigned
1804	109555185	$337,500.00	90.00	0	34	Arm	231 bps	to be assigned
1805	109555193	$159,000.00	88.83	0	33	Arm	231 bps	to be assigned
1806	109555219	$331,200.00	90.00	0	34	Arm	231 bps	to be assigned
1807	109555292	$121,500.00	90.00	0	34	Arm	231 bps	to be assigned
1808	109555318	$148,500.00	90.00	0	34	Arm	231 bps	to be assigned
1809	109555359	$171,700.00	85.00	0	30	Arm	231 bps	to be assigned
1810	109555367	$360,342.00	85.00	0	30	Arm	231 bps	to be assigned
1811	109555375	$204,000.00	85.00	0	30	Arm	231 bps	to be assigned
1812	109555409	$207,000.00	90.00	0	34	Arm	231 bps	to be assigned
1813	109555433	$267,900.00	95.00	0	37	Arm	231 bps	to be assigned
1814	109555466	$141,100.00	85.00	0	30	Arm	231 bps	to be assigned
1815	109555482	$157,000.00	88.70	0	33	Arm	231 bps	to be assigned
1816	109555490	$178,500.00	85.00	0	30	Arm	231 bps	to be assigned
1817	109555508	$293,250.00	85.00	0	30	Arm	231 bps	to be assigned
1818	109555516	$381,650.00	85.00	0	30	Arm	231 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

1819	109555524	$209,516.00	85.00	0	30	Arm	231 bps	to be assigned
1820	109555573	$216,750.00	85.00	0	30	Arm	231 bps	to be assigned
1821	109555599	$245,650.00	85.00	0	30	Arm	231 bps	to be assigned
1822	109555607	$382,500.00	90.00	0	34	Arm	231 bps	to be assigned
1823	109555623	$276,250.00	85.00	0	30	Arm	231 bps	to be assigned
1824	109555631	$122,825.00	85.00	0	30	Arm	231 bps	to be assigned
1825	109555656	$369,000.00	90.00	0	34	Arm	231 bps	to be assigned
1826	109555706	$182,750.00	85.00	0	30	Fixed	154 bps	to be assigned
1827	109555714	$299,250.00	95.00	0	37	Arm	231 bps	to be assigned
1828	109555730	$238,000.00	85.00	0	30	Arm	231 bps	to be assigned
1829	109555755	$224,150.00	84.99	0	30	Arm	231 bps	to be assigned
1830	109555763	$278,715.00	85.00	0	30	Arm	231 bps	to be assigned
1831	109555789	$119,000.00	85.00	0	30	Arm	231 bps	to be assigned
1832	109555805	$301,750.00	85.00	0	30	Arm	231 bps	to be assigned
1833	109555821	$ 87,030.00	90.00	0	34	Arm	231 bps	to be assigned
1834	109555847	$126,000.00	90.00	0	34	Arm	231 bps	to be assigned
1835	109555870	$203,800.00	90.00	0	34	Arm	231 bps	to be assigned
1836	109555888	$287,300.00	85.00	0	30	Arm	231 bps	to be assigned
1837	109555920	$348,499.93	85.00	0	30	Arm	231 bps	to be assigned
1838	109555953	$276,250.00	85.00	0	30	Arm	231 bps	to be assigned
1839	109555979	$386,900.00	90.00	0	34	Arm	231 bps	to be assigned
1840	109555995	$246,415.00	85.00	0	30	Arm	231 bps	to be assigned
1841	109556001	$396,120.00	85.00	0	30	Arm	231 bps	to be assigned
1842	109556019	$331,500.00	85.00	0	30	Arm	231 bps	to be assigned
1843	109556027	$271,150.00	85.00	0	30	Arm	231 bps	to be assigned
1844	109556035	$302,400.00	90.00	0	34	Arm	231 bps	to be assigned
1845	109556068	$234,000.00	90.00	0	34	Arm	231 bps	to be assigned
1846	109556100	$211,500.00	90.00	0	34	Arm	231 bps	to be assigned
1847	109556118	$373,499.75	90.00	0	34	Arm	231 bps	to be assigned
1848	109556126	$193,324.00	85.00	0	30	Arm	231 bps	to be assigned
1849	109556142	$357,000.00	85.00	0	30	Arm	231 bps	to be assigned
1850	109564369	$ 50,348.52	90.00	0	34	Arm	231 bps	to be assigned
1851	109564377	$ 50,799.82	95.00	0	37	Arm	231 bps	to be assigned
1852	109564385	$ 50,978.60	95.00	0	37	Fixed	154 bps	to be assigned
1853	109564393	$ 52,139.65	90.00	0	34	Arm	231 bps	to be assigned
1854	109564419	$ 52,224.13	95.00	0	37	Arm	231 bps	to be assigned
1855	109564443	$ 52,224.70	95.00	0	37	Arm	231 bps	to be assigned
1856	109564468	$ 53,152.94	95.00	0	37	Arm	231 bps	to be assigned
1857	109564484	$ 53,397.42	90.00	0	34	Fixed	154 bps	to be assigned
1858	109564492	$ 53,397.42	90.00	0	34	Fixed	154 bps	to be assigned
1859	109564500	$ 53,397.42	90.00	0	34	Fixed	154 bps	to be assigned
1860	109564518	$ 53,397.42	90.00	0	34	Fixed	154 bps	to be assigned
1861	109564526	$ 53,834.40	94.99	0	37	Fixed	154 bps	to be assigned
1862	109564534	$ 53,938.79	90.00	0	34	Arm	231 bps	to be assigned
1863	109564542	$ 55,189.04	85.00	0	30	Arm	231 bps	to be assigned
1864	109564559	$ 58,371.63	95.00	0	37	Arm	231 bps	to be assigned
1865	109564567	$ 58,460.23	90.00	0	34	Fixed	154 bps	to be assigned
1866	109564583	$ 58,847.89	95.00	0	37	Arm	231 bps	to be assigned
1867	109564609	$ 59,332.67	90.00	0	34	Arm	231 bps	to be assigned
1868	109564658	$ 63,548.66	95.00	0	37	Fixed	154 bps	to be assigned
1869	109564666	$ 63,679.66	83.88	0	29	Arm	231 bps	to be assigned
1870	109564690	$ 64,726.55	90.00	0	34	Arm	231 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

1871	109564708	$ 64,736.27	90.00	0	34	Arm	231 bps	to be assigned
1872	109564716	$ 65,194.13	90.00	0	34	Fixed	154 bps	to be assigned
1873	109564724	$ 65,420.75	93.57	0	36	Arm	231 bps	to be assigned
1874	109564732	$ 65,488.84	95.00	0	37	Arm	231 bps	to be assigned
1875	109564740	$ 65,623.97	90.00	0	34	Arm	231 bps	to be assigned
1876	109564757	$ 66,456.53	95.00	0	37	Arm	231 bps	to be assigned
1877	109564765	$ 66,344.00	95.00	0	37	Arm	231 bps	to be assigned
1878	109564773	$ 66,349.06	95.00	0	37	Arm	231 bps	to be assigned
1879	109564799	$ 67,452.58	90.00	0	34	Fixed	154 bps	to be assigned
1880	109564807	$ 67,452.58	90.00	0	34	Fixed	154 bps	to be assigned
1881	109564815	$ 67,452.58	90.00	0	34	Fixed	154 bps	to be assigned
1882	109564823	$ 67,919.32	85.00	0	30	Fixed	154 bps	to be assigned
1883	109564864	$ 71,193.36	95.00	0	37	Fixed	154 bps	to be assigned
1884	109564872	$ 71,176.14	95.00	0	37	Arm	231 bps	to be assigned
1885	109564880	$ 71,204.13	95.00	0	37	Arm	231 bps	to be assigned
1886	109564997	$ 74,030.87	95.00	0	37	Fixed	154 bps	to be assigned
1887	109565002	$ 74,205.94	95.00	0	37	Arm	231 bps	to be assigned
1888	109565010	$ 74,282.80	95.00	0	37	Arm	231 bps	to be assigned
1889	109565044	$ 74,996.46	95.00	0	37	Fixed	154 bps	to be assigned
1890	109565051	$ 76,435.09	95.00	0	37	Fixed	154 bps	to be assigned
1891	109565093	$ 79,325.00	95.00	0	37	Fixed	154 bps	to be assigned
1892	109565101	$ 79,754.31	95.00	0	37	Arm	231 bps	to be assigned
1893	109565127	$ 80,423.78	95.00	0	37	Fixed	154 bps	to be assigned
1894	109565143	$ 84,543.47	90.00	0	34	Fixed	154 bps	to be assigned
1895	109565176	$ 84,941.37	95.00	0	37	Arm	231 bps	to be assigned
1896	109565184	$ 85,408.93	86.36	0	31	Arm	231 bps	to be assigned
1897	109565192	$ 85,406.46	90.00	0	34	Arm	231 bps	to be assigned
1898	109565218	$ 86,711.10	95.00	0	37	Arm	231 bps	to be assigned
1899	109565226	$ 88,761.64	95.00	0	37	Fixed	154 bps	to be assigned
1900	109565234	$ 89,909.61	90.00	0	34	Fixed	154 bps	to be assigned
1901	109565242	$ 90,077.82	95.00	0	37	Arm	231 bps	to be assigned
1902	109565291	$ 94,117.71	89.75	0	34	Fixed	154 bps	to be assigned
1903	109565309	$ 94,330.20	90.00	0	34	Arm	231 bps	to be assigned
1904	109565317	$ 94,936.53	95.00	0	37	Arm	231 bps	to be assigned
1905	109565358	$ 99,677.28	95.00	0	37	Arm	231 bps	to be assigned
1906	109565382	$102,464.35	90.00	0	34	Arm	231 bps	to be assigned
1907	109565390	$102,534.41	95.00	0	37	Arm	231 bps	to be assigned
1908	109565408	$102,487.26	95.00	0	37	Arm	231 bps	to be assigned
1909	109565416	$103,311.12	90.00	0	34	Arm	231 bps	to be assigned
1910	109565424	$103,490.71	95.00	0	37	Arm	231 bps	to be assigned
1911	109565440	$104,421.30	95.00	0	37	Arm	231 bps	to be assigned
1912	109565457	$107,244.43	95.00	0	37	Arm	231 bps	to be assigned
1913	109565465	$108,206.71	95.00	0	37	Arm	231 bps	to be assigned
1914	109565473	$108,180.98	95.00	0	37	Arm	231 bps	to be assigned
1915	109565499	$109,601.39	95.00	0	37	Arm	231 bps	to be assigned
1916	109565515	$111,531.39	95.00	0	37	Arm	231 bps	to be assigned
1917	109565523	$111,628.13	95.00	0	37	Fixed	154 bps	to be assigned
1918	109565531	$111,628.13	95.00	0	37	Fixed	154 bps	to be assigned
1919	109565549	$111,628.13	95.00	0	37	Fixed	154 bps	to be assigned
1920	109565556	$111,628.13	95.00	0	37	Fixed	154 bps	to be assigned
1921	109565564	$111,628.13	95.00	0	37	Fixed	154 bps	to be assigned
1922	109565572	$112,245.75	89.90	0	34	Arm	231 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

1923	109565580	$113,931.02	95.00	0	37	Arm	231 bps	to be assigned
1924	109565630	$120,077.39	95.00	0	37	Arm	231 bps	to be assigned
1925	109565663	$123,431.60	95.00	0	37	Arm	231 bps	to be assigned
1926	109565671	$123,416.59	95.00	0	37	Arm	231 bps	to be assigned
1927	109565689	$125,868.57	90.00	0	34	Arm	231 bps	to be assigned
1928	109565697	$125,857.17	90.00	0	34	Arm	231 bps	to be assigned
1929	109565705	$129,538.91	94.98	0	37	Arm	231 bps	to be assigned
1930	109565721	$129,803.25	85.00	0	30	Arm	231 bps	to be assigned
1931	109565739	$130,366.71	90.00	0	34	Arm	231 bps	to be assigned
1932	109565754	$131,552.65	85.00	0	30	Arm	231 bps	to be assigned
1933	109565762	$132,139.79	90.00	0	34	Fixed	154 bps	to be assigned
1934	109565770	$132,846.08	95.00	0	37	Arm	231 bps	to be assigned
1935	109565788	$132,882.32	95.00	0	37	Arm	231 bps	to be assigned
1936	109565796	$136,865.23	94.48	0	37	Arm	231 bps	to be assigned
1937	109565804	$137,548.56	95.00	0	37	Fixed	154 bps	to be assigned
1938	109565812	$137,664.78	95.00	0	37	Arm	231 bps	to be assigned
1939	109565838	$140,470.20	95.00	0	37	Arm	231 bps	to be assigned
1940	109565846	$142,380.49	95.00	0	37	Arm	231 bps	to be assigned
1941	109565853	$146,135.35	95.00	0	37	Fixed	154 bps	to be assigned
1942	109565861	$147,183.35	95.00	0	37	Fixed	154 bps	to be assigned
1943	109565895	$151,891.57	95.00	0	37	Fixed	154 bps	to be assigned
1944	109565903	$151,812.12	95.00	0	37	Arm	231 bps	to be assigned
1945	109565952	$157,560.48	95.00	0	37	Arm	231 bps	to be assigned
1946	109565960	$160,410.95	95.00	0	37	Arm	231 bps	to be assigned
1947	109565978	$161,296.56	85.00	0	30	Arm	231 bps	to be assigned
1948	109565986	$161,363.10	95.00	0	37	Fixed	154 bps	to be assigned
1949	109565994	$161,129.81	95.00	0	37	Fixed	154 bps	to be assigned
1950	109566000	$161,886.19	90.00	0	34	Fixed	154 bps	to be assigned
1951	109566034	$165,260.70	95.00	0	37	Arm	231 bps	to be assigned
1952	109566059	$166,964.17	95.00	0	37	Fixed	154 bps	to be assigned
1953	109566067	$175,301.04	90.00	0	34	Arm	231 bps	to be assigned
1954	109566075	$175,250.96	90.00	0	34	Arm	231 bps	to be assigned
1955	109566109	$181,639.17	90.00	0	34	Fixed	154 bps	to be assigned
1956	109566125	$189,905.89	95.00	0	37	Fixed	154 bps	to be assigned
1957	109566133	$190,886.45	84.89	0	30	Fixed	154 bps	to be assigned
1958	109566141	$194,603.34	95.00	0	37	Fixed	154 bps	to be assigned
1959	109566158	$198,411.43	95.00	0	37	Arm	231 bps	to be assigned
1960	109566190	$204,082.33	95.00	0	37	Arm	231 bps	to be assigned
1961	109566208	$218,205.52	95.00	0	37	Arm	231 bps	to be assigned
1962	109566224	$224,058.20	95.00	0	37	Arm	231 bps	to be assigned
1963	109566232	$231,886.73	90.00	0	34	Arm	231 bps	to be assigned
1964	109566240	$233,734.75	90.00	0	34	Arm	231 bps	to be assigned
1965	109566257	$242,156.48	95.00	0	37	Fixed	154 bps	to be assigned
1966	109566265	$251,343.95	95.00	0	37	Arm	231 bps	to be assigned
1967	109566273	$251,460.45	95.00	0	37	Arm	231 bps	to be assigned
1968	109566307	$276,091.12	85.00	0	30	Fixed	154 bps	to be assigned
1969	109624353	$130,439.11	90.00	0	34	Arm	231 bps	to be assigned
1970	109624387	$214,671.76	93.89	0	37	Fixed	154 bps	to be assigned
1971	109624437	$116,253.76	85.00	0	30	Fixed	154 bps	to be assigned
1972	109624452	$152,920.69	90.00	0	34	Arm	231 bps	to be assigned
1973	109624528	$ 39,976.98	100.00	0	40	Arm	231 bps	to be assigned
1974	109624692	$293,504.57	100.00	0	40	Arm	231 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

1975	109624791	$116,491.55	90.00	0	34	Fixed	154 bps	to be assigned
1976	109625285	$116,688.59	86.67	0	31	Arm	231 bps	to be assigned
1977	109625327	$322,455.71	85.00	0	30	Arm	231 bps	to be assigned
1978	109625467	$243,618.15	100.00	0	40	Fixed	154 bps	to be assigned
1979	109625491	$ 49,478.68	90.00	0	34	Fixed	154 bps	to be assigned
1980	109625921	$ 46,954.27	92.16	0	35	Fixed	154 bps	to be assigned
1981	109625970	$130,430.54	90.00	0	34	Arm	231 bps	to be assigned
1982	109626051	$ 56,855.96	85.00	0	30	Arm	231 bps	to be assigned
1983	109626358	$ 40,301.49	90.00	0	34	Fixed	154 bps	to be assigned
1984	109626432	$207,912.48	85.00	0	30	Fixed	154 bps	to be assigned
1985	109626481	$192,723.01	90.00	0	34	Fixed	154 bps	to be assigned
1986	109626515	$272,814.79	94.99	0	37	Arm	231 bps	to be assigned
1987	109626549	$172,620.13	90.00	0	34	Arm	231 bps	to be assigned
1988	109626747	$172,629.41	95.00	0	37	Fixed	154 bps	to be assigned
1989	109626804	$ 83,175.97	85.00	0	30	Arm	231 bps	to be assigned
1990	109626853	$ 54,827.17	90.00	0	34	Arm	231 bps	to be assigned
1991	109626895	$116,825.41	90.00	0	34	Fixed	154 bps	to be assigned
1992	109626911	$157,240.52	90.00	0	34	Fixed	154 bps	to be assigned
1993	109626937	$157,237.96	90.00	0	34	Arm	231 bps	to be assigned
1994	109626952	$412,209.50	89.78	0	34	Arm	231 bps	to be assigned
1995	109626960	$263,016.70	85.00	0	30	Arm	231 bps	to be assigned
1996	109626986	$288,454.36	85.00	0	30	Arm	231 bps	to be assigned
1997	109627018	$308,781.24	85.00	0	30	Fixed	154 bps	to be assigned
1998	109627091	$220,875.03	85.00	0	30	Arm	231 bps	to be assigned
1999	109627141	$224,561.50	90.00	0	34	Arm	231 bps	to be assigned
2000	109627158	$318,892.10	90.00	0	34	Arm	231 bps	to be assigned
2001	109627182	$215,667.97	84.71	0	30	Arm	231 bps	to be assigned
2002	109627307	$186,173.47	90.00	0	34	Arm	231 bps	to be assigned
2003	109627372	$267,530.09	85.00	0	30	Fixed	154 bps	to be assigned
2004	109627422	$499,642.81	83.33	0	28	Arm	231 bps	to be assigned
2005	109627539	$234,828.71	82.46	0	28	Arm	231 bps	to be assigned
2006	109659102	$ 33,869.81	84.96	0	30	Arm	231 bps	to be assigned
2007	109659136	$ 35,310.12	85.00	0	30	Fixed	154 bps	to be assigned
2008	109659516	$ 50,348.46	90.00	0	34	Fixed	154 bps	to be assigned
2009	109659730	$ 58,166.03	85.00	0	30	Arm	231 bps	to be assigned
2010	109659748	$ 58,423.20	90.00	0	34	Arm	231 bps	to be assigned
2011	109659839	$ 61,124.77	90.00	0	34	Arm	231 bps	to be assigned
2012	109659870	$ 62,926.04	90.00	0	34	Arm	231 bps	to be assigned
2013	109659904	$ 62,925.43	90.00	0	34	Arm	231 bps	to be assigned
2014	109660092	$ 67,425.84	90.00	0	34	Arm	231 bps	to be assigned
2015	109660175	$ 68,761.88	85.00	0	30	Fixed	154 bps	to be assigned
2016	109660290	$ 71,942.53	89.44	0	33	Fixed	154 bps	to be assigned
2017	109660456	$ 79,103.70	90.00	0	34	Arm	231 bps	to be assigned
2018	109660464	$ 79,103.70	90.00	0	34	Arm	231 bps	to be assigned
2019	109660605	$ 82,184.78	85.00	0	30	Arm	231 bps	to be assigned
2020	109660621	$ 83,142.63	85.00	0	30	Arm	231 bps	to be assigned
2021	109660696	$ 84,904.04	85.00	0	30	Arm	231 bps	to be assigned
2022	109660746	$ 85,313.49	89.95	0	34	Arm	231 bps	to be assigned
2023	109660779	$ 85,678.15	84.96	0	30	Arm	231 bps	to be assigned
2024	109660803	$ 86,602.54	85.00	0	30	Arm	231 bps	to be assigned
2025	109660811	$ 86,582.44	85.00	0	30	Arm	231 bps	to be assigned
2026	109661058	$ 92,878.04	82.30	0	28	Arm	231 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

2027	109661074	$ 93,491.69	90.00	0	34	Arm	231 bps	to be assigned
2028	109661512	$107,847.07	90.00	0	34	Arm	231 bps	to be assigned
2029	109661611	$109,851.60	81.48	0	27	Arm	231 bps	to be assigned
2030	109661710	$112,014.75	85.00	0	30	Arm	231 bps	to be assigned
2031	109661728	$112,050.77	94.97	0	37	Arm	231 bps	to be assigned
2032	109661835	$116,756.83	90.00	0	34	Arm	231 bps	to be assigned
2033	109661850	$116,901.46	90.00	0	34	Arm	231 bps	to be assigned
2034	109661884	$117,160.99	85.00	0	30	Arm	231 bps	to be assigned
2035	109662072	$121,065.67	90.00	0	34	Arm	231 bps	to be assigned
2036	109662148	$123,133.65	89.41	0	33	Fixed	154 bps	to be assigned
2037	109662189	$124,799.54	85.00	0	30	Arm	231 bps	to be assigned
2038	109662205	$124,818.49	83.33	0	28	Arm	231 bps	to be assigned
2039	109662239	$124,955.53	90.00	0	34	Arm	231 bps	to be assigned
2040	109662288	$126,075.77	85.00	0	30	Arm	231 bps	to be assigned
2041	109662304	$126,951.37	84.93	0	30	Arm	231 bps	to be assigned
2042	109662429	$131,222.73	90.00	0	34	Arm	231 bps	to be assigned
2043	109662601	$134,136.41	84.38	0	29	Fixed	154 bps	to be assigned
2044	109662627	$134,794.13	90.00	0	34	Arm	231 bps	to be assigned
2045	109662650	$137,403.34	90.00	0	34	Arm	231 bps	to be assigned
2046	109662734	$141,772.10	85.00	0	30	Arm	231 bps	to be assigned
2047	109662742	$141,738.23	85.00	0	30	Arm	231 bps	to be assigned
2048	109662759	$143,562.11	89.87	0	34	Arm	231 bps	to be assigned
2049	109662809	$144,341.22	85.00	0	30	Arm	231 bps	to be assigned
2050	109662924	$148,367.77	90.00	0	34	Arm	231 bps	to be assigned
2051	109663005	$150,985.45	90.00	0	34	Arm	231 bps	to be assigned
2052	109663013	$151,111.26	85.00	0	30	Arm	231 bps	to be assigned
2053	109663062	$152,708.32	84.95	0	30	Arm	231 bps	to be assigned
2054	109663070	$152,818.89	85.00	0	30	Arm	231 bps	to be assigned
2055	109663096	$152,831.89	85.00	0	30	Arm	231 bps	to be assigned
2056	109663187	$157,298.45	90.00	0	34	Arm	231 bps	to be assigned
2057	109663203	$158,601.41	90.00	0	34	Arm	231 bps	to be assigned
2058	109663260	$161,212.76	85.00	0	30	Fixed	154 bps	to be assigned
2059	109663286	$161,812.52	90.00	0	34	Arm	231 bps	to be assigned
2060	109663450	$170,763.87	90.00	0	34	Arm	231 bps	to be assigned
2061	109663559	$175,232.10	90.00	0	34	Arm	231 bps	to be assigned
2062	109663609	$176,549.11	84.19	0	29	Arm	231 bps	to be assigned
2063	109663708	$179,710.68	90.00	0	34	Arm	231 bps	to be assigned
2064	109663880	$188,689.07	89.99	0	34	Arm	231 bps	to be assigned
2065	109664326	$219,327.27	90.00	0	34	Fixed	154 bps	to be assigned
2066	109664342	$219,441.03	85.00	0	30	Arm	231 bps	to be assigned
2067	109664375	$220,738.38	85.00	0	30	Arm	231 bps	to be assigned
2068	109664417	$224,547.31	90.00	0	34	Arm	231 bps	to be assigned
2069	109664433	$224,726.43	90.00	0	34	Arm	231 bps	to be assigned
2070	109664516	$232,819.66	84.86	0	30	Arm	231 bps	to be assigned
2071	109664524	$236,380.66	89.66	0	34	Arm	231 bps	to be assigned
2072	109664557	$237,837.41	90.00	0	34	Fixed	154 bps	to be assigned
2073	109664565	$237,837.41	90.00	0	34	Fixed	154 bps	to be assigned
2074	109664573	$238,178.21	89.90	0	34	Arm	231 bps	to be assigned
2075	109664730	$261,479.88	90.00	0	34	Arm	231 bps	to be assigned
2076	109664821	$271,669.61	85.00	0	30	Arm	231 bps	to be assigned
2077	109664847	$275,887.36	85.00	0	30	Arm	231 bps	to be assigned
2078	109664862	$280,122.33	85.00	0	30	Arm	231 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

2079	109664904	$288,546.84	85.00	0	30	Arm	231 bps	to be assigned
2080	109664938	$292,144.36	90.00	0	34	Arm	231 bps	to be assigned
2081	109665216	$332,488.22	90.00	0	34	Arm	231 bps	to be assigned
2082	109665349	$348,117.07	85.00	0	30	Arm	231 bps	to be assigned
2083	109665505	$411,736.27	85.00	0	30	Arm	231 bps	to be assigned
2084	109665604	$449,222.94	90.00	0	34	Arm	231 bps	to be assigned
2085	109676049	$ 62,964.13	90.00	0	34	Fixed	135 bps	to be assigned
2086	109676056	$134,436.41	92.79	0	36	Arm	212 bps	to be assigned
2087	109676114	$132,923.48	95.00	0	37	Fixed	135 bps	to be assigned
2088	109676130	$115,121.92	90.00	0	34	Arm	212 bps	to be assigned
2089	109676189	$391,142.62	90.00	0	34	Fixed	135 bps	to be assigned
2090	109676379	$ 81,167.67	95.00	0	37	Fixed	135 bps	to be assigned
2091	109676478	$ 74,648.33	90.00	0	34	Arm	212 bps	to be assigned
2092	109676619	$130,422.32	95.00	0	37	Fixed	135 bps	to be assigned
2093	109676635	$373,155.74	88.93	0	33	Fixed	135 bps	to be assigned
2094	109676668	$273,342.39	95.00	0	37	Arm	212 bps	to be assigned
2095	109676817	$216,568.79	85.00	0	30	Arm	212 bps	to be assigned
2096	109677088	$232,554.46	95.00	0	37	Fixed	135 bps	to be assigned
2097	109677112	$233,807.81	90.00	0	34	Arm	212 bps	to be assigned
2098	109677211	$157,363.07	90.00	0	34	Arm	212 bps	to be assigned
2099	109677260	$100,729.57	90.00	0	34	Fixed	135 bps	to be assigned
2100	109677344	$ 89,931.86	90.00	0	34	Arm	212 bps	to be assigned
2101	109677351	$200,282.43	95.00	0	37	Fixed	135 bps	to be assigned
2102	109677450	$ 66,359.99	95.00	0	37	Fixed	135 bps	to be assigned
2103	109677526	$116,421.03	84.42	0	29	Arm	212 bps	to be assigned
2104	109677542	$ 77,349.63	90.00	0	34	Arm	212 bps	to be assigned
2105	109677609	$277,123.85	95.00	0	37	Fixed	135 bps	to be assigned
2106	109677658	$190,284.66	85.00	0	30	Arm	212 bps	to be assigned
2107	109677682	$ 85,442.63	95.00	0	37	Fixed	135 bps	to be assigned
2108	109677732	$299,481.99	90.00	0	34	Arm	212 bps	to be assigned
2109	109677906	$ 90,188.83	95.00	0	37	Fixed	135 bps	to be assigned
2110	109677971	$242,401.80	85.00	0	30	Arm	212 bps	to be assigned
2111	109677997	$309,823.99	90.00	0	34	Fixed	135 bps	to be assigned
2112	109678003	$183,980.85	82.00	0	27	Fixed	135 bps	to be assigned
2113	109678144	$284,770.96	95.00	0	37	Fixed	135 bps	to be assigned
2114	109678375	$163,663.06	90.00	0	34	Arm	212 bps	to be assigned
2115	109678508	$341,624.20	90.00	0	34	Arm	212 bps	to be assigned
2116	109678532	$112,434.61	90.00	0	34	Arm	212 bps	to be assigned
2117	109678615	$163,790.76	95.00	0	37	Arm	212 bps	to be assigned
2118	109678714	$ 83,679.27	85.00	0	30	Arm	212 bps	to be assigned
2119	109678987	$156,442.65	95.00	0	37	Arm	212 bps	to be assigned
2120	109679027	$121,423.32	90.00	0	34	Arm	212 bps	to be assigned
2121	109679316	$261,074.35	93.97	0	37	Arm	212 bps	to be assigned
2122	109679407	$114,241.37	90.00	0	34	Arm	212 bps	to be assigned
2123	109679431	$163,708.65	90.00	0	34	Arm	212 bps	to be assigned
2124	109679472	$189,857.57	95.00	0	37	Arm	212 bps	to be assigned
2125	109679845	$ 70,399.65	85.00	0	30	Fixed	135 bps	to be assigned
2126	109680074	$ 85,437.81	90.00	0	34	Arm	212 bps	to be assigned
2127	109680306	$125,805.77	90.00	0	34	Arm	212 bps	to be assigned
2128	109680314	$219,996.97	95.00	0	37	Arm	212 bps	to be assigned
2129	109680389	$260,791.28	90.00	0	34	Arm	212 bps	to be assigned
2130	109680462	$ 89,930.49	90.00	0	34	Arm	212 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

2131	109680470	$154,887.25	87.08	0	32	Arm	212 bps	to be assigned
2132	109680538	$292,306.74	95.00	0	37	Arm	212 bps	to be assigned
2133	109680546	$186,855.56	85.00	0	30	Fixed	135 bps	to be assigned
2134	109680579	$ 76,442.66	85.00	0	30	Fixed	135 bps	to be assigned
2135	109680645	$305,783.59	90.00	0	34	Arm	212 bps	to be assigned
2136	109680678	$ 80,955.67	90.00	0	34	Fixed	135 bps	to be assigned
2137	109680785	$130,406.97	90.00	0	34	Fixed	135 bps	to be assigned
2138	109680843	$100,642.06	95.00	0	37	Arm	212 bps	to be assigned
2139	109681015	$ 76,463.16	84.07	0	29	Fixed	135 bps	to be assigned
2140	109681049	$ 50,371.60	90.00	0	34	Arm	212 bps	to be assigned
2141	109681122	$100,722.92	90.00	0	34	Arm	212 bps	to be assigned
2142	109681155	$215,782.91	90.00	0	34	Arm	212 bps	to be assigned
2143	109681171	$122,334.52	90.00	0	34	Arm	212 bps	to be assigned
2144	109681221	$ 91,116.75	95.00	0	37	Fixed	135 bps	to be assigned
2145	109681262	$193,350.24	90.00	0	34	Arm	212 bps	to be assigned
2146	109681395	$ 66,923.78	95.00	0	37	Fixed	135 bps	to be assigned
2147	109681486	$128,148.95	95.00	0	37	Arm	212 bps	to be assigned
2148	109681593	$124,999.47	90.00	0	34	Arm	212 bps	to be assigned
2149	109681635	$ 89,033.21	90.00	0	34	Arm	212 bps	to be assigned
2150	109681668	$220,012.46	85.00	0	30	Fixed	135 bps	to be assigned
2151	109681692	$323,715.53	90.00	0	34	Fixed	135 bps	to be assigned
2152	109681833	$177,962.55	89.06	0	33	Arm	212 bps	to be assigned
2153	109681940	$130,050.47	95.00	0	37	Fixed	135 bps	to be assigned
2154	109681981	$188,867.94	90.00	0	34	Fixed	135 bps	to be assigned
2155	109682054	$226,398.30	95.00	0	37	Arm	212 bps	to be assigned
2156	109682070	$157,128.54	85.00	0	30	Arm	212 bps	to be assigned
2157	109682088	$181,463.97	90.00	0	34	Arm	212 bps	to be assigned
2158	109682096	$377,674.55	90.00	0	34	Arm	212 bps	to be assigned
2159	109682195	$ 93,089.37	90.00	0	34	Arm	212 bps	to be assigned
2160	109682203	$136,701.48	90.00	0	34	Fixed	135 bps	to be assigned
2161	109682286	$177,184.61	90.00	0	34	Fixed	135 bps	to be assigned
2162	109682328	$ 94,457.30	90.00	0	34	Arm	212 bps	to be assigned
2163	109682385	$ 68,358.99	95.00	0	37	Arm	212 bps	to be assigned
2164	109682401	$ 79,152.02	90.00	0	34	Arm	212 bps	to be assigned
2165	109682526	$113,890.79	87.69	0	32	Fixed	135 bps	to be assigned
2166	109682591	$112,422.19	90.00	0	34	Arm	212 bps	to be assigned
2167	109682609	$ 68,345.03	95.00	0	37	Arm	212 bps	to be assigned
2168	109682625	$157,173.47	85.00	0	30	Arm	212 bps	to be assigned
2169	109682914	$244,771.98	83.90	0	29	Arm	212 bps	to be assigned
2170	109682922	$104,329.09	90.00	0	34	Arm	212 bps	to be assigned
2171	109682948	$103,456.39	95.00	0	37	Fixed	135 bps	to be assigned
2172	109682997	$ 64,992.33	85.00	0	30	Arm	212 bps	to be assigned
2173	109683011	$229,311.88	90.00	0	34	Arm	212 bps	to be assigned
2174	109683029	$193,061.05	95.00	0	37	Arm	212 bps	to be assigned
2175	109683110	$143,870.45	90.00	0	34	Arm	212 bps	to be assigned
2176	109683219	$102,543.96	90.00	0	34	Arm	212 bps	to be assigned
2177	109683276	$ 52,169.66	90.00	0	34	Arm	212 bps	to be assigned
2178	109683417	$275,780.38	82.88	0	28	Arm	212 bps	to be assigned
2179	109683524	$ 91,938.27	100.00	0	40	Arm	212 bps	to be assigned
2180	109683581	$ 75,941.88	95.00	0	37	Arm	212 bps	to be assigned
2181	109683755	$189,199.63	85.00	0	30	Arm	212 bps	to be assigned
2182	109684001	$175,345.91	90.00	0	34	Arm	212 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

2183	109684076	$133,086.44	90.00	0	34	Arm	212 bps	to be assigned
2184	109684159	$108,355.71	90.00	0	34	Arm	212 bps	to be assigned
2185	109684225	$ 71,924.56	90.00	0	34	Arm	212 bps	to be assigned
2186	109684357	$222,595.93	90.00	0	34	Fixed	135 bps	to be assigned
2187	109684415	$164,789.73	95.00	0	37	Fixed	135 bps	to be assigned
2188	109684456	$158,406.62	95.00	0	37	Arm	212 bps	to be assigned
2189	109684498	$211,239.94	90.00	0	34	Arm	212 bps	to be assigned
2190	109684514	$110,437.08	85.00	0	30	Arm	212 bps	to be assigned
2191	109684522	$ 99,381.21	85.00	0	30	Fixed	135 bps	to be assigned
2192	109684654	$ 62,960.24	90.00	0	34	Arm	212 bps	to be assigned
2193	109684746	$ 68,354.57	95.00	0	37	Arm	212 bps	to be assigned
2194	109684811	$293,763.73	89.91	0	34	Fixed	135 bps	to be assigned
2195	109684894	$206,466.99	95.00	0	37	Arm	212 bps	to be assigned
2196	109685016	$118,668.69	95.00	0	37	Arm	212 bps	to be assigned
2197	109685255	$143,902.39	90.00	0	34	Arm	212 bps	to be assigned
2198	109685602	$240,110.67	90.00	0	34	Arm	212 bps	to be assigned
2199	109685867	$106,140.77	90.00	0	34	Arm	212 bps	to be assigned
2200	109685883	$173,590.37	90.00	0	34	Arm	212 bps	to be assigned
2201	109685958	$215,409.71	90.00	0	34	Arm	212 bps	to be assigned
2202	109685990	$130,409.74	90.00	0	34	Fixed	135 bps	to be assigned
2203	109686022	$129,475.84	90.00	0	34	Arm	212 bps	to be assigned
2204	109686048	$181,287.55	95.00	0	37	Fixed	135 bps	to be assigned
2205	109686071	$153,193.36	90.00	0	34	Fixed	135 bps	to be assigned
2206	109686139	$124,860.02	85.00	0	30	Fixed	135 bps	to be assigned
2207	109686154	$157,835.03	80.61	0	26	Fixed	135 bps	to be assigned
2208	109686261	$ 69,664.25	85.00	0	30	Fixed	135 bps	to be assigned
2209	109686410	$142,525.97	90.00	0	34	Arm	212 bps	to be assigned
2210	109686675	$152,878.25	90.00	0	34	Arm	212 bps	to be assigned
2211	109686741	$235,425.15	95.00	0	37	Arm	212 bps	to be assigned
2212	109686899	$ 80,541.93	95.00	0	37	Arm	212 bps	to be assigned
2213	109686923	$267,584.09	85.00	0	30	Arm	212 bps	to be assigned
2214	109686949	$116,486.34	90.00	0	34	Fixed	135 bps	to be assigned
2215	109687012	$122,229.10	95.00	0	37	Arm	212 bps	to be assigned
2216	109687442	$152,861.69	90.00	0	34	Arm	212 bps	to be assigned
2217	109687467	$135,797.11	90.00	0	34	Arm	212 bps	to be assigned
2218	109687525	$ 58,747.78	95.00	0	37	Arm	212 bps	to be assigned
2219	109687772	$108,224.33	95.00	0	37	Arm	212 bps	to be assigned
2220	109687913	$ 66,464.05	95.00	0	37	Fixed	135 bps	to be assigned
2221	109688051	$144,381.32	85.00	0	30	Fixed	135 bps	to be assigned
2222	109688176	$171,367.54	88.40	0	33	Arm	212 bps	to be assigned
2223	109688267	$134,815.74	90.00	0	34	Arm	212 bps	to be assigned
2224	109688416	$ 53,903.88	90.00	0	34	Fixed	135 bps	to be assigned
2225	109688432	$179,885.22	90.00	0	34	Fixed	135 bps	to be assigned
2226	109688622	$ 99,910.47	84.75	0	30	Arm	212 bps	to be assigned
2227	109688697	$114,630.23	85.00	0	30	Arm	212 bps	to be assigned
2228	109688705	$116,033.20	90.00	0	34	Arm	212 bps	to be assigned
2229	109688721	$181,653.90	90.00	0	34	Fixed	135 bps	to be assigned
2230	109688747	$109,177.44	95.00	0	37	Arm	212 bps	to be assigned
2231	109688796	$215,829.82	90.00	0	34	Arm	212 bps	to be assigned
2232	109688861	$ 86,389.60	95.00	0	37	Fixed	135 bps	to be assigned
2233	109688895	$127,705.15	90.00	0	34	Fixed	135 bps	to be assigned
2234	109688945	$ 89,917.84	90.00	0	34	Arm	212 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

2235	109689000	$209,524.70	90.00	0	34	Arm	212 bps	to be assigned
2236	109689091	$ 98,927.26	90.00	0	34	Arm	212 bps	to be assigned
2237	109689141	$118,689.97	90.00	0	34	Arm	212 bps	to be assigned
2238	109689208	$250,580.04	85.00	0	30	Fixed	135 bps	to be assigned
2239	109689281	$359,704.33	90.00	0	34	Arm	212 bps	to be assigned
2240	109689299	$270,512.29	95.00	0	37	Arm	212 bps	to be assigned
2241	109689349	$166,835.69	90.00	0	34	Arm	212 bps	to be assigned
2242	109689356	$166,381.30	90.00	0	34	Fixed	135 bps	to be assigned
2243	109689372	$106,177.99	85.00	0	30	Arm	212 bps	to be assigned
2244	109689505	$ 69,227.57	85.00	0	30	Fixed	135 bps	to be assigned
2245	109689620	$ 80,698.40	95.00	0	37	Fixed	135 bps	to be assigned
2246	109689778	$220,845.59	80.36	0	26	Arm	212 bps	to be assigned
2247	109689927	$ 51,827.01	85.00	0	30	Fixed	135 bps	to be assigned
2248	109690016	$168,167.40	90.00	0	34	Arm	212 bps	to be assigned
2249	109690099	$140,150.81	85.00	0	30	Arm	212 bps	to be assigned
2250	109690149	$186,799.14	85.00	0	30	Arm	212 bps	to be assigned
2251	109690180	$207,815.59	84.55	0	30	Fixed	135 bps	to be assigned
2252	109690305	$103,339.19	90.00	0	34	Fixed	135 bps	to be assigned
2253	109690388	$ 82,596.85	89.95	0	34	Fixed	135 bps	to be assigned
2254	109690628	$148,637.38	85.00	0	30	Arm	212 bps	to be assigned
2255	109690636	$152,831.86	90.00	0	34	Arm	212 bps	to be assigned
2256	109690743	$130,412.44	90.00	0	34	Arm	212 bps	to be assigned
2257	109690883	$148,394.13	90.00	0	34	Arm	212 bps	to be assigned
2258	109690941	$ 87,801.17	95.00	0	37	Fixed	135 bps	to be assigned
2259	109691014	$280,013.40	91.89	0	35	Arm	212 bps	to be assigned
2260	109691089	$224,842.79	90.00	0	34	Arm	212 bps	to be assigned
2261	109691154	$312,113.86	85.00	0	30	Arm	212 bps	to be assigned
2262	109691261	$379,453.31	90.00	0	34	Arm	212 bps	to be assigned
2263	109691295	$ 68,364.17	90.00	0	34	Arm	212 bps	to be assigned
2264	109691402	$307,562.26	90.00	0	34	Arm	212 bps	to be assigned
2265	109691568	$170,483.11	90.00	0	34	Fixed	135 bps	to be assigned
2266	109691634	$ 96,940.63	89.81	0	34	Arm	212 bps	to be assigned
2267	109691659	$138,604.06	95.00	0	37	Arm	212 bps	to be assigned
2268	109691683	$123,417.97	95.00	0	37	Arm	212 bps	to be assigned
2269	109691758	$345,999.34	90.00	0	34	Fixed	135 bps	to be assigned
2270	109691857	$ 76,399.39	90.00	0	34	Arm	212 bps	to be assigned
2271	109691899	$287,710.54	94.43	0	37	Fixed	135 bps	to be assigned
2272	109691931	$280,124.70	90.00	0	34	Arm	212 bps	to be assigned
2273	109692194	$164,197.05	95.00	0	37	Arm	212 bps	to be assigned
2274	109692244	$246,754.11	98.80	0	40	Fixed	135 bps	to be assigned
2275	109692533	$ 58,529.12	85.00	0	30	Arm	212 bps	to be assigned
2276	109692749	$ 54,948.63	82.06	0	27	Fixed	135 bps	to be assigned
2277	109692830	$273,400.98	95.00	0	37	Fixed	135 bps	to be assigned
2278	109692855	$100,111.77	90.00	0	34	Arm	212 bps	to be assigned
2279	109692897	$ 58,452.99	90.00	0	34	Fixed	135 bps	to be assigned
2280	109693010	$ 69,446.32	84.34	0	29	Fixed	135 bps	to be assigned
2281	109693077	$ 52,214.22	95.00	0	37	Arm	212 bps	to be assigned
2282	109693200	$152,905.39	85.00	0	30	Arm	212 bps	to be assigned
2283	109693218	$ 59,969.57	86.96	0	31	Arm	212 bps	to be assigned
2284	109693309	$111,048.54	95.00	0	37	Arm	212 bps	to be assigned
2285	109693341	$ 81,602.04	85.95	0	31	Arm	212 bps	to be assigned
2286	109693382	$152,846.23	90.00	0	34	Fixed	135 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

2287	109693416	$190,983.37	85.00	0	30	Fixed	135 bps	to be assigned
2288	109693432	$410,191.30	85.00	0	30	Fixed	135 bps	to be assigned
2289	109693473	$364,700.23	81.11	0	27	Fixed	135 bps	to be assigned
2290	109693671	$148,274.64	93.99	0	37	Arm	212 bps	to be assigned
2291	109693697	$ 68,638.39	85.00	0	30	Fixed	135 bps	to be assigned
2292	109693770	$269,728.63	90.00	0	34	Arm	212 bps	to be assigned
2293	109694067	$193,664.59	85.00	0	30	Fixed	135 bps	to be assigned
2294	109694208	$269,805.56	90.00	0	34	Arm	212 bps	to be assigned
2295	109694224	$268,744.76	84.06	0	29	Arm	212 bps	to be assigned
2296	109694232	$136,798.41	100.00	0	40	Fixed	135 bps	to be assigned
2297	109694315	$118,613.00	85.00	0	30	Fixed	135 bps	to be assigned
2298	109694331	$135,373.89	82.12	0	27	Arm	212 bps	to be assigned
2299	109694422	$ 95,414.74	95.00	0	37	Arm	212 bps	to be assigned
2300	109694455	$140,157.60	85.00	0	30	Arm	212 bps	to be assigned
2301	109694554	$373,193.24	90.00	0	34	Fixed	135 bps	to be assigned
2302	109694570	$109,162.21	95.00	0	37	Arm	212 bps	to be assigned
2303	109694778	$ 80,681.83	95.00	0	37	Arm	212 bps	to be assigned
2304	109695031	$ 88,119.49	90.00	0	34	Arm	212 bps	to be assigned
2305	109695072	$211,330.03	90.00	0	34	Arm	212 bps	to be assigned
2306	109695148	$265,281.94	90.00	0	34	Arm	212 bps	to be assigned
2307	109695155	$377,741.18	90.00	0	34	Arm	212 bps	to be assigned
2308	109695270	$ 61,758.56	90.00	0	34	Fixed	135 bps	to be assigned
2309	109695585	$109,681.84	88.00	0	32	Fixed	135 bps	to be assigned
2310	109695684	$110,409.24	85.00	0	30	Fixed	135 bps	to be assigned
2311	109695718	$112,899.82	84.96	0	30	Fixed	135 bps	to be assigned
2312	109695734	$ 75,533.54	90.00	0	34	Arm	212 bps	to be assigned
2313	109695783	$211,357.80	89.24	0	33	Fixed	135 bps	to be assigned
2314	109695809	$161,874.88	90.00	0	34	Fixed	135 bps	to be assigned
2315	109695817	$ 67,935.48	85.00	0	30	Fixed	135 bps	to be assigned
2316	109695825	$ 96,847.07	95.00	0	37	Fixed	135 bps	to be assigned
2317	109695924	$ 55,732.15	91.63	0	35	Arm	212 bps	to be assigned
2318	109696120	$ 51,270.48	90.00	0	34	Arm	212 bps	to be assigned
2319	109696138	$143,925.35	90.00	0	34	Fixed	135 bps	to be assigned
2320	109696245	$ 76,436.05	90.00	0	34	Fixed	135 bps	to be assigned
2321	109696369	$ 52,208.01	95.00	0	37	Arm	212 bps	to be assigned
2322	109696526	$214,864.29	84.65	0	30	Fixed	135 bps	to be assigned
2323	109696575	$169,909.23	95.00	0	37	Arm	212 bps	to be assigned
2324	109696708	$318,483.52	85.00	0	30	Fixed	135 bps	to be assigned
2325	109696732	$179,852.16	90.00	0	34	Arm	212 bps	to be assigned
2326	109696807	$147,149.18	95.00	0	37	Fixed	135 bps	to be assigned
2327	109696823	$150,936.77	95.00	0	37	Arm	212 bps	to be assigned
2328	109696880	$ 53,521.36	90.00	0	34	Arm	212 bps	to be assigned
2329	109697003	$104,437.34	95.00	0	37	Fixed	135 bps	to be assigned
2330	109697037	$ 61,769.96	83.65	0	29	Fixed	135 bps	to be assigned
2331	109697078	$140,174.03	85.00	0	30	Arm	212 bps	to be assigned
2332	109697136	$323,709.93	90.00	0	34	Fixed	135 bps	to be assigned
2333	109697151	$125,030.24	90.00	0	34	Arm	212 bps	to be assigned
2334	109697177	$157,886.22	87.78	0	32	Arm	212 bps	to be assigned
2335	109697235	$188,859.73	87.91	0	32	Arm	212 bps	to be assigned
2336	109697268	$270,560.83	95.00	0	37	Arm	212 bps	to be assigned
2337	109697342	$166,089.61	94.97	0	37	Fixed	135 bps	to be assigned
2338	109697367	$179,852.16	90.00	0	34	Fixed	135 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

2339	109697466	$ 74,208.59	90.00	0	34	Arm	212 bps	to be assigned
2340	109697474	$310,340.71	90.00	0	34	Arm	212 bps	to be assigned
2341	109697524	$ 88,293.09	95.00	0	37	Fixed	135 bps	to be assigned
2342	109697540	$134,901.80	90.00	0	34	Fixed	135 bps	to be assigned
2343	109697755	$152,873.35	90.00	0	34	Arm	212 bps	to be assigned
2344	109697763	$ 61,144.45	90.00	0	34	Arm	212 bps	to be assigned
2345	109697953	$130,413.32	90.00	0	34	Arm	212 bps	to be assigned
2346	109698233	$122,914.06	82.00	0	27	Fixed	135 bps	to be assigned
2347	109698274	$142,048.46	95.00	0	37	Fixed	135 bps	to be assigned
2348	109698365	$125,909.25	90.00	0	34	Fixed	135 bps	to be assigned
2349	109698399	$140,238.37	84.64	0	30	Fixed	135 bps	to be assigned
2350	109698464	$ 90,047.63	85.00	0	30	Arm	212 bps	to be assigned
2351	109698555	$100,295.76	90.00	0	34	Arm	212 bps	to be assigned
2352	109698902	$102,108.52	90.00	0	34	Fixed	135 bps	to be assigned
2353	109699058	$310,240.43	90.00	0	34	Arm	212 bps	to be assigned
2354	109699066	$ 71,969.15	82.76	0	28	Fixed	135 bps	to be assigned
2355	109699108	$138,608.81	95.00	0	37	Fixed	135 bps	to be assigned
2356	109699165	$157,356.23	86.54	0	31	Fixed	135 bps	to be assigned
2357	109699355	$206,829.99	90.00	0	34	Arm	212 bps	to be assigned
2358	109699397	$ 77,742.39	95.00	0	37	Arm	212 bps	to be assigned
2359	109699488	$152,022.80	85.00	0	30	Arm	212 bps	to be assigned
2360	109699546	$121,876.20	85.46	0	30	Fixed	135 bps	to be assigned
2361	109699561	$157,139.01	85.00	0	30	Arm	212 bps	to be assigned
2362	109699579	$256,327.89	90.00	0	34	Arm	212 bps	to be assigned
2363	109699603	$134,794.76	95.00	0	37	Arm	212 bps	to be assigned
2364	109699645	$110,420.03	85.00	0	30	Fixed	135 bps	to be assigned
2365	109699751	$103,429.13	90.00	0	34	Fixed	135 bps	to be assigned
2366	109699843	$260,812.05	90.00	0	34	Fixed	135 bps	to be assigned
2367	109699900	$229,370.67	85.00	0	30	Arm	212 bps	to be assigned
2368	109699934	$ 98,945.82	90.00	0	34	Arm	212 bps	to be assigned
2369	109699942	$ 91,601.32	95.00	0	37	Arm	212 bps	to be assigned
2370	109699975	$176,623.66	85.00	0	30	Arm	212 bps	to be assigned
2371	109700047	$134,909.23	90.00	0	34	Arm	212 bps	to be assigned
2372	109700195	$115,561.56	90.00	0	34	Arm	212 bps	to be assigned
2373	109700294	$346,186.76	90.00	0	34	Arm	212 bps	to be assigned
2374	109700443	$ 81,711.98	88.17	0	32	Fixed	135 bps	to be assigned
2375	109700450	$ 96,840.57	95.00	0	37	Arm	212 bps	to be assigned
2376	109700567	$114,206.31	90.00	0	34	Arm	212 bps	to be assigned
2377	109700583	$161,862.50	84.16	0	29	Fixed	135 bps	to be assigned
2378	109700625	$142,550.99	85.00	0	30	Arm	212 bps	to be assigned
2379	109700757	$241,820.40	84.91	0	30	Arm	212 bps	to be assigned
2380	109700856	$254,389.24	95.00	0	37	Arm	212 bps	to be assigned
2381	109700955	$346,504.78	95.00	0	37	Fixed	135 bps	to be assigned
2382	109700989	$210,417.10	85.00	0	30	Arm	212 bps	to be assigned
2383	109701144	$113,307.97	90.00	0	34	Fixed	135 bps	to be assigned
2384	109701151	$245,856.14	95.00	0	37	Fixed	135 bps	to be assigned
2385	109701185	$ 82,339.45	84.95	0	30	Arm	212 bps	to be assigned
2386	109701235	$ 97,918.87	100.00	0	40	Arm	212 bps	to be assigned
2387	109701318	$ 97,020.34	90.00	0	34	Fixed	135 bps	to be assigned
2388	109701342	$265,752.43	95.00	0	37	Arm	212 bps	to be assigned
2389	109701359	$207,263.64	85.00	0	30	Arm	212 bps	to be assigned
2390	109701417	$148,391.98	90.00	0	34	Fixed	135 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

2391	109701458	$131,311.66	90.00	0	34	Arm	212 bps	to be assigned
2392	109701466	$133,362.31	95.00	0	37	Arm	212 bps	to be assigned
2393	109701482	$337,130.58	90.00	0	34	Arm	212 bps	to be assigned
2394	109701508	$350,703.67	87.75	0	32	Arm	212 bps	to be assigned
2395	109701623	$134,798.87	95.00	0	37	Arm	212 bps	to be assigned
2396	109701672	$184,247.35	84.59	0	30	Arm	212 bps	to be assigned
2397	109701698	$278,363.70	85.00	0	30	Arm	212 bps	to be assigned
2398	109701748	$137,612.91	89.13	0	33	Arm	212 bps	to be assigned
2399	109701839	$106,121.97	90.00	0	34	Arm	212 bps	to be assigned
2400	109701854	$213,661.77	89.17	0	33	Arm	212 bps	to be assigned
2401	109701862	$181,008.71	95.00	0	37	Arm	212 bps	to be assigned
2402	109701896	$297,003.27	85.00	0	30	Arm	212 bps	to be assigned
2403	109702027	$382,118.49	90.00	0	34	Arm	212 bps	to be assigned
2404	109702092	$152,322.92	95.00	0	37	Fixed	135 bps	to be assigned
2405	109702118	$129,369.57	90.00	0	34	Arm	212 bps	to be assigned
2406	109702159	$202,656.24	94.86	0	37	Arm	212 bps	to be assigned
2407	109702191	$260,794.36	90.00	0	34	Fixed	135 bps	to be assigned
2408	109702241	$244,779.17	100.00	0	40	Fixed	135 bps	to be assigned
2409	109702266	$123,411.06	95.00	0	37	Arm	212 bps	to be assigned
2410	109702274	$209,524.70	90.00	0	34	Arm	212 bps	to be assigned
2411	109702308	$131,436.41	85.00	0	30	Arm	212 bps	to be assigned
2412	109702340	$ 72,851.58	90.00	0	34	Fixed	135 bps	to be assigned
2413	109702415	$ 89,164.60	85.00	0	30	Arm	212 bps	to be assigned
2414	109702456	$102,535.24	95.00	0	37	Arm	212 bps	to be assigned
2415	109702571	$391,590.72	90.11	0	34	Fixed	135 bps	to be assigned
2416	109702589	$123,326.31	94.93	0	37	Arm	212 bps	to be assigned
2417	109702639	$464,041.99	81.49	0	27	Fixed	135 bps	to be assigned
2418	109702670	$127,714.08	90.00	0	34	Arm	212 bps	to be assigned
2419	109702779	$114,630.07	90.00	0	34	Fixed	135 bps	to be assigned
2420	109702886	$128,132.93	95.00	0	37	Fixed	135 bps	to be assigned
2421	109702993	$179,849.52	90.00	0	34	Fixed	135 bps	to be assigned
2422	109703181	$337,248.27	90.00	0	34	Fixed	135 bps	to be assigned
2423	109703207	$ 57,564.50	90.00	0	34	Arm	212 bps	to be assigned
2424	109703249	$123,391.57	95.00	0	37	Arm	212 bps	to be assigned
2425	109703603	$ 97,138.02	90.00	0	34	Arm	212 bps	to be assigned
2426	109703686	$140,188.35	89.99	0	34	Arm	212 bps	to be assigned
2427	109703694	$ 52,643.51	95.00	0	37	Fixed	135 bps	to be assigned
2428	109703884	$146,795.43	95.00	0	37	Fixed	135 bps	to be assigned
2429	109704015	$ 75,546.53	90.00	0	34	Arm	212 bps	to be assigned
2430	109704148	$142,382.03	92.53	0	36	Fixed	135 bps	to be assigned
2431	109704171	$ 73,905.20	85.00	0	30	Arm	212 bps	to be assigned
2432	109704262	$205,341.28	94.70	0	37	Arm	212 bps	to be assigned
2433	109704338	$247,299.12	90.00	0	34	Arm	212 bps	to be assigned
2434	109704395	$ 65,040.19	95.00	0	37	Arm	212 bps	to be assigned
2435	109704460	$177,840.64	82.79	0	28	Arm	212 bps	to be assigned
2436	109704478	$ 69,302.03	95.00	0	37	Arm	212 bps	to be assigned
2437	109704528	$103,434.68	90.00	0	34	Arm	212 bps	to be assigned
2438	109704643	$ 92,047.71	85.00	0	30	Arm	212 bps	to be assigned
2439	109704692	$195,525.98	90.00	0	34	Arm	212 bps	to be assigned
2440	109704817	$367,870.03	90.00	0	34	Arm	212 bps	to be assigned
2441	109704858	$ 75,737.25	86.14	0	31	Fixed	135 bps	to be assigned
2442	109704890	$229,333.06	90.00	0	34	Arm	212 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

2443	109704999	$170,886.42	90.00	0	34	Arm	212 bps	to be assigned
2444	109705004	$ 70,151.32	95.00	0	37	Arm	212 bps	to be assigned
2445	109705053	$104,915.84	85.00	0	30	Arm	212 bps	to be assigned
2446	109705228	$169,824.19	85.00	0	30	Arm	212 bps	to be assigned
2447	109705376	$ 72,205.23	85.00	0	30	Arm	212 bps	to be assigned
2448	109705384	$ 80,684.66	85.00	0	30	Arm	212 bps	to be assigned
2449	109705392	$284,716.28	95.00	0	37	Arm	212 bps	to be assigned
2450	109705434	$ 59,467.16	85.00	0	30	Arm	212 bps	to be assigned
2451	109705574	$143,874.80	90.00	0	34	Arm	212 bps	to be assigned
2452	109705582	$ 89,035.19	90.00	0	34	Arm	212 bps	to be assigned
2453	109705632	$130,702.78	87.33	0	32	Fixed	135 bps	to be assigned
2454	109705699	$332,680.98	85.17	0	30	Arm	212 bps	to be assigned
2455	109705715	$104,929.40	89.74	0	34	Fixed	135 bps	to be assigned
2456	109705723	$259,126.70	95.00	0	37	Arm	212 bps	to be assigned
2457	109705756	$224,788.56	90.00	0	34	Arm	212 bps	to be assigned
2458	109705780	$224,819.18	90.00	0	34	Fixed	135 bps	to be assigned
2459	109705897	$110,386.06	85.00	0	30	Fixed	135 bps	to be assigned
2460	109705913	$ 94,912.44	95.00	0	37	Arm	212 bps	to be assigned
2461	109705970	$215,806.62	90.00	0	34	Arm	212 bps	to be assigned
2462	109706002	$103,918.06	89.66	0	34	Arm	212 bps	to be assigned
2463	109706028	$112,976.43	95.00	0	37	Arm	212 bps	to be assigned
2464	109706077	$124,354.83	95.00	0	37	Arm	212 bps	to be assigned
2465	109706119	$ 92,627.68	90.00	0	34	Arm	212 bps	to be assigned
2466	109706218	$158,882.00	99.38	0	40	Fixed	135 bps	to be assigned
2467	109706234	$106,154.88	85.00	0	30	Fixed	135 bps	to be assigned
2468	109706275	$344,007.03	85.00	0	30	Arm	212 bps	to be assigned
2469	109706325	$110,114.88	95.00	0	37	Fixed	135 bps	to be assigned
2470	109706358	$337,220.62	90.00	0	34	Arm	212 bps	to be assigned
2471	109706366	$229,331.38	85.00	0	30	Arm	212 bps	to be assigned
2472	109706507	$116,881.28	93.60	0	36	Arm	212 bps	to be assigned
2473	109706556	$204,072.42	95.00	0	37	Arm	212 bps	to be assigned
2474	109706671	$ 59,015.51	90.00	0	34	Arm	212 bps	to be assigned
2475	109706747	$184,369.78	90.00	0	34	Arm	212 bps	to be assigned
2476	109706770	$106,144.36	90.00	0	34	Arm	212 bps	to be assigned
2477	109706846	$206,811.05	90.00	0	34	Fixed	135 bps	to be assigned
2478	109706887	$125,284.42	95.00	0	37	Arm	212 bps	to be assigned
2479	109706952	$117,816.62	90.00	0	34	Arm	212 bps	to be assigned
2480	109706978	$158,652.83	84.99	0	30	Arm	212 bps	to be assigned
2481	109706994	$292,238.13	90.00	0	34	Arm	212 bps	to be assigned
2482	109707059	$308,433.72	95.00	0	37	Fixed	135 bps	to be assigned
2483	109707174	$114,918.02	100.00	0	40	Fixed	135 bps	to be assigned
2484	109707182	$ 95,880.90	95.00	0	37	Arm	212 bps	to be assigned
2485	109707216	$175,618.25	95.00	0	37	Arm	212 bps	to be assigned
2486	109707281	$169,838.70	85.00	0	30	Arm	212 bps	to be assigned
2487	109707364	$180,353.50	95.00	0	37	Arm	212 bps	to be assigned
2488	109707398	$195,334.14	85.00	0	30	Arm	212 bps	to be assigned
2489	109707422	$140,165.91	85.00	0	30	Arm	212 bps	to be assigned
2490	109707463	$112,159.21	85.00	0	30	Arm	212 bps	to be assigned
2491	109707497	$122,288.27	80.53	0	26	Arm	212 bps	to be assigned
2492	109707646	$ 50,314.47	95.00	0	37	Arm	212 bps	to be assigned
2493	109707661	$166,109.64	95.00	0	37	Arm	212 bps	to be assigned
2494	109707695	$107,022.09	85.00	0	30	Fixed	135 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

2495	109707703	$137,633.70	95.00	0	37	Arm	212 bps	to be assigned
2496	109707745	$149,310.43	90.00	0	34	Arm	212 bps	to be assigned
2497	109707778	$120,550.91	95.00	0	37	Arm	212 bps	to be assigned
2498	109707794	$222,124.85	90.00	0	34	Arm	212 bps	to be assigned
2499	109708057	$256,352.42	85.50	0	30	Arm	212 bps	to be assigned
2500	109708214	$129,798.57	83.87	0	29	Arm	212 bps	to be assigned
2501	109708289	$ 84,408.38	95.00	0	37	Arm	212 bps	to be assigned
2502	109708305	$137,667.06	95.00	0	37	Arm	212 bps	to be assigned
2503	109708438	$124,029.36	90.00	0	34	Arm	212 bps	to be assigned
2504	109708537	$123,662.66	90.00	0	34	Arm	212 bps	to be assigned
2505	109708578	$166,293.73	90.00	0	34	Arm	212 bps	to be assigned
2506	109708594	$314,770.41	90.00	0	34	Arm	212 bps	to be assigned
2507	109708610	$ 66,368.42	86.93	0	31	Fixed	135 bps	to be assigned
2508	109708651	$ 65,653.17	90.00	0	34	Fixed	135 bps	to be assigned
2509	109708727	$ 85,430.60	90.00	0	34	Arm	212 bps	to be assigned
2510	109708735	$313,172.69	87.08	0	32	Arm	212 bps	to be assigned
2511	109708750	$109,718.51	90.00	0	34	Arm	212 bps	to be assigned
2512	109708768	$158,650.00	95.00	0	37	Arm	212 bps	to be assigned
2513	109708818	$399,613.09	84.93	0	30	Fixed	135 bps	to be assigned
2514	109708966	$131,947.32	95.00	0	37	Arm	212 bps	to be assigned
2515	109709113	$109,717.70	90.00	0	34	Arm	212 bps	to be assigned
2516	109709253	$ 93,897.49	95.00	0	37	Arm	212 bps	to be assigned
2517	109709279	$ 62,855.31	90.00	0	34	Fixed	135 bps	to be assigned
2518	109709386	$ 86,263.45	90.00	0	34	Arm	212 bps	to be assigned
2519	109709410	$ 85,369.88	90.00	0	34	Arm	212 bps	to be assigned
2520	109709428	$ 77,283.44	85.00	0	30	Fixed	135 bps	to be assigned
2521	109709444	$ 57,522.28	90.00	0	34	Fixed	135 bps	to be assigned
2522	109709469	$160,064.74	89.00	0	33	Fixed	135 bps	to be assigned
2523	109709477	$134,860.38	90.00	0	34	Fixed	135 bps	to be assigned
2524	109709501	$ 69,961.69	89.74	0	34	Arm	212 bps	to be assigned
2525	109709535	$112,430.43	91.09	0	35	Arm	212 bps	to be assigned
2526	109709675	$104,229.43	90.00	0	34	Arm	212 bps	to be assigned
2527	109709733	$ 79,930.45	88.89	0	33	Arm	212 bps	to be assigned
2528	109709824	$ 85,444.92	90.00	0	34	Arm	212 bps	to be assigned
2529	109709915	$144,792.70	90.00	0	34	Fixed	135 bps	to be assigned
2530	109709923	$ 59,808.60	90.00	0	34	Arm	212 bps	to be assigned
2531	109709931	$ 69,591.11	84.34	0	29	Fixed	135 bps	to be assigned
2532	109709949	$ 85,339.04	95.00	0	37	Arm	212 bps	to be assigned
2533	109710079	$141,201.27	94.20	0	37	Arm	212 bps	to be assigned
2534	109710103	$ 59,476.36	85.00	0	30	Fixed	135 bps	to be assigned
2535	109710137	$398,811.87	95.00	0	37	Arm	212 bps	to be assigned
2536	109710194	$ 80,859.87	90.00	0	34	Fixed	135 bps	to be assigned
2537	109710202	$ 88,136.67	90.00	0	34	Arm	212 bps	to be assigned
2538	109710228	$170,406.02	90.00	0	34	Arm	212 bps	to be assigned
2539	109710285	$111,528.11	90.00	0	34	Arm	212 bps	to be assigned
2540	109710376	$122,477.28	95.00	0	37	Fixed	135 bps	to be assigned
2541	109710418	$323,761.94	90.00	0	34	Arm	212 bps	to be assigned
2542	109710574	$ 53,975.07	90.00	0	34	Arm	212 bps	to be assigned
2543	109710830	$170,882.91	90.00	0	34	Arm	212 bps	to be assigned
2544	109710889	$173,578.63	90.00	0	34	Arm	212 bps	to be assigned
2545	109710921	$ 59,466.47	85.00	0	30	Arm	212 bps	to be assigned
2546	109710947	$273,989.92	90.00	0	34	Arm	212 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

2547	109711036	$ 80,509.88	90.00	0	34	Arm	212 bps	to be assigned
2548	109711051	$323,766.67	90.00	0	34	Arm	212 bps	to be assigned
2549	109711176	$ 59,366.80	90.00	0	34	Fixed	135 bps	to be assigned
2550	109711424	$ 61,625.77	90.00	0	34	Fixed	135 bps	to be assigned
2551	109711432	$305,814.62	90.00	0	34	Arm	212 bps	to be assigned
2552	109711481	$ 61,162.92	85.00	0	30	Arm	212 bps	to be assigned
2553	109711689	$179,832.48	94.74	0	37	Fixed	135 bps	to be assigned
2554	109711697	$ 51,268.28	90.00	0	34	Fixed	135 bps	to be assigned
2555	109711721	$123,938.36	89.21	0	33	Fixed	135 bps	to be assigned
2556	109711762	$128,401.73	89.99	0	34	Fixed	135 bps	to be assigned
2557	109711879	$191,113.65	85.00	0	30	Fixed	135 bps	to be assigned
2558	109712018	$211,371.88	90.00	0	34	Fixed	135 bps	to be assigned
2559	109712299	$ 95,356.06	90.00	0	34	Fixed	135 bps	to be assigned
2560	109712513	$138,586.09	95.00	0	37	Arm	212 bps	to be assigned
2561	109712653	$181,204.26	82.43	0	28	Arm	212 bps	to be assigned
2562	109712687	$ 54,863.09	90.00	0	34	Fixed	135 bps	to be assigned
2563	109712703	$ 70,494.30	85.00	0	30	Arm	212 bps	to be assigned
2564	109712778	$125,934.68	90.00	0	34	Fixed	135 bps	to be assigned
2565	109712828	$ 66,641.00	90.00	0	34	Arm	212 bps	to be assigned
2566	109712901	$111,915.20	82.35	0	28	Fixed	135 bps	to be assigned
2567	109713073	$169,959.19	90.00	0	34	Arm	212 bps	to be assigned
2568	109713115	$184,915.81	85.00	0	30	Arm	212 bps	to be assigned
2569	109713149	$ 74,053.70	95.00	0	37	Arm	212 bps	to be assigned
2570	109713289	$123,216.42	90.00	0	34	Arm	212 bps	to be assigned
2571	109713370	$240,984.06	90.00	0	34	Arm	212 bps	to be assigned
2572	109713438	$170,789.01	90.00	0	34	Fixed	135 bps	to be assigned
2573	109713552	$ 67,958.81	85.00	0	30	Arm	212 bps	to be assigned
2574	109713685	$ 80,649.07	94.94	0	37	Arm	212 bps	to be assigned
2575	109713784	$359,755.98	90.00	0	34	Arm	212 bps	to be assigned
2576	109713834	$179,901.47	91.37	0	35	Fixed	135 bps	to be assigned
2577	109713867	$116,761.53	95.00	0	37	Arm	212 bps	to be assigned
2578	109713909	$289,557.55	95.00	0	37	Fixed	135 bps	to be assigned
2579	109714105	$ 80,400.88	90.00	0	34	Arm	212 bps	to be assigned
2580	109714212	$ 82,595.10	95.00	0	37	Arm	212 bps	to be assigned
2581	109714352	$116,824.10	90.00	0	34	Arm	212 bps	to be assigned
2582	109714410	$208,809.22	81.96	0	27	Fixed	135 bps	to be assigned
2583	109714519	$ 85,750.64	92.26	0	35	Fixed	135 bps	to be assigned
2584	109714568	$ 60,254.80	90.00	0	34	Arm	212 bps	to be assigned
2585	109714576	$316,803.97	82.34	0	28	Arm	212 bps	to be assigned
2586	109714584	$166,382.24	90.00	0	34	Arm	212 bps	to be assigned
2587	109714667	$ 79,827.77	85.00	0	30	Arm	212 bps	to be assigned
2588	109714816	$169,935.16	90.00	0	34	Fixed	135 bps	to be assigned
2589	109714956	$ 64,131.06	85.00	0	30	Fixed	135 bps	to be assigned
2590	109714980	$165,607.29	85.00	0	30	Arm	212 bps	to be assigned
2591	109715029	$142,398.41	95.00	0	37	Arm	212 bps	to be assigned
2592	109715037	$149,333.47	85.00	0	30	Arm	212 bps	to be assigned
2593	109715045	$ 79,745.84	89.89	0	34	Fixed	135 bps	to be assigned
2594	109715102	$117,229.66	85.00	0	30	Arm	212 bps	to be assigned
2595	109715128	$126,804.68	90.00	0	34	Arm	212 bps	to be assigned
2596	109715375	$101,924.30	85.00	0	30	Arm	212 bps	to be assigned
2597	109715391	$264,877.67	89.83	0	34	Arm	212 bps	to be assigned
2598	109715458	$148,076.10	95.00	0	37	Arm	212 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

2599	109715540	$ 61,168.60	90.00	0	34	Arm	212 bps	to be assigned
2600	109715623	$ 78,938.06	85.00	0	30	Fixed	135 bps	to be assigned
2601	109715805	$228,312.33	81.32	0	27	Arm	212 bps	to be assigned
2602	109715953	$ 71,951.59	90.00	0	34	Fixed	135 bps	to be assigned
2603	109715987	$194,613.93	95.00	0	37	Arm	212 bps	to be assigned
2604	109716175	$156,944.62	90.00	0	34	Arm	212 bps	to be assigned
2605	109716266	$ 58,460.67	90.00	0	34	Arm	212 bps	to be assigned
2606	109716274	$323,721.04	90.00	0	34	Fixed	135 bps	to be assigned
2607	109716639	$ 89,665.85	95.00	0	37	Fixed	135 bps	to be assigned
2608	109716647	$ 88,351.61	85.00	0	30	Arm	212 bps	to be assigned
2609	109716746	$107,291.24	95.00	0	37	Arm	212 bps	to be assigned
2610	109716837	$ 99,650.07	80.44	0	26	Arm	212 bps	to be assigned
2611	109716845	$178,239.50	83.02	0	28	Arm	212 bps	to be assigned
2612	109716886	$139,406.40	90.00	0	34	Arm	212 bps	to be assigned
2613	109716936	$287,786.26	90.00	0	34	Arm	212 bps	to be assigned
2614	109716977	$269,208.77	85.00	0	30	Arm	212 bps	to be assigned
2615	109717017	$ 84,003.56	95.00	0	37	Arm	212 bps	to be assigned
2616	109717033	$ 76,891.74	95.00	0	37	Arm	212 bps	to be assigned
2617	109717058	$195,328.36	85.00	0	30	Arm	212 bps	to be assigned
2618	109717157	$278,797.05	90.00	0	34	Fixed	135 bps	to be assigned
2619	109717223	$ 49,962.89	83.33	0	28	Fixed	135 bps	to be assigned
2620	109717322	$196,036.59	85.00	0	30	Arm	212 bps	to be assigned
2621	109717348	$ 62,858.05	90.00	0	34	Arm	212 bps	to be assigned
2622	109717389	$183,449.21	85.00	0	30	Arm	212 bps	to be assigned
2623	109717538	$131,268.56	90.00	0	34	Fixed	135 bps	to be assigned
2624	109717652	$292,227.77	83.57	0	29	Fixed	135 bps	to be assigned
2625	109717793	$ 52,157.64	90.00	0	34	Fixed	135 bps	to be assigned
2626	109717850	$173,583.21	90.00	0	34	Fixed	135 bps	to be assigned
2627	109717884	$155,875.27	82.11	0	27	Fixed	135 bps	to be assigned
2628	109718015	$ 65,584.32	90.00	0	34	Fixed	135 bps	to be assigned
2629	109718122	$211,236.70	90.00	0	34	Arm	212 bps	to be assigned
2630	109718304	$206,852.42	90.00	0	34	Arm	212 bps	to be assigned
2631	109718437	$ 64,486.18	95.00	0	37	Fixed	135 bps	to be assigned
2632	109718460	$ 65,517.69	95.00	0	37	Fixed	135 bps	to be assigned
2633	109718502	$144,681.54	90.00	0	34	Arm	212 bps	to be assigned
2634	109718577	$ 91,058.72	90.00	0	34	Arm	212 bps	to be assigned
2635	109718775	$220,558.04	85.00	0	30	Arm	212 bps	to be assigned
2636	109719161	$ 71,960.67	94.74	0	37	Fixed	135 bps	to be assigned
2637	109719195	$112,974.15	95.00	0	37	Fixed	135 bps	to be assigned
2638	109719302	$122,213.68	84.34	0	29	Arm	212 bps	to be assigned
2639	109719351	$158,837.89	81.54	0	27	Fixed	135 bps	to be assigned
2640	109719401	$ 92,593.30	90.00	0	34	Arm	212 bps	to be assigned
2641	109719419	$163,276.28	95.00	0	37	Arm	212 bps	to be assigned
2642	109719971	$ 76,460.76	90.00	0	34	Arm	212 bps	to be assigned
2643	109720052	$118,662.23	95.00	0	37	Arm	212 bps	to be assigned
2644	109720151	$134,823.19	95.00	0	37	Arm	212 bps	to be assigned
2645	109720169	$211,446.93	95.00	0	37	Arm	212 bps	to be assigned
2646	109720193	$152,368.47	95.00	0	37	Arm	212 bps	to be assigned
2647	109720318	$230,620.19	95.00	0	37	Fixed	135 bps	to be assigned
2648	109720409	$224,784.44	90.00	0	34	Arm	212 bps	to be assigned
2649	109720490	$130,681.03	95.00	0	37	Arm	212 bps	to be assigned
2650	109720854	$178,813.11	89.05	0	33	Fixed	135 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

2651	109720870	$109,589.48	85.00	0	30	Arm	212 bps	to be assigned
2652	109720888	$216,048.28	93.21	0	36	Arm	212 bps	to be assigned
2653	109720896	$296,675.40	95.00	0	37	Arm	212 bps	to be assigned
2654	109720979	$ 84,556.96	90.00	0	34	Fixed	135 bps	to be assigned
2655	109720987	$160,432.04	95.00	0	37	Arm	212 bps	to be assigned
2656	109721050	$112,450.45	95.00	0	37	Fixed	135 bps	to be assigned
2657	109721076	$203,781.91	81.60	0	27	Fixed	135 bps	to be assigned
2658	109721159	$114,669.83	83.76	0	29	Fixed	135 bps	to be assigned
2659	109721209	$188,838.86	90.00	0	34	Arm	212 bps	to be assigned
2660	109721340	$157,133.30	85.00	0	30	Fixed	135 bps	to be assigned
2661	109721571	$114,224.08	90.00	0	34	Fixed	135 bps	to be assigned
2662	109721696	$326,429.56	90.00	0	34	Fixed	135 bps	to be assigned
2663	109721746	$159,692.64	88.89	0	33	Arm	212 bps	to be assigned
2664	109721837	$ 65,705.98	90.00	0	34	Fixed	135 bps	to be assigned
2665	109721977	$138,489.72	90.00	0	34	Arm	212 bps	to be assigned
2666	109722017	$256,478.17	100.00	0	40	Arm	212 bps	to be assigned
2667	109722207	$110,029.25	89.96	0	34	Arm	212 bps	to be assigned
2668	109722397	$100,536.76	95.00	0	37	Fixed	135 bps	to be assigned
2669	109722488	$165,721.64	87.37	0	32	Fixed	135 bps	to be assigned
2670	109722504	$ 93,923.02	95.00	0	37	Fixed	135 bps	to be assigned
2671	109722603	$143,770.14	90.00	0	34	Arm	212 bps	to be assigned
2672	109722678	$ 81,775.60	90.00	0	34	Fixed	135 bps	to be assigned
2673	109722686	$ 80,808.55	90.00	0	34	Arm	212 bps	to be assigned
2674	109722694	$ 75,458.67	94.97	0	37	Fixed	135 bps	to be assigned
2675	109722710	$128,976.89	95.00	0	37	Fixed	135 bps	to be assigned
2676	109722728	$121,775.56	90.00	0	34	Arm	212 bps	to be assigned
2677	109722777	$315,874.26	95.00	0	37	Arm	212 bps	to be assigned
2678	109722793	$127,214.41	95.00	0	37	Fixed	135 bps	to be assigned
2679	109722835	$222,887.09	90.00	0	34	Arm	212 bps	to be assigned
2680	109722843	$160,737.89	89.20	0	33	Fixed	135 bps	to be assigned
2681	109722975	$204,077.56	95.00	0	37	Arm	212 bps	to be assigned
2682	109723056	$109,578.74	90.00	0	34	Arm	212 bps	to be assigned
2683	109723098	$ 72,159.96	85.00	0	30	Arm	212 bps	to be assigned
2684	109723320	$161,865.89	90.00	0	34	Arm	212 bps	to be assigned
2685	109723353	$224,247.90	85.00	0	30	Fixed	135 bps	to be assigned
2686	109723395	$ 71,953.14	90.00	0	34	Arm	212 bps	to be assigned
2687	109723460	$214,026.15	85.00	0	30	Fixed	135 bps	to be assigned
2688	109723486	$154,879.09	100.00	0	40	Fixed	135 bps	to be assigned
2689	109723635	$148,584.00	95.00	0	37	Arm	212 bps	to be assigned
2690	109723767	$136,700.49	90.00	0	34	Arm	212 bps	to be assigned
2691	109723783	$143,545.50	85.00	0	30	Arm	212 bps	to be assigned
2692	109723973	$ 55,960.87	83.58	0	29	Fixed	135 bps	to be assigned
2693	109724021	$ 50,287.50	89.91	0	34	Arm	212 bps	to be assigned
2694	109724047	$179,884.04	90.00	0	34	Arm	212 bps	to be assigned
2695	109724161	$ 66,553.47	90.00	0	34	Arm	212 bps	to be assigned
2696	109724252	$ 65,988.18	95.00	0	37	Arm	212 bps	to be assigned
2697	109724351	$196,069.68	90.00	0	34	Arm	212 bps	to be assigned
2698	109724583	$104,325.57	90.00	0	34	Arm	212 bps	to be assigned
2699	109724666	$ 85,455.21	90.00	0	34	Arm	212 bps	to be assigned
2700	109724708	$165,340.02	85.00	0	30	Arm	212 bps	to be assigned
2701	109724815	$209,888.65	95.00	0	37	Arm	212 bps	to be assigned
2702	109724864	$195,351.98	85.00	0	30	Arm	212 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

2703	109724898	$276,674.25	90.00	0	34	Arm	212 bps	to be assigned
2704	109724906	$ 69,250.60	90.00	0	34	Arm	212 bps	to be assigned
2705	109725119	$ 98,840.41	90.00	0	34	Arm	212 bps	to be assigned
2706	109725218	$214,505.91	95.00	0	37	Arm	212 bps	to be assigned
2707	109725291	$120,519.07	96.29	0	38	Arm	212 bps	to be assigned
2708	109725341	$117,915.02	88.72	0	33	Fixed	135 bps	to be assigned
2709	109725440	$153,891.31	84.62	0	30	Arm	212 bps	to be assigned
2710	109725507	$ 89,177.56	85.00	0	30	Fixed	135 bps	to be assigned
2711	109725564	$148,375.01	90.00	0	34	Arm	212 bps	to be assigned
2712	109725820	$130,083.23	95.00	0	37	Arm	212 bps	to be assigned
2713	109725846	$171,552.17	84.37	0	29	Arm	212 bps	to be assigned
2714	109725960	$171,815.86	95.00	0	37	Arm	212 bps	to be assigned
2715	109725986	$287,761.59	90.00	0	34	Arm	212 bps	to be assigned
2716	109726000	$167,731.84	89.12	0	33	Arm	212 bps	to be assigned
2717	109726042	$138,577.03	95.00	0	37	Arm	212 bps	to be assigned
2718	109726075	$134,800.99	90.00	0	34	Arm	212 bps	to be assigned
2719	109726083	$139,261.45	90.00	0	34	Arm	212 bps	to be assigned
2720	109726109	$169,775.87	95.00	0	37	Arm	212 bps	to be assigned
2721	109726133	$229,294.54	83.45	0	29	Fixed	135 bps	to be assigned
2722	109726265	$102,972.39	95.00	0	37	Fixed	135 bps	to be assigned
2723	109726281	$279,379.85	84.85	0	30	Arm	212 bps	to be assigned
2724	109726315	$ 76,403.10	90.00	0	34	Fixed	135 bps	to be assigned
2725	109726422	$230,998.99	84.69	0	30	Arm	212 bps	to be assigned
2726	109726448	$ 83,396.81	95.00	0	37	Arm	212 bps	to be assigned
2727	109726471	$115,190.03	89.23	0	33	Fixed	135 bps	to be assigned
2728	109726505	$169,719.95	85.00	0	30	Arm	212 bps	to be assigned
2729	109726539	$ 53,596.65	95.00	0	37	Arm	212 bps	to be assigned
2730	109726778	$110,607.85	100.00	0	40	Fixed	135 bps	to be assigned
2731	109726828	$189,216.30	94.79	0	37	Arm	212 bps	to be assigned
2732	109726927	$ 90,795.02	90.00	0	34	Arm	212 bps	to be assigned
2733	109727305	$ 84,482.05	95.00	0	37	Arm	212 bps	to be assigned
2734	109727388	$152,923.14	90.00	0	34	Arm	212 bps	to be assigned
2735	109727412	$184,219.20	90.00	0	34	Arm	212 bps	to be assigned
2736	109727529	$292,033.12	90.00	0	34	Arm	212 bps	to be assigned
2737	109727545	$ 98,875.85	90.00	0	34	Arm	212 bps	to be assigned
2738	109727560	$ 70,098.57	90.00	0	34	Fixed	135 bps	to be assigned
2739	109727578	$172,380.69	89.02	0	33	Arm	212 bps	to be assigned
2740	109727610	$ 63,383.44	95.00	0	37	Fixed	135 bps	to be assigned
2741	109727628	$175,415.62	92.99	0	36	Arm	212 bps	to be assigned
2742	109727651	$116,931.28	90.00	0	34	Arm	212 bps	to be assigned
2743	109727685	$215,654.18	90.00	0	34	Arm	212 bps	to be assigned
2744	109727792	$125,305.06	95.00	0	37	Fixed	135 bps	to be assigned
2745	109727891	$227,520.60	90.00	0	34	Fixed	135 bps	to be assigned
2746	109727974	$110,654.07	90.00	0	34	Fixed	135 bps	to be assigned
2747	109728063	$103,512.01	85.00	0	30	Arm	212 bps	to be assigned
2748	109728196	$322,458.39	85.00	0	30	Fixed	135 bps	to be assigned
2749	109728485	$157,111.94	85.00	0	30	Arm	212 bps	to be assigned
2750	109728600	$ 75,985.80	85.00	0	30	Arm	212 bps	to be assigned
2751	109728634	$237,056.75	95.00	0	37	Arm	212 bps	to be assigned
2752	109728733	$ 86,341.91	90.00	0	34	Arm	212 bps	to be assigned
2753	109728741	$ 97,962.47	90.00	0	34	Arm	212 bps	to be assigned
2754	109728824	$150,512.32	90.00	0	34	Fixed	135 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

2755	109729012	$ 88,953.51	90.00	0	34	Arm	212 bps	to be assigned
2756	109729194	$ 96,819.35	88.18	0	32	Fixed	135 bps	to be assigned
2757	109729301	$327,820.26	85.00	0	30	Arm	212 bps	to be assigned
2758	109729343	$169,639.09	95.00	0	37	Fixed	135 bps	to be assigned
2759	109729434	$354,268.33	89.87	0	34	Arm	212 bps	to be assigned
2760	109729467	$161,880.97	90.00	0	34	Arm	212 bps	to be assigned
2761	109729764	$183,682.27	94.85	0	37	Fixed	135 bps	to be assigned
2762	109729954	$127,598.02	90.00	0	34	Arm	212 bps	to be assigned
2763	109730101	$174,547.44	95.00	0	37	Fixed	135 bps	to be assigned
2764	109730127	$197,687.06	90.00	0	34	Fixed	135 bps	to be assigned
2765	109730143	$ 63,268.15	85.00	0	30	Arm	212 bps	to be assigned
2766	109730150	$147,491.55	90.00	0	34	Arm	212 bps	to be assigned
2767	109730176	$152,888.49	90.00	0	34	Fixed	135 bps	to be assigned
2768	109730184	$127,297.54	85.00	0	30	Fixed	135 bps	to be assigned
2769	109730192	$ 90,188.21	95.00	0	37	Arm	212 bps	to be assigned
2770	109730234	$139,402.53	90.00	0	34	Arm	212 bps	to be assigned
2771	109730465	$143,664.08	95.00	0	37	Arm	212 bps	to be assigned
2772	109730473	$259,850.52	95.00	0	37	Arm	212 bps	to be assigned
2773	109730507	$ 82,638.10	90.00	0	34	Arm	212 bps	to be assigned
2774	109730556	$144,611.83	95.00	0	37	Arm	212 bps	to be assigned
2775	109730846	$161,765.94	90.00	0	34	Fixed	135 bps	to be assigned
2776	109730853	$119,824.39	88.89	0	33	Fixed	135 bps	to be assigned
2777	109730911	$157,757.60	100.00	0	40	Fixed	135 bps	to be assigned
2778	109730994	$ 73,000.57	85.00	0	30	Arm	212 bps	to be assigned
2779	109731265	$ 71,944.39	90.00	0	34	Arm	212 bps	to be assigned
2780	109731273	$359,428.26	95.00	0	37	Arm	212 bps	to be assigned
2781	109731349	$170,840.86	90.00	0	34	Arm	212 bps	to be assigned
2782	109731398	$399,240.00	85.00	0	30	Arm	212 bps	to be assigned
2783	109731455	$194,628.33	95.00	0	37	Fixed	135 bps	to be assigned
2784	109731497	$132,612.71	90.00	0	34	Fixed	135 bps	to be assigned
2785	109731562	$134,816.39	90.00	0	34	Arm	212 bps	to be assigned
2786	109731679	$221,172.11	95.00	0	37	Arm	212 bps	to be assigned
2787	109731729	$ 82,443.85	95.00	0	37	Arm	212 bps	to be assigned
2788	109731786	$206,566.72	90.00	0	34	Fixed	135 bps	to be assigned
2789	109731851	$137,065.22	92.77	0	36	Fixed	135 bps	to be assigned
2790	109732172	$106,117.16	90.00	0	34	Fixed	135 bps	to be assigned
2791	109732388	$215,826.41	83.08	0	28	Fixed	135 bps	to be assigned
2792	109732495	$ 85,930.88	100.00	0	40	Fixed	135 bps	to be assigned
2793	109732511	$ 50,329.16	90.00	0	34	Arm	212 bps	to be assigned
2794	109732552	$109,927.50	95.00	0	37	Arm	212 bps	to be assigned
2795	109732685	$309,448.81	92.54	0	36	Fixed	135 bps	to be assigned
2796	109732727	$190,665.34	90.00	0	34	Arm	212 bps	to be assigned
2797	109732859	$ 67,441.89	90.00	0	34	Fixed	135 bps	to be assigned
2798	109732883	$183,352.30	85.00	0	30	Fixed	135 bps	to be assigned
2799	109732891	$124,000.77	90.00	0	34	Arm	212 bps	to be assigned
2800	109733139	$137,282.85	89.98	0	34	Fixed	135 bps	to be assigned
2801	109733188	$249,967.15	90.00	0	34	Fixed	135 bps	to be assigned
2802	109733303	$151,806.14	87.36	0	32	Arm	212 bps	to be assigned
2803	109733329	$ 88,931.94	100.00	0	40	Fixed	135 bps	to be assigned
2804	109733352	$161,768.26	90.00	0	34	Arm	212 bps	to be assigned
2805	109733444	$297,238.80	85.00	0	30	Arm	212 bps	to be assigned
2806	109733550	$354,863.53	85.00	0	30	Arm	212 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

2807	109733618	$220,794.32	85.00	0	30	Arm	212 bps	to be assigned
2808	109733634	$320,926.99	90.00	0	34	Arm	212 bps	to be assigned
2809	109733899	$331,284.26	87.93	0	32	Arm	212 bps	to be assigned
2810	109733949	$ 56,820.39	95.00	0	37	Arm	212 bps	to be assigned
2811	109733980	$189,652.19	95.00	0	37	Arm	212 bps	to be assigned
2812	109734038	$148,505.06	95.00	0	37	Fixed	135 bps	to be assigned
2813	109734137	$ 94,368.40	90.00	0	34	Arm	212 bps	to be assigned
2814	109734178	$107,895.03	90.00	0	34	Fixed	135 bps	to be assigned
2815	109734277	$105,191.76	95.00	0	37	Fixed	135 bps	to be assigned
2816	109734350	$205,979.07	90.00	0	34	Fixed	135 bps	to be assigned
2817	109734426	$348,211.51	85.00	0	30	Fixed	135 bps	to be assigned
2818	109734467	$274,594.63	100.00	0	40	Fixed	135 bps	to be assigned
2819	109734483	$236,969.03	95.00	0	37	Fixed	135 bps	to be assigned
2820	109734608	$ 99,367.67	85.00	0	30	Fixed	135 bps	to be assigned
2821	109734772	$121,312.43	90.00	0	34	Arm	212 bps	to be assigned
2822	109734780	$155,602.66	95.00	0	37	Arm	212 bps	to be assigned
2823	109734798	$ 69,203.82	90.00	0	34	Arm	212 bps	to be assigned
2824	109734822	$ 67,951.03	85.00	0	30	Fixed	135 bps	to be assigned
2825	109734947	$220,744.77	85.00	0	30	Arm	212 bps	to be assigned
2826	109735092	$145,161.43	95.00	0	37	Arm	212 bps	to be assigned
2827	109735118	$358,811.41	90.00	0	34	Arm	212 bps	to be assigned
2828	109735340	$155,627.38	95.00	0	37	Arm	212 bps	to be assigned
2829	109735472	$101,831.29	85.00	0	30	Fixed	135 bps	to be assigned
2830	109735506	$348,246.50	85.00	0	30	Arm	212 bps	to be assigned
2831	109735571	$ 58,448.13	90.00	0	34	Fixed	135 bps	to be assigned
2832	109735589	$ 84,526.43	90.00	0	34	Fixed	135 bps	to be assigned
2833	109735621	$359,343.44	90.00	0	34	Arm	212 bps	to be assigned
2834	109735753	$133,047.74	90.00	0	34	Arm	212 bps	to be assigned
2835	109735779	$321,970.29	90.00	0	34	Arm	212 bps	to be assigned
2836	109735852	$186,646.01	84.23	0	29	Arm	212 bps	to be assigned
2837	109735860	$ 99,907.82	84.75	0	30	Fixed	135 bps	to be assigned
2838	109735878	$ 59,935.12	90.00	0	34	Fixed	135 bps	to be assigned
2839	109735910	$ 92,070.66	95.00	0	37	Arm	212 bps	to be assigned
2840	109736009	$106,153.95	85.00	0	30	Arm	212 bps	to be assigned
2841	109736017	$292,248.16	90.00	0	34	Arm	212 bps	to be assigned
2842	109736041	$280,612.25	84.99	0	30	Fixed	135 bps	to be assigned
2843	109736116	$ 67,446.82	90.00	0	34	Fixed	135 bps	to be assigned
2844	109736207	$211,138.34	90.00	0	34	Arm	212 bps	to be assigned
2845	109736264	$ 80,937.44	100.00	0	40	Arm	212 bps	to be assigned
2846	109736389	$283,787.12	94.67	0	37	Arm	212 bps	to be assigned
2847	109736470	$148,299.64	90.00	0	34	Arm	212 bps	to be assigned
2848	109736512	$172,175.17	80.80	0	26	Arm	212 bps	to be assigned
2849	109736520	$ 88,985.97	90.00	0	34	Arm	212 bps	to be assigned
2850	109736561	$ 98,921.23	90.00	0	34	Fixed	135 bps	to be assigned
2851	109736645	$186,644.21	85.00	0	30	Arm	212 bps	to be assigned
2852	109736660	$249,794.67	94.34	0	37	Fixed	135 bps	to be assigned
2853	109736686	$115,996.06	90.00	0	34	Arm	212 bps	to be assigned
2854	109736702	$ 83,238.05	85.00	0	30	Arm	212 bps	to be assigned
2855	109736710	$ 85,363.63	90.00	0	34	Fixed	135 bps	to be assigned
2856	109736728	$ 53,916.55	90.00	0	34	Fixed	135 bps	to be assigned
2857	109736819	$247,170.12	90.00	0	34	Arm	212 bps	to be assigned
2858	109736884	$161,288.37	95.00	0	37	Arm	212 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

2859	109737049	$112,429.71	90.00	0	34	Fixed	135 bps	to be assigned
2860	109737056	$ 68,357.27	95.00	0	37	Fixed	135 bps	to be assigned
2861	109737148	$ 58,875.03	95.00	0	37	Fixed	135 bps	to be assigned
2862	109737163	$139,006.66	81.82	0	27	Arm	212 bps	to be assigned
2863	109737189	$ 84,945.24	85.00	0	30	Fixed	135 bps	to be assigned
2864	109737262	$107,926.80	90.00	0	34	Arm	212 bps	to be assigned
2865	109737270	$173,501.43	90.00	0	34	Fixed	135 bps	to be assigned
2866	109737304	$118,905.31	88.15	0	32	Arm	212 bps	to be assigned
2867	109737403	$109,719.33	90.00	0	34	Arm	212 bps	to be assigned
2868	109737478	$365,169.58	85.00	0	30	Fixed	135 bps	to be assigned
2869	109737536	$148,398.31	90.00	0	34	Arm	212 bps	to be assigned
2870	109737692	$ 73,105.23	95.00	0	37	Arm	212 bps	to be assigned
2871	109737817	$ 85,404.28	90.00	0	34	Fixed	135 bps	to be assigned
2872	109737858	$160,353.62	87.28	0	32	Fixed	135 bps	to be assigned
2873	109737973	$184,363.08	90.00	0	34	Arm	212 bps	to be assigned
2874	109738039	$191,742.39	95.00	0	37	Arm	212 bps	to be assigned
2875	109738229	$ 74,645.12	90.00	0	34	Arm	212 bps	to be assigned
2876	109738328	$ 75,826.00	95.00	0	37	Fixed	135 bps	to be assigned
2877	109738419	$148,345.99	85.00	0	30	Arm	212 bps	to be assigned
2878	109738450	$ 87,854.85	88.00	0	32	Fixed	135 bps	to be assigned
2879	109738534	$332,745.35	88.80	0	33	Fixed	135 bps	to be assigned
2880	109738732	$117,214.16	85.00	0	30	Arm	212 bps	to be assigned
2881	109738815	$ 74,043.33	95.00	0	37	Fixed	135 bps	to be assigned
2882	109739078	$170,872.84	90.00	0	34	Fixed	135 bps	to be assigned
2883	109739094	$ 72,844.81	90.00	0	34	Arm	212 bps	to be assigned
2884	109739227	$ 52,070.94	90.00	0	34	Arm	212 bps	to be assigned
2885	109739292	$149,985.21	95.00	0	37	Fixed	135 bps	to be assigned
2886	109739334	$ 51,209.87	88.36	0	33	Arm	212 bps	to be assigned
2887	109739367	$308,494.42	95.00	0	37	Fixed	135 bps	to be assigned
2888	109739375	$113,908.38	88.72	0	33	Fixed	135 bps	to be assigned
2889	109739417	$ 84,533.35	90.00	0	34	Fixed	135 bps	to be assigned
2890	109739516	$250,012.45	90.00	0	34	Arm	212 bps	to be assigned
2891	109739565	$104,424.75	95.00	0	37	Fixed	135 bps	to be assigned
2892	109739623	$399,647.60	89.97	0	34	Arm	212 bps	to be assigned
2893	109739656	$285,733.83	93.16	0	36	Arm	212 bps	to be assigned
2894	109739797	$212,325.47	85.00	0	30	Arm	212 bps	to be assigned
2895	109740001	$140,297.67	90.00	0	34	Arm	212 bps	to be assigned
2896	109740027	$157,276.00	90.00	0	34	Arm	212 bps	to be assigned
2897	109740043	$119,610.27	90.00	0	34	Arm	212 bps	to be assigned
2898	109740092	$118,686.19	90.00	0	34	Fixed	135 bps	to be assigned
2899	109740100	$445,175.94	90.00	0	34	Arm	212 bps	to be assigned
2900	109740209	$115,097.20	90.00	0	34	Arm	212 bps	to be assigned
2901	109740266	$161,366.05	85.00	0	30	Fixed	135 bps	to be assigned
2902	109740290	$142,948.01	90.00	0	34	Arm	212 bps	to be assigned
2903	109740365	$116,935.96	90.00	0	34	Fixed	135 bps	to be assigned
2904	109740423	$ 60,257.87	90.00	0	34	Fixed	135 bps	to be assigned
2905	109740498	$ 90,040.15	85.00	0	30	Fixed	135 bps	to be assigned
2906	109740597	$144,682.65	95.00	0	37	Arm	212 bps	to be assigned
2907	109740613	$ 77,330.03	84.13	0	29	Arm	212 bps	to be assigned
2908	109740704	$418,156.28	90.00	0	34	Arm	212 bps	to be assigned
2909	109740712	$ 84,918.23	85.00	0	30	Fixed	135 bps	to be assigned
2910	109740779	$ 98,931.87	90.00	0	34	Arm	212 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

2911	109740803	$204,080.92	95.00	0	37	Fixed	135 bps	to be assigned
2912	109740837	$121,973.95	95.00	0	37	Arm	212 bps	to be assigned
2913	109740852	$113,921.15	95.00	0	37	Arm	212 bps	to be assigned
2914	109740878	$178,452.15	95.00	0	37	Arm	212 bps	to be assigned
2915	109740993	$158,850.70	85.00	0	30	Arm	212 bps	to be assigned
2916	109741017	$275,719.20	84.98	0	30	Arm	212 bps	to be assigned
2917	109741033	$201,226.60	95.00	0	37	Arm	212 bps	to be assigned
2918	109741090	$217,121.88	82.00	0	27	Fixed	135 bps	to be assigned
2919	109741124	$188,858.33	90.00	0	34	Arm	212 bps	to be assigned
2920	109741132	$ 91,570.34	95.00	0	37	Fixed	135 bps	to be assigned
2921	109741181	$101,344.28	94.95	0	37	Fixed	135 bps	to be assigned
2922	109741249	$119,892.57	100.00	0	40	Fixed	135 bps	to be assigned
2923	109741298	$ 91,600.76	94.85	0	37	Fixed	135 bps	to be assigned
2924	109741306	$111,255.06	85.00	0	30	Fixed	135 bps	to be assigned
2925	109741389	$205,043.08	90.00	0	34	Arm	212 bps	to be assigned
2926	109741421	$135,695.31	85.00	0	30	Arm	212 bps	to be assigned
2927	109741652	$ 52,657.65	85.00	0	30	Arm	212 bps	to be assigned
2928	109741660	$324,763.59	83.33	0	28	Arm	212 bps	to be assigned
2929	109741785	$ 98,668.05	90.00	0	34	Fixed	135 bps	to be assigned
2930	109741876	$ 59,465.76	85.00	0	30	Arm	212 bps	to be assigned
2931	109742122	$263,355.77	85.00	0	30	Arm	212 bps	to be assigned
2932	109742155	$ 62,046.01	90.00	0	34	Fixed	135 bps	to be assigned
2933	109742213	$347,751.90	89.92	0	34	Fixed	135 bps	to be assigned
2934	109742247	$251,811.10	90.00	0	34	Fixed	135 bps	to be assigned
2935	109742395	$119,898.69	90.91	0	34	Arm	212 bps	to be assigned
2936	109742486	$ 80,688.25	85.00	0	30	Arm	212 bps	to be assigned
2937	109742684	$393,599.35	95.00	0	37	Arm	212 bps	to be assigned
2938	109742882	$355,208.60	90.00	0	34	Fixed	135 bps	to be assigned
2939	109742924	$ 65,650.75	90.00	0	34	Fixed	135 bps	to be assigned
2940	109743013	$ 59,989.93	90.00	0	34	Arm	212 bps	to be assigned
2941	109743088	$ 77,272.31	90.00	0	34	Arm	212 bps	to be assigned
2942	109743146	$ 98,845.09	100.00	0	40	Fixed	135 bps	to be assigned
2943	109743237	$ 63,605.92	95.00	0	37	Fixed	135 bps	to be assigned
2944	109743252	$ 74,694.06	85.00	0	30	Arm	212 bps	to be assigned
2945	109743278	$ 89,585.36	90.00	0	34	Fixed	135 bps	to be assigned
2946	109743450	$101,959.90	85.00	0	30	Arm	212 bps	to be assigned
2947	109743633	$115,017.94	90.00	0	34	Arm	212 bps	to be assigned
2948	109743732	$190,083.85	85.00	0	30	Arm	212 bps	to be assigned
2949	109743757	$ 65,847.37	85.00	0	30	Arm	212 bps	to be assigned
2950	109743815	$ 97,158.80	90.00	0	34	Fixed	135 bps	to be assigned
2951	109743872	$ 85,456.14	90.00	0	34	Fixed	135 bps	to be assigned
2952	109743948	$283,000.80	90.00	0	34	Fixed	135 bps	to be assigned
2953	109744086	$211,362.36	90.00	0	34	Arm	212 bps	to be assigned
2954	109744110	$139,367.63	90.00	0	34	Fixed	135 bps	to be assigned
2955	109744136	$139,310.27	90.00	0	34	Arm	212 bps	to be assigned
2956	109744151	$196,862.36	93.81	0	37	Arm	212 bps	to be assigned
2957	109744177	$137,575.50	95.00	0	37	Arm	212 bps	to be assigned
2958	109744185	$222,790.44	94.49	0	37	Fixed	135 bps	to be assigned
2959	109744193	$ 96,734.29	85.00	0	30	Arm	212 bps	to be assigned
2960	109744219	$154,721.70	88.57	0	33	Arm	212 bps	to be assigned
2961	109744326	$341,629.19	90.00	0	34	Arm	212 bps	to be assigned
2962	109744334	$119,835.12	85.43	0	30	Arm	212 bps	to be assigned

MGIC Master Policy 12-670-4-3409 Certificate Schedule	MGIC

______________________________________________________________________________________________________

Amount of

Amount of

  MGIC

Aloan

    Amount of

  Primary

   MGIC

Loan

Premium

Certificate

Number

 Insurable Loan

LTV

Coverage

Coverage

Type

    Rate

  Number

______________________________________________________________________________________________________

2963	109744391	$135,667.60	90.00	0	34	Arm	212 bps	to be assigned
2964	109744425	$ 95,135.17	85.00	0	30	Arm	212 bps	to be assigned
2965	109744599	$324,466.95	95.00	0	37	Arm	212 bps	to be assigned
2966	109744607	$112,139.51	85.00	0	30	Arm	212 bps	to be assigned
2967	109744623	$156,479.32	95.00	0	37	Fixed	135 bps	to be assigned
2968	109744870	$177,622.00	90.00	0	34	Fixed	135 bps	to be assigned
2969	109744961	$199,134.80	95.00	0	37	Fixed	135 bps	to be assigned
2970	109744979	$242,719.57	85.00	0	30	Arm	212 bps	to be assigned
2971	109745075	$313,094.70	95.00	0	37	Arm	212 bps	to be assigned
2972	109745141	$140,513.06	95.00	0	37	Arm	212 bps	to be assigned
2973	109745281	$ 96,348.99	87.73	0	32	Fixed	135 bps	to be assigned
2974	109745323	$102,735.11	80.31	0	26	Arm	212 bps	to be assigned
2975	109745380	$146,638.80	89.03	0	33	Fixed	135 bps	to be assigned
2976	109745406	$ 64,308.55	90.00	0	34	Arm	212 bps	to be assigned
2977	109745422	$337,050.16	90.00	0	34	Fixed	135 bps	to be assigned
2978	109745539	$122,186.57	90.00	0	34	Fixed	135 bps	to be assigned
2979	109745620	$135,820.56	85.00	0	30	Arm	212 bps	to be assigned
2980	109745737	$143,003.79	90.00	0	34	Fixed	135 bps	to be assigned
2981	109745778	$132,192.62	90.00	0	34	Arm	212 bps	to be assigned
2982	109745802	$130,442.14	90.00	0	34	Fixed	135 bps	to be assigned
2983	109745836	$ 89,171.25	85.00	0	30	Fixed	135 bps	to be assigned
2984	109745927	$309,743.38	81.58	0	27	Arm	212 bps	to be assigned
2985	109745950	$166,383.67	90.00	0	34	Arm	212 bps	to be assigned
2986	109745976	$186,868.02	85.00	0	30	Arm	212 bps	to be assigned
2987	109746099	$182,654.90	95.00	0	37	Arm	212 bps	to be assigned
2988	109746214	$109,593.16	85.00	0	30	Fixed	135 bps	to be assigned
2989	109746248	$180,086.26	85.00	0	30	Arm	212 bps	to be assigned
2990	109746313	$ 89,419.09	81.36	0	27	Arm	212 bps	to be assigned